SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
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Breeze-Eastern Corporation

(Name of Registrant as Specified in Its Charter)
N/A

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NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
GENERAL INFORMATION
VOTING AT THE ANNUAL MEETING
DIRECTOR COMPENSATION
SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS, DIRECTORS, NOMINEES FOR DIRECTOR AND EXECUTIVE OFFICERS
COMPLIANCE WITH SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
EXECUTIVE OFFICERS, COMPENSATION AND OTHER INFORMATION
SUMMARY COMPENSATION TABLE
GRANTS OF PLAN-BASED AWARDS
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
NARRATIVE DISCLOSURE TO EXECUTIVE COMPENSATION TABLES
SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
PROPOSAL 2 -- RATIFICATION OF THE AUDIT COMMITTEE’S SELECTION OF MARCUM LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING MARCH 31, 2012
PROPOSAL 3 -- RATIFICATION OF STOCKHOLDER RIGHTS PLAN
PROPOSAL 4 -- APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AVAILABLE FOR ISSUANCE
PROPOSAL 5 -- APPROVAL OF 2012 INCENTIVE COMPENSATION PLAN
PROPOSALS FOR SUBMISSION AT NEXT ANNUAL MEETING
ANNUAL REPORTS
STOCKHOLDERS SHARING AN ADDRESS
OTHER MATTERS

BREEZE-EASTERN CORPORATION

Be Ready. Be Suretm

September 2, 2011

Dear Stockholder:

You are cordially invited to attend the 2011 Annual Meeting of Stockholders of Breeze-Eastern Corporation on October 6, 2011, at 10:00 a.m., local time, at its principal executive offices located at 35 Melanie Lane, Whippany, New Jersey 07981.

The Notice of Annual Meeting and Proxy Statement on the following pages describe the matters to be presented at the meeting.

It is important that your shares be represented at this meeting. Whether or not you plan to attend the meeting, we hope that you will have your stock represented by signing, dating and returning your proxy in the enclosed envelope as soon as possible. Your stock will be voted in accordance with the instructions you have given in your proxy.

Our Board of Directors and management look forward to seeing you at the meeting. Thank you for your continued support.

Sincerely yours,

D. MICHAEL HARLAN, JR.
Chief Executive Officer

BREEZE-EASTERN CORPORATION

Be Ready. Be Sure.tm

NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS
To Be Held October 6, 2011

To Our Stockholders:

The Annual Meeting of Stockholders (the “Meeting”) of Breeze-Eastern Corporation (the “Company”) will be held at 10:00 a.m., local time, on October 6, 2011, at its principal executive offices located at 35 Melanie Lane, Whippany, New Jersey 07981, to consider and act upon the following matters:

1.	To elect seven (7) directors of the Company, to serve until the 2012 annual meeting of stockholders and until their successors have been duly elected and qualified;

2.	To ratify the Audit Committee’s selection of Marcum LLP as the independent registered public accounting firm for the fiscal year ending March 31, 2012;

3.	To approve, ratify and confirm the adoption of the stockholder rights plan adopted by the Board of Directors pursuant to the Rights Agreement dated as of July 18, 2011 between the Company and Computershare Trust Company, N.A.;

4.	To approve an amendment to our Certificate of Incorporation to increase the number of shares of common stock we are authorized to issue from 14,700,000 to 100,000,000;

5.	To approve our 2012 Incentive Compensation Plan; and

6.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Only the stockholders of record at the close of business on August 17, 2011 will be entitled to notice of and to vote at the Meeting or any adjournments or postponements thereof. A list of stockholders entitled to vote at the meeting will be available for inspection at the meeting.

By Order of the Board of Directors

MARK D. MISHLER
Senior Vice President, Chief Financial Officer, Treasurer and Secretary

Whippany, New Jersey
September 2, 2011

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, WE URGE YOU TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. THE PROMPT RETURN OF PROXIES WILL ENSURE A QUORUM AND SAVE US THE EXPENSE OF FURTHER SOLICITATION. EACH PROXY GRANTED MAY BE REVOKED BY THE STOCKHOLDER APPOINTING SUCH PROXY AT ANY TIME BEFORE IT IS VOTED. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH SUCH PROXY CARD SHOULD BE SIGNED AND RETURNED TO ASSURE THAT ALL OF YOUR SHARES ARE VOTED.

BREEZE-EASTERN CORPORATION

Be Ready. Be Sure.tm
35 Melanie Lane, Whippany, New Jersey 07981

PROXY STATEMENT

GENERAL INFORMATION

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Breeze-Eastern Corporation (the “Company”) for use at the Annual Meeting of Stockholders of the Company to be held on October 6, 2011, at 10:00 a.m., local time, at 35 Melanie Lane, Whippany, New Jersey, and any adjournments or postponements thereof (the “Annual Meeting”).

For purposes of this proxy statement, the fiscal year of the Company ended March 31, 2011, may also be referred to as fiscal year 2011 or fiscal 2011.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON OCTOBER 6, 2011. THIS PROXY STATEMENT, THE ACCOMPANYING FORM OF PROXY CARD, AND OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED MARCH 31, 2011, ARE AVAILABLE AT HTTP://WWW.ENVISIONREPORTS.COM/BZC.

VOTING AT THE ANNUAL MEETING

Who Can Vote

Only stockholders of record at the close of business on August 17, 2011, the record date, are entitled to notice of and to vote at the meeting, and at any postponements or adjournments thereof. As of the record date, 9,469,540 shares of our common stock, $0.01 par value per share (“Common Stock”), were issued and outstanding. Holders of our Common Stock are entitled to one vote per share for each proposal presented at the Annual Meeting. The Common Stock does not have cumulative voting rights.

How to Vote; How Proxies Work

Our Board of Directors is asking for your proxy. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy. Please complete, date and sign the enclosed proxy card and return it at your earliest convenience. The cost of soliciting proxies will be borne by the Company, including expenses in connection with the preparation and mailing of the proxy statement, form of proxy and any other material furnished to the stockholders by the Company in connection with the Annual Meeting. In addition to the solicitation of proxies by mail, employees of the Company may also solicit proxies by telephone or personal contact. These employees will not receive any special compensation in connection therewith. We have retained our transfer agent, Computershare, N.A. to assist in the mailing of the proxy statement and collection of proxies by mail from brokers and other nominees at an estimated cost of $7,500. In addition, we may request banks and brokers to solicit their customers who beneficially own Common Stock listed of record in names of nominees, and will reimburse such banks and brokers for their reasonable out-of-pocket expenses of such solicitation. Our Annual Report on Form 10-K for the year ended March 31, 2011, which includes the Company’s consolidated financial statements, is being mailed to stockholders together with these proxy materials on or about September 5, 2011.

Any proxy not specifying to the contrary, and not designated as broker non-votes as described below, will be voted:

•	FOR the election of the directors;

•	FOR the ratification of the selection of Marcum LLP as the Company’s independent registered public accounting firm for the 2012 fiscal year;

•	FOR the approval of the stockholder rights plan;

•	FOR the amendment to our certificate of incorporation to increase the number of authorized shares of Common Stock from 14,700,000 shares to 100,000,000 shares;

•	FOR the approval of the 2012 Incentive Compensation Plan.

Should any matters not described above be properly presented at the Annual Meeting, the persons named in the proxy form will vote in accordance with their judgment. The proxy form authorizes these persons, in their discretion, to vote upon such matters as may properly be brought before the Annual Meeting or any adjournments or postponements thereof.

What Constitutes a Quorum

The presence at the Annual Meeting in person or by proxy of holders of outstanding Common Stock entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting will constitute a quorum.

What Vote is Required

Directors are elected by a plurality of the votes cast with a quorum present. The seven persons who receive the greatest number of votes of the holders of Common Stock represented in person or by proxy at the Annual Meeting will be elected directors of the Company. The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve (i) the ratification of the selection of Marcum LLP as the Company’s independent auditor for the fiscal year ending March 31, 2012, (ii) the adoption of the Stockholder Rights Plan, and (iii) the adoption of our 2012 Incentive Compensation Plan. The approval of the holders of a majority of our outstanding shares of Common Stock is required to amend our Certificate of Incorporation to increase the number of authorized shares of Common Stock.

How Abstentions and Broker Non-Votes Are Treated

Abstentions will be counted as shares that are present for purposes of determining a quorum. For the election of directors, abstentions are excluded entirely from the vote and do not have any effect on the outcome. For the proposal to amend our Certificate of Incorporation, abstentions will have the same effect as a vote against the proposal. For all other proposals, abstentions are not counted in determining the votes cast.

A broker non-vote occurs when the broker holding shares in street name is unable to vote on a proposal because exchange rules prohibit a broker from voting on the matter without owner instructions. Relevant exchange rules provide that a broker holding shares for an owner in street name may not vote for a non-routine proposal or a stockholder proposal that is opposed by management, without voting instructions, whereas a broker may vote on routine matters without owner instructions. The election of directors, the proposal to approve our Stockholder Rights Plan, the proposal to amend our Certificate of Incorporation, and the proposal to adopt the 2012 Incentive Compensation Plan are non-routine items. Except in the case of the proposal to amend our Certificate of Incorporation, broker non-votes, if any, will not be counted as having been entitled to vote or as a vote cast and will have no effect on the outcome of the vote on these proposals. Broker non-votes will have the effect as a vote against the proposal to amend our Certificate of Incorporation. The ratification of the appointment of Marcum LLP is a routine item.

How to Revoke

Any person giving a proxy in the form accompanying this proxy statement has the power to revoke it at any time before its exercise. The proxy may be revoked by filing with the Secretary of the Company an instrument of revocation or a duly executed proxy bearing a later date, or by electing to vote in person at the Annual Meeting. A stockholder who attends the Annual Meeting need not revoke the proxy and vote in person unless he or she wishes to do so. The mere presence at the Annual Meeting of the person appointing a proxy does not, however, revoke the appointment. If you are a stockholder whose shares are not registered in your own name, you will need additional documentation from your record holder to vote personally at the Annual Meeting.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

This report contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements other than statements of historical facts included or incorporated by reference in this report, including, without limitation, statements regarding our future financial position, business strategy, budgets, projected revenues, projected costs and plans and objective of management for future operations, are forward-looking statements. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “expects,” “intends,” “plans,” “projects,” “estimates,” “anticipates,” or “believes” or the negative thereof or any variation there on or similar terminology or expressions.

We have based these forward-looking statements on our current expectations and projections about future events. These forward-looking statements are not guarantees and are subject to known and unknown risks, uncertainties and assumptions about us that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Important factors that could cause actual results to differ materially from our expectations include, but are not limited to: changes in business conditions, changes in applicable laws, rules and regulations affecting the Company in locations in which it conducts its business, interest rate trends, a decline or redirection of the U.S. defense budget, the termination of any contracts with the U.S. Government, changes in our sales strategy and product development plans, changes in the marketplace, continued services of our executive management team, competitive pricing pressures, market acceptance of our products under development, delays in the development of products, changes in spending allocation or the termination, postponement, or failure to fund one or more significant contracts by the United States Government or other customers, determination by the Company to dispose of or acquire additional assets, events impacting the U.S. and world financial markets and economies, and statements of assumption underlying any of the foregoing, as well as other factors set forth under the caption “Risk Factors” in our annual report on Form 10-K for the fiscal year ended March 31, 2011 filed with the Securities and Exchange Commission.

All subsequent written and oral forward-looking statements attributable to us, or persons acting on our behalf, are expressly qualified in their entirety by the foregoing. Except as required by law, we assume no duty to update or revise our forward-looking statements based on changes in internal estimates, expectations, or otherwise.

PROPOSAL 1 — ELECTION OF DIRECTORS

Our Board of Directors is elected annually. The Certificate of Incorporation, as amended, and Bylaws, as amended and restated, of the Company provide that the number of directors of the Company shall be not less than five nor more than fifteen, with the exact number to be fixed by the Bylaws. The exact number of directors is currently fixed at seven. In July 2011, Mr. Charles Grigg informed us that he will not be standing for re-election as a member of the Board of Directors at the Annual Meeting. The Board has nominated Robert J. Kelly to serve as a director of the Company in place of Mr. Grigg.

It is the intention of the persons named in the accompanying form of proxy to vote for all of the nominees named below (the “Nominees”), unless other instructions are given. Although it is not anticipated that any of the Nominees will be unable to serve, in the event any Nominee is unable or declines to serve as a director at the time of the Annual Meeting, proxies will be voted for the election of a substitute proposed by the Board of Directors.

Approval by Stockholders

The director nominees who receive the greatest number of votes at the Annual Meeting will be elected to the Board. If you do not wish your shares to be voted for a particular Nominee named on the proxy form that accompanies this proxy statement, you may withhold your vote as provided on the proxy form.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH DIRECTOR NOMINEE

Information Concerning Nominees to the Board of Directors

We believe that our Board should be composed of individuals with sophistication and experience in many substantive areas that impact our business. We believe that experience, qualifications, or skills in the following areas are most important: experience in the aerospace/defense industry; regulatory; accounting and finance; capital markets; design, innovation and engineering; strategic planning; human resources and development practices; and board practices of other public corporations. These areas are in addition to the personal qualifications described in this section. We believe that all of our current Board members possess the professional and personal qualifications necessary for board service, and have highlighted particularly noteworthy attributes for each Board member in the individual biographies below. The principal occupation and business experience, for at least the past five years, of each current director and the new nominee is as follows:

Current Directors

			Director
Name	Position with the Company	Age	Since

William H. Alderman	Director	49	2007
William J. Recker	Director	68	1997
Russell M. Sarachek	Director	47	2007
William M. Shockley	Director	49	2006
Frederick Wasserman	Director	57	2007
D. Michael Harlan, Jr.	Director, President and Chief Executive Officer	54	2010

Mr. Alderman has been President of Alderman & Company Capital, LLC and its affiliates since 2001. Alderman & Company Capital, LLC is a securities broker dealer specializing in the aerospace and defense industries. He was Managing Director of the aviation investment banking practice of Fieldstone Investments from 1999 to 2001. He was a registered Securities Representative and Senior Associate at GE Capital from 1991 to 1995 and Senior Vice President at Aviation Sales Company from 1996 to 1999. Since 2007, he has served as a director of Teamstaff, Inc., a Nasdaq-traded logistics and services company. He is also currently a director of UFC Aerospace and Supplier Excellence Alliance. Mr. Alderman possesses particular knowledge, experience, and contacts in the aerospace and defense industry which make him a strong contributor to strategy and M&A discussions and strengthens the Board’s collective qualifications, skills, and experience.

Mr. Recker is currently retired and has been for the last six years. Mr. Recker was President, C.E.O., and Chairman of Gretag Imaging AG from 1990 until 1998 and continued as Chairman until 2000. He serves on the boards of directors of several private high technology start up companies and non-profit organizations. Mr. Recker’s experience as a business leader and general management executive make him a strong contributor to Board discussions of people and strategy and strengthens the Board’s collective qualifications, skills, and experience.

Mr. Sarachek has been Managing Director of Contra Capital Management since 2002. From 1992 to 2002, he held various positions, including Executive Vice President and director of mergers and acquisitions with Groupe Schneider, a global manufacturer and distributor of electrical equipment and industrial controls. Mr. Sarachek has extensive knowledge in corporate governance practices for public companies and has a range of aerospace and defense industry contacts that help strengthen the Board’s collective qualifications, skills, and experience.

Mr. Shockley has been a member of the general partner of Tinicum Capital Partners II, L.P., a private equity fund, since 2004. From May 2005 through June 2006 he was the President and Chief Executive Officer of Penn Engineering & Manufacturing Corporation, a leading manufacturer of specialty fasteners and a portfolio company of

Tinicum Capital Partners. Mr. Shockley was Chief Financial Officer of SPS Technologies, Inc., a leading manufacturer of specialty fasteners, materials and components for the aerospace, industrial and automotive markets, from 1995 to 2003. Mr. Shockley’s financial sophistication and expertise, extensive experience in handling complicated environmental matters, and broad aerospace and defense industry exposure strengthen the Board’s collective qualifications, skills, and experience.

Mr. Wasserman is currently a financial management consultant. Until December 31, 2006, Mr. Wasserman was the Chief Operating/Financial Officer of Mitchell & Ness Nostalgia Co., a privately-held manufacturer and distributor of licensed sportswear and authentic team apparel. Prior to Mitchell & Ness, Mr. Wasserman served as the President of Goebel of North America, a U.S. subsidiary of the German specialty gift maker, from 2002 to 2005 and as its Chief Financial Officer from 2001 to 2005. Mr. Wasserman also serves as a director of Acme Communications, Inc., TeamStaff, Inc., Allied Defense Group, Inc., The Aftersoft Group, Inc., Gilman Ciocia Inc., and Crown Crafts, Inc. Mr. Wasserman’s financial expertise and experience in serving on the board of directors of other public companies strengthen the Board’s collective qualifications, skills, and experience.

Mr. Harlan has been the Company’s President and Chief Executive Officer since January 2010. Mr. Harlan joined the Company in August 2009 as its Executive Vice President and Chief Operating Officer. Prior to joining the Company, from June 2007 to July 2008, Mr. Harlan served as Chief Executive Officer of Nomad Innovations, LLC, a business developing turnkey wireless broadband systems. Mr. Harlan served as President and Chief Operating Officer of Conforma Clad, Inc., a manufacturer of high performance industrial wear protection from 2001 to 2006. Mr. Harlan was also previously employed by AlliedSignal Inc., and McKinsey & Company, Inc. and served in the U.S. Navy. Mr. Harlan has a detailed understanding of our operations, customers, and employees along with broad aerospace and defense industry knowledge and mergers & acquisitions experience, all of which strengthen the Board’s collective qualifications, skills, and experience.

Director Nominee

Name	Age

Robert J. Kelly	51

Mr. Kelly has been employed by Tinicum, the management company of Tinicum Capital Partners II, L.P., since 1991. Mr. Kelly currently is an observer on the board of X-Rite, Inc. and a Director of Penn Engineering and Manufacturing Corp, a leading manufacturer of specialty fasteners, and Accuride Corporation, a manufacturer and supplier of commercial vehicle components. Mr. Kelly has in the past served as a director of a number of Tinicum Capital Partners II, L.P. portfolio companies. Prior to joining Tinicum, Mr. Kelly held positions at Pacific Telesis and Bain & Company. Mr. Kelly is a graduate of Yale College and the Stanford University Graduate School of Business. Mr. Kelly has extensive investment expertise and considerable experience serving on the boards of public and private companies, all of which will strengthen the Board’s collective qualifications, skills and experience.

THE BOARD OF DIRECTORS

Meetings and Remuneration

During fiscal 2011, the Board held eight meetings. Each incumbent director attended at least 75% of the aggregate of (i) the total number of meetings held by the Board during fiscal 2011 (held during the period for which he has been a director) and (ii) the total number of meetings held by all committees of the Board on which he or she served during that period.

Director Attendance at Annual Meetings

The policy of the Company’s Board is that all directors should attend annual meetings of stockholders and are not separately compensated for their attendance, although out-of-pocket expenses are reimbursed. All members of the Board attended our 2010 Annual Meeting.

Security Holder Recommendations of Director Candidates

The Governance & Nominating Committee currently has no specific policy regarding recommendations for nominees to the Board from security holders. Security holders are permitted to nominate candidates for director in person at each annual meeting of stockholders. The Governance & Nominating Committee may consider nominees recommended by stockholders in writing to the Secretary of the Company.

Director Independence

The Board governance policies provide that all outside directors should be independent. On August 14, 2006, the American Stock Exchange (now known as “NYSE Amex”) listed our Common Stock for trading. As a result of such listing, we maintain compliance with the NYSE Amex Listing Standards and have adopted the independence criteria of NYSE Amex for purposes of determining director independence for the Board and its committees.

The Board has affirmatively determined that none of the current members of the Board, except for Mr. Harlan, has a material relationship with the Company, and that each director, except Mr. Harlan, qualifies as independent under the NYSE Amex independence criteria.

Committees

The Board has a standing Audit Committee, Governance & Nominating Committee, Incentive & Compensation Committee, and Strategic Planning Committee.

Audit Committee

The Audit Committee reviews with our independent auditing firm the results of the firm’s annual examination, advises the full Board regarding its findings and provides assistance to the full Board in matters involving financial statements and financial controls. The Audit Committee is comprised of Messrs. Wasserman (Chair), Alderman and Recker. The Board has determined that each member of the Audit Committee meets the independence standards set forth in Rule 10A-3 promulgated under the Exchange Act and the independence standards set forth in the NYSE Amex Company Guide. The Board has determined that Mr. Wasserman qualifies as an “audit committee financial expert,” as defined in Item 407(d)(5)(ii) of Regulation S-K, promulgated under the Exchange Act. The Audit Committee held four formal meetings during fiscal 2011.

The Audit Committee operates under a written charter adopted by the Board, which is reviewed annually. The charter is available on our website at www.breeze-eastern.com under the heading “Corporate Governance”, which can be accessed by clicking on “Company Information” on the home page of the site. Under the charter, the Audit Committee is required to pre-approve the audit and non-audit services to be performed by our independent registered public accounting firm.

Governance & Nominating Committee

The Governance & Nominating Committee establishes the criteria for, and reviews the qualifications of individuals with respect to, nomination to the Board and to committees of the Board. In addition, the Governance & Nominating Committee also presents recommendations for replacement directors when vacancies occur on the Board or committees thereof. The Governance & Nominating Committee may consider nominees recommended by stockholders in writing to the Secretary of the Company. The committee is comprised of Messrs. Sarachek (Chair), Recker, Shockley and Wasserman, each of whom satisfy the independence standards established by NYSE Amex. This committee held three formal meetings during fiscal 2011.

The Governance & Nominating Committee operates under a written charter, which is reviewed annually. The charter is available on our website at www.breeze-eastern.com under the heading “Corporate Governance”, which can be accessed by clicking on “Company Information” on the home page of the site.

Director Nomination Process

The Governance & Nominating Committee is comprised entirely of directors who meet applicable independence requirements of NYSE Amex and is responsible for overseeing the process of nominating individuals to stand for election as directors.

Our process of director nominations takes into consideration individuals recommended by members of the Board as well as from other sources. The Governance & Nominating Committee Charter provides that the committee may retain a professional search firm for such purpose if it is deemed necessary, and further provides that the committee shall select such firm in its sole discretion. The Company has no specific policy for reviewing candidates recommended by security holders. The Board of Directors believes that such a policy is not necessary because the directors have access to a sufficient number of excellent candidates from which to select a nominee when a vacancy occurs on the Board. However, the Governance & Nominating Committee may consider nominees recommended by stockholders in writing to the Secretary of the Company.

The Governance & Nominating Committee’s process for identifying and evaluating director candidates is as follows: The Committee may retain a professional search firm to assist the Committee in managing the overall process, including the identification of director candidates who meet certain criteria set from time to time by the Committee. All potential candidates are reviewed by the Governance & Nominating Committee, and by the search firm, if one has been engaged. In the course of this review, some candidates are eliminated from further consideration because of conflicts of interest, unavailability to attend Board or committee meetings, or other relevant reasons. The Governance & Nominating Committee then decides which of the remaining candidates most closely match the established criteria and are therefore deserving of further consideration. The Governance & Nominating Committee then discusses these candidates, decides which of them, if any, should be pursued, gathers additional information if desired, conducts interviews and decides whether to recommend one or more candidates to the Board for nomination. The Board discusses the Governance & Nominating Committee’s recommended candidates, decides if any additional interviews or further background information is desirable and, if not, decides whether to nominate one or more candidates. Those nominees are named in the proxy statement for election by the stockholders at the Annual

Meeting (or, if between Annual Meetings, the nominees may be appointed by the Board itself).

In order to be recommended by the Governance & Nominating Committee, a candidate must meet the following minimum qualifications: independence, personal ability, integrity, intelligence, relevant business background, expertise in areas of importance to our objectives, and a sensitivity to our corporate responsibilities. For the purpose of determining a candidate’s independence, the Governance & Nominating Committee is guided by the criteria of the NYSE Amex.

We do not have a formal policy with regard to the consideration of diversity in identifying director nominees, but the Board strives to nominate directors with a variety of complementary skills so that, as a group, the Board will possess the appropriate talent, skills, and expertise to oversee our businesses.

Incentive & Compensation Committee

The Incentive & Compensation Committee oversees our long term incentive plans and approves bonuses, grants stock options and awards restricted stock under the terms of such plans. Additional discussion of the Incentive & Compensation Committee’s role is set forth in the Compensation Discussion and Analysis section of this proxy statement. This Committee is composed entirely of independent Board members. The Incentive & Compensation Committee, which currently consists of Messrs. Shockley (Chair), Grigg, and Wasserman, held two formal meeting during fiscal 2011.

The Incentive & Compensation Committee operates under a written charter adopted by the Board, which is reviewed annually. The charter is available on our website at www.breeze-eastern.com under the heading “Corporate Governance”, which can be accessed by clicking on “Company Information” on the home page of the site.

Strategic Planning Committee

The Strategic Planning Committee reviews the strategies proposed by management and provides guidance with respect to such strategies. The committee also reviews achievement of key milestones as determined by management and the committee. The Strategic Planning Committee is comprised of Messrs. Recker (Chair), Alderman, Sarachek and Shockley. The Strategic Planning Committee held three formal meetings during fiscal 2011. The Strategic Planning Committee does not operate under a written charter.

Security Holder Communications to the Board

The Board of Directors has established a process for stockholders to send communications to it. Stockholders who wish to communicate with the Board of Directors, or specific individual directors, may do so by directing correspondence addressed to such directors or director in care of Mark D. Mishler, Secretary, at the principal executive offices of the Company. Such correspondence shall prominently display the fact that it is a stockholder-board communication and whether the intended recipients are all or individual members of the Board of Directors. The Secretary has been authorized to screen commercial solicitations and materials which pose security risks, are unrelated to the business or governance of the Company or are otherwise inappropriate. The Secretary shall promptly forward any and all such stockholder communications to the entire Board of Directors or the individual director as appropriate. In the alternative, stockholder correspondence can be addressed to 35 Melanie Lane, Whippany, New Jersey 07981, Attention: Mark D. Mishler.

Code of Business Conduct

The Board has approved a Code of Business Conduct for the Company that applies to our officers, directors and employees, including our principal executive officer, principal financial officer and principal accounting officer. We have provided training for all employees on the Code of Business Conduct and require that all directors, officers and employees abide by the Code of Business Conduct, which is available under the heading “Corporate Governance” on our website at www.breeze-eastern.com, which can be accessed by clicking on “Company Information” on the home page of the site. We do not anticipate making amendments to or waivers from the provisions of our Code of Business Conduct. If we make any amendments to our Code of Business Conduct, or if our Board of Directors grants any waiver from a provision thereof for our principal executive officer, our principal financial officer or our principal accounting officer, we will disclose the nature of such amendment or waiver, the name of the person(s) to whom the waiver was granted and the date of the amendment or waiver on our internet website.

Board of Directors Leadership Structure

The Board does not have a formal policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board as the Board believes it is in our best interest to make that determination based on the position and direction of the Company and the membership of the Board. The Board has determined that having an independent director serve as Chairman is in the best interest of our stockholders at this time. This structure ensures a greater role for the independent directors in Company oversight and active participation of the independent directors in setting agendas and establishing Board priorities and procedures. Further, this structure permits our Chief Executive Officer to focus on the management of our day-to-day operations.

Risk Management

Companies face a variety of risks, including credit risk, liquidity risk, and operational risk. The Board believes an effective risk management system will (i) timely identify the material risks that we face, (ii) communicate necessary information with respect to material risks to senior executives and, as appropriate, to the Board or relevant Board committee, (iii) implement appropriate and responsive risk management strategies consistent with our risk profile, and (iv) integrate risk management into our decision making.

The Board has designated the Audit Committee to take the lead in overseeing risk management and the Audit Committee makes periodic reports to the Board regarding briefings provided by management and advisors as well as the Audit Committee’s own analysis and conclusions regarding the adequacy of our risk management processes.

In addition to the formal compliance program, the Board encourages management to promote a corporate culture that incorporates risk management into our corporate strategy and day-to-day business operations. The Board also continually works, with the input of our executive officers, to assess and analyze the most likely areas of future risk for the Company.

DIRECTOR COMPENSATION

The following table sets forth the compensation for fiscal 2011 for those persons who served as members of our Board of Directors during fiscal 2011:

	Fees
	Earned or	Stock
	Paid in	Awards	Total
Name (1)	Cash ($)(2)	($) (3)(4)	($)

William H. Alderman	5,000	30,000	35,000
Charles W. Grigg	5,000	30,000	35,000
Jay R. Harris(4)	0	30,000	30,000
William J. Recker	5,000	30,000	35,000
Russell M. Sarachek	5,000	30,000	35,000
William M. Shockley	5,000	30,000	35,000
Frederick Wasserman	5,000	30,000	35,000

(1)	Mr. Harlan has been omitted from this table as he is a management member of the Board of Directors and is not separately compensated for his service on the Board of Directors.

(2)	Consists of the quarterly portion of annual cash compensation of $20,000 payable to each director, which was instituted on January 1, 2011.

(2)	Represents the grant date fair value of the award, calculated in accordance with FASB Accounting Standard Codification 718, “Compensation — Stock Compensation,” or ASC 718. The assumptions used in calculating the grant date fair value of the awards are set forth in Note 9 of our Financial Statements set forth in our annual report on Form 10-K for the year ended March 31, 2011.

(3)	The stock awards granted to directors during fiscal 2011 were granted as of September 23, 2010, at which date the stock price was $6.89, resulting in an award of 4,354 restricted shares to each of Messrs. Alderman, Grigg, Harris, Recker, Sarachek, Shockley and Wasserman.

(4)	Mr. Harris resigned from the Board of Directors on November 14, 2010.

Directors who are not employees of the Company or any of its subsidiaries receive an annual retainer of $30,000 payable in shares of our common stock in the form of a restricted stock award. The number of shares awarded is determined by dividing $30,000 by the closing price of our common stock on the date of the annual meeting of stockholders each year. The stock is awarded to the directors in advance for the balance of their term within a reasonable time following election or re-election to the Board. Such shares carry restrictions on transfer or sale, but not as to dividend and voting rights, until six months after the date of grant.

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS, DIRECTORS, NOMINEES FOR DIRECTOR AND EXECUTIVE
OFFICERS

The following table sets out certain information regarding the beneficial ownership of our common stock as of August 17, 2011 (except as referenced in the footnotes) by (i) each person who is known by the Company to be the beneficial owner of 5% or more of our common stock, (ii) each director and nominee for director of the Company, individually, (iii) the Chief Executive Officer of the Company, (iv) all executive officers named in our summary compensation table, and (v) all directors, nominees for director and executive officers as a group. Except as otherwise indicated, the address of each person is 35 Melanie Lane, Whippany, New Jersey 07981.

	Number of
	Shares of		Percentage of
Name	Common Stock (1)		Common Stock (1)

Tinicum Capital Partners II, L.P.	3,303,373	(2)	34.88%
800 Third Avenue 40th Floor
New York, NY 10022
Wynnefield Partners Small Cap Value, L.P.	2,117,911	(3)	22.37%
450 Seventh Avenue, Suite 509
New York, NY 10123
T. Rowe Price Associates, Inc.	892,830	(4)	9.43%
100 E. Pratt Street
Baltimore, MD 21202
VN Capital Fund I, L.P.	603,430	(5)	6.37%
1133 Broadway, Suite 1609
New York, NY 10010
Directors, Nominees and Executive Officers
William H. Alderman	14,592		*
Charles W. Grigg	14,592	(6)	*
William J. Recker	299,690		3.16%
Russell M. Sarachek	165,134	(7)	1.74%
William M. Shockley	17,167	(8)	*
Frederick Wasserman	14,592		*
D. Michael Harlan, Jr.	91,119	(9)	*
Mark D. Mishler	32,236	(10)	*
Directors, nominees and executive officers as a group (8 persons)	649,122	(11)	6.79%

*	Less than 1%.

(1)	Except as set out in these footnotes, the persons named in this table have sole voting power and investment power with respect to all shares of our common stock shown as beneficially owned by them, subject to community property laws where applicable. References in these footnotes to “shares,” unless otherwise specified, are to shares of common stock. The percentages of common stock shown are based upon the 9,469,540 shares of common stock outstanding as of August 17, 2011.

(2)	Based on a Form 4 and a Schedule 13D/A filed with the SEC on June 15, 2011 by Tinicum Capital Partners II, L.P. (“TCP”). For purposes of the reporting requirements of the Securities Exchange Act of 1934, TCP (and Tinicum Capital Partners II Parallel Fund, L.P. (“TCPP”) with respect to 17,220 shares) is deemed to be a beneficial owner of such securities; TCP and TCPP each disclaim beneficial ownership of shares held by the other, respectively. If TCP and TCPP are each deemed to beneficially own shares held by the other, TCP and TCPP’s aggregate beneficial ownership would be 3,303,373 shares or 34.93%. Messrs. Eric Ruttenberg and Terence O’Toole are Co-Managing Members of Tinicum Lantern II, L.L.C., the general partner of TCP and TCPP, and are the control persons of TCP and TCPP.

(3)	Based on a Form 4 filed with the SEC on June 20, 2011 and a Schedule 13D filed with the SEC on June 21, 2011, by Wynnefield Partners Small Cap Value, L.P., Wynnefield Partners Small Cap Value, L.P. I.; Wynnefield Small Cap Value Offshore Fund, Ltd.; Channel Partnership II, L.P.; Nelson Obus; Joshua Landes; Wynnefield Capital Management, LLC; and Wynnefield Capital, Inc. Wynnefield Capital Management, LLC reported that it holds an indirect beneficial interest in 1,356,902 shares which are directly beneficially owned by Wynnefield Partners Small Cap Value, L.P. and Wynnefield Partners Small Cap Value, L.P.I., Wynnefield Capital, Inc. reported that it holds an indirect beneficial interest in the 722,609 shares which are directly beneficially owned by Wynnefield Small Cap Value Offshore Fund, Ltd. Nelson Obus reported that he holds an indirect beneficial interest in 38,400 shares which are directly beneficially owned by Channel Partnership II, L.P. Nelson Obus and Joshua Landes are the control persons of each of these entities.

(4)	Based on a Schedule 13G filed with the SEC on February 10, 2011 jointly by T. Rowe Price Associates, Inc. (“Price Associates”) and T. Rowe Price Small Cap Value Fund, Inc. (“Price Small-Cap”). These shares are owned by various individual and institutional investors with respect to which Price Associates or Price Small-Cap serves as investment advisor. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates (and Price Small-Cap with respect to 770,000 shares) is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities. Mr. David Oestreicher is the control person of each of these entities.

(5)	Based on a Schedule 13D/A filed with the SEC on June 23, 2011, by VN Capital Fund I, L.P., VN Capital Management, LLC, Joinville Capital Management, LLC, James T. Vanasek, and Patrick Donnell Noone. As the general partner of VN Capital Fund I, L.P., VN Capital Management, LLC and Joinville Capital Management, LLC may be deemed to indirectly beneficially own the 603,430 shares which are directly beneficially owned by VN Capital Fund I, L.P. As the managing members of VN Capital Management, LLC and Joinville Capital Management, LLC, Mr. Vanasek and Mr. Noone may be deemed to indirectly beneficially own the 603,430 shares which are directly beneficially owned by VN Capital Fund I, L.P.

(6)	Mr. Grigg is a member of Tinicum Lantern II, L.L.C., the general partner of Tinicum Capital Partners II, L.P. and Tinicum Capital Partners II Parallel Fund, L.P., and, as such, may have an indirect interest in 3,303,373 shares owned by Tinicum Capital Partners II, L.P. and Tinicum Capital Partners II Parallel Fund, L.P., as reported in the Form 4 and a Schedule 13D/A filed with the SEC on June 15, 2011.

(7)	Includes 156,196 shares of common stock in which Mr. Sarachek may be deemed to be the indirect beneficial owner by virtue of his having investment discretion and voting control over such shares in funds for which he serves as the managing member.

(8)	Mr. Shockley is a member of Tinicum Lantern II, L.L.C., the general partner of Tinicum Capital Partners II, L.P. and Tinicum Capital Partners II Parallel Fund, L.P., and, as such, may have an indirect interest in 3,303,373 shares owned by Tinicum Capital Partners II, L.P. and Tinicum Capital Partners II Parallel Fund, L.P., as reported in a Form 4 and a Schedule 13D/A filed with the SEC on June 15, 2011.

(9)	Includes 75,000 shares issuable upon exercise of options. Does not include 50,000 shares issuable upon exercise of options subject to vesting.

(10)	Includes 14,665 shares issuable upon exercise of options. Does not include 29,335 shares issuable upon exercise of options subject to vesting.

(11)	Includes 89,665 shares issuable upon exercise of options.

COMPLIANCE WITH SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 (the “Act”) requires the Company’s directors, executive officers, and persons who beneficially own more than 10 percent of our common stock, to file reports of ownership and changes in ownership with the SEC. Directors, executive officers, and greater than 10 percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on our review of the copies of such forms received by us or filed with the SEC, we believe that during fiscal 2011, all persons subject to the reporting requirements of Section 16(a) with respect to the Company filed the required reports on a timely basis, except that Messrs. Recker, Grigg, Alderman, Wasserman, Harris, Shockley, Sarachek, Harlan and Mishler failed to timely file a Form 4.

EXECUTIVE OFFICERS, COMPENSATION AND OTHER INFORMATION

Executive Officers

Set out in the table below are the names, ages and positions held by executive officers of the Company.

			Executive
			Officer
Name	Position with the Company	Age	Since

D. Michael Harlan, Jr.	President and Chief Executive Officer	54	2009
Mark D. Mishler	Senior Vice President, Chief Financial Officer, Treasurer and Secretary	52	2010

Our executive officers are elected by and serve at the discretion of the Board. No arrangement exists between any executive officer and any other person or persons other than the Company pursuant to which any executive officer was or is to be selected as an executive officer. None of the executive officers has any family relationship to any nominee for director or to any other executive officer of the Company. Set out below is a brief description of the business experience for the previous five years of those executive officers who are not also directors. For information concerning the business experience of Mr. Harlan, see “Information Concerning Nominees to the Board of Directors,” above.

Mr. Mishler has been Senior Vice President, Chief Financial Officer and Treasurer of the Company since January 2010 and Secretary since March 2010. From October 2007 to January 2010, Mr. Mishler served as Chief Financial Officer of Vital Signs, Inc., a $400 million, NASDAQ-listed manufacturer of medical devices that was acquired by General Electric in 2008. From 2005 to 2007, Mr. Mishler was the Corporate Controller and CIO at Fedders Corporation. Prior to 2005, Mr. Mishler was Corporate Controller and CIO of Amcast Industrial Corporation. He is a Certified Public Accountant and Certified Management Accountant. Mr. Mishler is a graduate of Indiana University, and he earned a MBA from the University of Michigan.

Incentive & Compensation Committee Report

The Incentive & Compensation Committee has reviewed the Compensation Discussion and Analysis set forth below and has discussed the analysis with management. Based on its review and discussions with management, the Committee recommended to our Board that the Compensation Discussion and Analysis be included in this proxy statement.

William M. Shockley, Chair
Charles W. Grigg
Frederick Wasserman

Incentive & Compensation Committee Interlocks and Insider Participation

None of our executive officers served as a member of the Board or Compensation Committee of any entity that has one or more executive officers serving as a member of our Board or our Incentive & Compensation Committee. In addition, no member of our Incentive & Compensation Committee has at any time been an officer or employee of the Company. Accordingly, there were no interlocks with other companies within the meaning of the SEC’s proxy rules during fiscal 2011.

Compensation Discussion and Analysis

Role of the Incentive & Compensation Committee.  The Incentive & Compensation Committee oversees our long term incentive plans and approves bonuses, grants stock options and awards restricted stock under the terms of such plans. The Committee also approves the compensation of department heads reporting to the Chief Executive Officer and of employees earning, or proposed to earn, more than $125,000 per year. The Committee recommends for approval by the Board the compensation of the Chief Executive Officer and the Chief Financial Officer. All long term incentive plans were approved by the stockholders. The Committee is composed entirely of independent outside directors.

Determining Compensation.  We rely upon our judgment in making compensation decisions, after reviewing the performance of the Company and carefully evaluating an executive’s performance during the year against established goals, leadership qualities, operational performance, business responsibilities, career with the Company, current compensation arrangements and long-term potential to enhance stockholder value. Specific factors affecting compensation decisions for executive officers include:

•	achieving specific operational goals and key financial measurements such as revenue, operating profit, EBITDA, earnings per share, and operating margins, referring to the applicable annual budget (the “Annual Budget”) of the Company for each fiscal year as approved by the Board;

•	promoting commercial excellence by being a leading market player and attracting and retaining customers;

•	achieving excellence in their organizational structure and among their employees; and

•	supporting Company values by promoting a culture of unyielding integrity through compliance with law and our ethics policies, as well as a commitment to community leadership.

We do not attempt to maintain a certain target percentile within a peer group. We incorporate flexibility into our compensation programs and in the assessment process to respond to and adjust to the evolving business environment. In addition, when determining compensation, we attempt to carefully balance the need to fairly compensate our executives with the need to keep our costs and expenses under control.

We strive to achieve an appropriate mix between equity incentive awards and cash payments in order to meet our objectives. Any apportionment goal is not applied rigidly and does not control our compensation decisions; we use it as another tool to assess an executive’s total pay opportunities and whether we have provided the appropriate incentives to accomplish our compensation objectives. Our mix of compensation elements is designed to reward recent results and motivate long-term performance through a combination of cash and equity incentive awards.

Role of Compensation Consultant.  Neither the Company nor the Committee presently has any contractual arrangement, nor have the Company or the Committee had any contractual arrangement during fiscal 2011, with any compensation consultant who has a role in determining or recommending the amount or form of senior executive or director compensation. In the past, the Company and the Committee have discussed with Towers Perrin the design of programs that affect senior executive officer compensation. Our named executive officers have not participated in the selection of any particular compensation consultant. We have not used the services of any other compensation consultant in matters affecting senior executive or director compensation. In the future, either the Company or the Committee may engage or seek the advice of other compensation consultants.

Alignment.  We seek to align the interests of our executive officers with those of our investors by evaluating executive performance on the basis of key financial measurements referred to above, which measurements we believe closely correlate to long-term stockholder value. The key element of compensation that aligns the interests of our executives with stockholders is equity incentive compensation, which links a portion of compensation to stockholder value because the total value of those awards corresponds to stock price appreciation.

Role of the Committee and CEO.  The Incentive & Compensation Committee has primary responsibility for overseeing the development of executive succession plans. As part of this responsibility, the Committee oversees the design, development and implementation of the compensation program for the CEO, the CFO and the other named executive officers, if any. The Committee receives from the Governance & Nominating Committee an evaluation of the performance of the CEO and determines the CEO’s compensation in light of the goals and objectives of the compensation program. The CEO and the Committee together assess the performance of the other executives and determine their compensation, based on initial recommendations from the CEO. The other executive officers do not play a role in their own compensation determination, other than discussing individual performance objectives with the CEO.

Base salary.  Base salaries for our executive officers depend on the scope of their responsibilities, their performance, and the period over which they have performed those responsibilities. Base salaries are reviewed annually, but are not automatically increased if the Committee believes that other elements of compensation are more appropriate in light of our stated objectives. This strategy is consistent with our primary intent of offering compensation that is contingent on the achievement of performance objectives.

Bonus.  Our CEO reviews with the Committee our full-year financial results against the financial, strategic and operational goals established for the year and our financial performance in prior periods. After reviewing the final full year results, the Committee approves total bonuses to be awarded from the maximum fund available. Bonuses are generally paid within 60 days after the Board’s approval of the audited financial statements of the Company for the applicable fiscal year., with the exact date of payment being determined by the Board of Directors in its sole and absolute discretion.

The methodology for determining bonuses is set out in an incentive compensation plan (“Incentive Compensation Plan”) reviewed and approved by the Board and which is consistent with the Committee’s philosophy regarding executive compensation. The compensation reflected in this proxy statement reflects the application of the Incentive Compensation Plan to fiscal 2011.

The Incentive Compensation Plan has an annual bonus feature which is an important tool in providing incentive both for short-term and long-term performance. Bonus awards are paid upon achieving or exceeding target levels of quantitative performance measures. Such performance measures are tied directly to the Company’s annual business plan. Executive officers earn no bonus unless 80% of the Annual Budget’s profit goals are met. Thus, the Incentive Compensation Plan effectively measures performance against Board-approved targets for EBITDA, return on working capital, and individual bonus objectives and performance metrics.

Stock options and restricted stock awards.  Our equity incentive compensation program, which principally includes grants under the Breeze-Eastern Corporation 2006 Long-Term Incentive Plan (the “Long-Term Incentive Plan” or the “2006 Plan”) is designed to recognize scope of responsibilities, reward demonstrated performance and leadership, motivate future superior performance, align the interests of the executives with our stockholders and retain the executives through the term of the awards. We consider the grant size and the appropriate combination of stock options and restricted stock awards when making award decisions. The amount of equity incentive compensation granted in fiscal 2011 was based upon our strategic, operational and financial performance overall and reflects the executives’ expected contributions to our future success.

We believe that providing combined grants of stock options and restricted stock awards effectively balances our objective of focusing the named executive officers on delivering long-term value to our stockholders, with our objective of providing value to the executives with the equity awards. Stock options only have value to the extent the price of our stock on the date of exercise exceeds the exercise price on grant date, and thus are an effective compensation element only if the stock price grows over the term of the award. In this sense, stock options are a motivational tool. Restricted stock awards offer executives the opportunity to sell or hold shares of Company stock on the date the restriction lapses. In this regard, restricted stock awards serve both to reward and retain executives, as the value of the restricted stock awards is linked to the price of our stock as the restrictions on the restricted stock awards lapse. Each of the named executive officers received grants of stock options and restricted stock in fiscal 2011. The stock options granted become exercisable in three equal annual installments beginning one year after the grant date and have a maximum ten-year term. We believe that this vesting schedule aids us in retaining executives and motivating longer-term performance. Provided the executives continue employment, the restrictions on the restricted stock awarded to our executives will lapse in three equal annual installments beginning one year after the grant date.

Equity Grant Practices.  The exercise price of each stock option awarded to our senior executives under our Long-Term Incentive Plan is the closing price of our stock on the date of the Incentive & Compensation Committee meeting at which equity awards for senior executives are determined. The calendar for setting meeting dates of the Board and of the Committee to consider grants is generally reviewed at the organization meeting of the Board following the annual meeting of stockholders. Meeting dates are set without regard to anticipated earnings or other major announcements by the Company. Our long term incentive plans do not permit the repricing of stock options.

Pension Plans.  We do not offer a defined benefit plan. All of our employees are eligible to participate in our defined contribution plan, commonly known as a 401(k) plan.

Other Compensation.  Our named executive officers are offered and may choose to participate in the same benefit programs as all of our other employees, which include: a Company match of $.50 for every $1.00 of compensation saved under the Company’s 401(k) plan up to a maximum of 3% of compensation for plan purposes, and a 401(k) match paid following the end of the fiscal year equal to 3% of eligible earnings, premiums paid on life and disability policies, and actual expenses paid on medical, dental and prescriptions net of the named employee’s contribution. In addition, Mr. Harlan was reimbursed for the costs of commuting to New Jersey from his family’s residence in Kentucky and the associated income taxes. Other than this reimbursement, there are no benefits that are offered solely to our named executive officers. Payment for these benefits is reflected in the “All Other Compensation” column of the Summary Compensation Table below.

Potential Impact on Compensation from Executive Misconduct.  If the Board determines that an executive officer has engaged in fraudulent or intentional misconduct, the Board will take action to remedy the misconduct, prevent its recurrence, and impose such discipline on the wrongdoers as would be appropriate. Discipline may vary depending on the facts and circumstances, and may include, without limitation, (1) termination of employment, (2) initiating an action for breach of fiduciary duty, and (3) if the misconduct results in a significant restatement of our financial results, seeking reimbursement of any portion of performance-based or incentive compensation paid or awarded to the executive that is greater than would have been paid or awarded if calculated based on the restated financial results. These remedies are in addition to, and not in lieu of, any actions imposed by law enforcement agencies, regulators or other authorities.

Dodd-Frank Clawback of Incentive Compensation.  Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) requires that we adopt a policy to disclose “incentive-based compensation” (which Section 954 of Dodd-Frank does not define) that is based upon financial information that is required to be reported under the federal securities laws and a policy requiring us to recover any amount of “incentive based compensation” paid to any current or former executive that exceeds the amount which would have been paid under an accounting restatement in the three years prior to the date on which we were required to prepare the restatement. The SEC has not yet issued interpretive regulations with respect to either policy required under Dodd-Frank. However, the clawback requirement applies irrespective of any misconduct or fault on the part of any such current or former executive. The Board is currently evaluating the requirements under Dodd-Frank and how it affects the Company, including analyzing both the disclosure policy and the clawback policy required under Dodd-Frank.

Compensation for the Named Executive Officers

The following table sets forth for each of the named executive officers the compensation for fiscal 2011 and 2010 for services provided to us in all capacities.

SUMMARY COMPENSATION TABLE

					Stock	Option	All Other
Name and		Salary	Bonus		Awards	Awards	Compensation
Principal Position	Year	($)	($)		($) (1)	($) (1)	($) (2)	Total ($)

D. Michael Harlan, Jr.(3)	2011	301,154	247,212	(4)	64,889 (5)	172,250	74,561 (6)	860,066
President and Chief	2010	172,692	66,300		11,700	255,000	28,415 (6)	534,107
Executive Officer
Mark D. Mishler(3)	2011	230,885	125,071	(7)	20,311 (8)	188,760	18,205	583,232
Senior Vice President,	2010	53,962	50,400		3,600	86,800	476	191,638
Chief Financial Officer, Treasurer and Secretary

(1)	Represents the grant date fair value of the award, calculated in accordance with FASB Accounting Standard Codification 718, “Compensation — Stock Compensation,” or ASC 718. The assumptions used in calculating the grant date fair value of the awards are set forth in Note 9 of our Financial Statements set forth in our annual report on Form 10-K for the year ended March 31, 2011.

(2)	“All Other Compensation” includes matching contributions paid pursuant to the Company’s 401(k) plan, which contributions are paid to all participants in the plan, and payments made in connection with the Company’s health and welfare plan.

(3)	Mr. Harlan was appointed as our President and Chief Executive Officer in January 2010. Mr. Mishler was appointed as our Senior Vice President, Chief Financial Officer and Treasurer in January 2010 and as our Secretary in March 2010. The named executive officers of the Company who served prior to Messrs. Harlan and Mishler are not included in the foregoing table as they were not officers of the Company during fiscal 2011.

(4)	Consists of a cash bonus earned by Mr. Harlan in fiscal 2011 that was paid in fiscal 2012.

(5)	Includes 5,773 shares of restricted stock earned as a bonus by Mr. Harlan in fiscal 2011 which was granted to him in fiscal 2012.

(6)	Includes reimbursement of Mr. Harlan’s cost of commuting to New Jersey from his family’s residence in Kentucky and associated income taxes.

(7)	Consists of a cash bonus (including the $10,000 portion of his signing bonus payable in fiscal 2012) earned by Mr. Mishler in fiscal 2011 that was paid in fiscal 2012.

(8)	Includes 1,807 shares of restricted stock earned as a bonus by Mr. Mishler in fiscal 2011 which was granted to him in fiscal 2012.

GRANTS OF PLAN-BASED AWARDS

The following table sets forth information regarding all incentive plan awards that were made to the named executive officers during fiscal 2011.

		All Other	All Other
		Stock	Option	Exercise
		Awards:	Awards:	or Base	Grant Date
		Number of	Number of	Price	Fair Value
		Shares of	Securities	of Option	Of Stock
	Grant	Stock or	Underlying	Awards	And Option
Name	Date	Units (#)	Options (#)	($/Sh)	Awards(1)

D. Michael Harlan, Jr.	8/27/10	1,857			11,700
	9/23/10		25,000	6.89	172,250
Mark D. Mishler	4/1/10		26,000	6.20	161,200
	8/27/10	571			3,600
	9/23/10		4,000	6.89	27,560

(1)	Represents the grant date fair value of the award, calculated in accordance with FASB Accounting Standard Codification 718, “Compensation — Stock Compensation,” or ASC 718. The assumptions used in calculating the grant date fair value of the awards are set forth in Note 9 of our Financial Statements set forth in our annual report on Form 10-K for the year ended March 31, 2011.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth information on outstanding option and stock awards held by the named executive officers at fiscal year end, including the number of shares underlying both exercisable and unexercisable portions of each stock option as well as the exercise price and expiration date of each outstanding option.

	Option Awards						Stock Awards
				Equity			Number	Market
				Incentive			of	Value of
				Plan			Shares	Shares or
		Number of	Number of	Awards			or Units	Units of
		Securities	Securities	Number of			of Stock	Stock
		Underlying	Underlying	Securities			That	That
		Unexercised	Unexercised	Underlying	Option		Have	Have
		Options (#)	Options (#)	Unexercised	Exercise	Option	Not	Not
	Grant	Exercisable	Unexercisable	Unearned	Price	Expiration	Vested	Vested
Name	Date	(1)	(1)	Options (#)	($)	Date	(#)	($)

D. Michael Harlan, Jr.	8/17/09	33,333	66,667	—	6.05	8/17/19	—	—
	8/27/10	—	—	—	—	—	1,857	15,933
	9/23/10	—	25,000	—	6.89	9/23/20	—	—
Mark D. Mishler	1/6/10	4,667	9,333	—	6.20	1/6/20	—	—
	4/1/10	—	26,000	—	6.20	4/1/20	—	—
	8/27/10	—	—	—	—	—	571	4,899
	9/23/10	—	4,000	—	6.89	9/23/20	—	—

(1)	Options become exercisable in equal amounts on each of the three anniversaries following the date of grant.

(2)	Market value at March 31, 2011, based on closing market price of the Company’s common stock on March 31, 2011 of $8.58 per share.

NARRATIVE DISCLOSURE TO EXECUTIVE COMPENSATION TABLES

Retirement Plans

Our executive officers are participants in the Breeze-Eastern Corporation Retirement Savings Plan (the “Retirement Savings Plan”), a defined contribution plan under Section 401(k) of the Internal Revenue Code which covers employees who have been employed by the Company for more than thirty (30) days. Approximately 161 employees participated in the Retirement Savings Plan at March 31, 2011. Benefits are payable on retirement, disability, death, or other separation from service. Participants in the Retirement Savings Plan may defer receipt and taxation of up to 75% of their compensation by contributing such compensation to the Retirement Savings Plan. The Company contributes a minimum of 3% and a maximum of 6% of employees’ compensation to the Retirement Savings Plan, depending on the level of contribution by each employee.

Employment Agreements

Effective August 17, 2009, we entered into an employment agreement with D. Michael Harlan, Jr., our Chief Executive Officer. The agreement provides for an annual base salary of $300,000, to be reviewed annually by the Board, and for a minimum bonus of $78,000 in fiscal 2010. The agreement provides that 15% of the bonus will be paid in shares of our common stock. Mr. Harlan’s employment agreement provides that if Mr. Harlan’s employment is terminated without cause at any time within the first two years of employment, he will be entitled to receive severance pay equal to one year’s base salary, exclusive of bonuses, and the continuation of employee benefits for a period of one year. Pursuant to the employment agreement, we granted to Mr. Harlan an option to purchase 100,000 shares of our common stock at an exercise price equal to the closing price on the date immediately preceding the effective date of his employment agreement. The option vests in three equal annual installments and terminates ten years from the date of grant, subject to earlier termination in the event of certain conditions. Mr. Harlan is eligible to participate in our incentive and benefit plans under the same terms and conditions applicable to our other executives.

On January 6, 2010, we entered into an employment agreement with Mark D. Mishler, our Senior Vice President, Chief Financial Officer, Treasurer and Secretary. The agreement provides for an annual base salary of $230,000, to be reviewed annually by the board of directors, a minimum bonus of $24,000 in fiscal 2010, and a one-time cash signing bonus of $40,000, paid in four equal monthly installments of $10,000. Mr. Mishler participates in the Company’s incentive compensation plan with a target award of 40% of his base salary for fiscal 2011. The employment agreement provides that 15% of the bonus will be paid in shares of our common stock. Pursuant to his employment agreement, we granted to Mr. Mishler options to purchase 14,000 and 26,000 shares of our common stock, respectively, on January 6, 2010 and April 1, 2010. The options have an exercise price equal to the closing price on the date immediately preceding the effective date of the employment agreement. The foregoing options vest in three equal annual installments and terminate ten years from the date of grant, subject to earlier termination in the event of certain conditions. Mr. Mishler is eligible to participate in the Company’s incentive and benefit plans under the same terms and conditions applicable to other executives of the Company.

Potential Payments Upon Termination or Change of Control

Our named executive officers have provisions in their employment agreements that provide for payments in connection with termination or a change in control.

In the event of a change in control and termination or resignation for good reason in connection therewith within 24 months of the change in control, Mr. Harlan will be entitled to receive a cash payment equal to two years’ base salary and the average of any bonuses for two years. In addition, the vesting of all stock options and restricted shares granted would accelerate upon a change in control.

Mr. Mishler’s employment agreement provides that in the event of a change in control and termination or resignation for good reason in connection therewith within 24 months of such change in control, Mr. Mishler will be entitled to receive a cash payment equal to one years’ base salary and the average of any bonuses for the prior two years (or 40% of Mr. Mishler’s base salary if he has not yet received two bonuses on the date of termination). In addition, the vesting of all stock options and restricted shares granted would accelerate upon a change in control.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table provides certain information with respect to all of the Company’s equity compensation plans in effect as of March 31, 2010.

	Number of Securities to	Weighted Average
	be Issued Upon Exercise	Exercise Price of	Number of Securities
Plan Category	Warrants and Rights	Warrants and Rights	for Future Issuance

Equity Compensation Plans Approved by Security Holders	674,911	$8.03	80,308
Equity Compensation Plans Not Approved by Security Holders(1)	—	—	—
Total	674,911	$8.03	80,308

(1)	Each of the Company’s compensation plans has been previously approved by security holders.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Transactions with related parties presenting potential conflict of interest situations, and all such transactions must be approved by the Audit Committee or another independent body of the Board. Our Code of Business Conduct specifically prohibits various conflict of interest situations and imposes disclosure requirements in connection with potential conflicts of interest. We require that all directors, officers and employees abide by the Code of Business Conduct, which is available under the heading “Corporate Governance” on the Company’s website at www.breeze-eastern.com.

During fiscal 2011, there were no proceedings to which any of our directors, executive officers, affiliates, holders of more than five (5%) percent of our common stock, or any associate (as defined in the Proxy Rules) of the foregoing were adverse to the Company. During fiscal 2011, none of our directors, executive officers, holders of more than five (5%) percent of our common stock, or any members of their immediate family had a direct or indirect material interest in any transactions or series of transactions with the Company in which the amount involved exceeded or exceeds $120,000.

We currently anticipate entering into a Standstill Agreement prior to the date of our Annual Meeting with Tinicum Capital Partners, II, L.P. (together with certain of its affiliates, “Tinicum”) and Wynnefield Partners Small Cap Value, L.P. (together with certain of its affiliates, “Wynnefield”) (collectively, the “Standstill Agreements”). Tinicum and Wynnefield collectively beneficially own 57.25% of our outstanding Common Stock. We expect that under the Standstill Agreements, Tinicum and Wynnefield will each agree to, among other things, vote the shares of Common Stock held or controlled by them in favor of the slate of directors set forth Proposal 1 of this proxy statement and the Rights Plan described in Proposal 3 of this proxy statement. We also expect that Tinicum and Wynnefield will each agree not to acquire beneficial ownership in any additional shares of our Common Stock for a period of time after the effective date of the Standstill Agreements.

PROPOSAL 2 — RATIFICATION OF THE AUDIT COMMITTEE’S SELECTION OF MARCUM LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING MARCH 31, 2012

The Audit Committee and the full Board believe it appropriate to submit for action by the stockholders of the Company the ratification of the Audit Committee’s appointment of Marcum LLP as our independent registered public accounting firm for fiscal 2012. The firm has served as our independent registered public accounting firm since July 3, 2007.

Before making its determination on appointment, the Audit Committee carefully considered the qualifications and competence of candidates for the independent registered public accounting firm. For Marcum LLP, this has included a review of its performance in prior years, its independence and processes for maintaining independence, the key members of the audit engagement team, the firm’s approach to resolving significant accounting and auditing matters, as well as its reputation for integrity and competence in the fields of accounting and auditing. In the opinion of the Audit Committee, the reputation, qualifications and experience of the firm make appropriate its appointment for fiscal 2012.

A representative of Marcum LLP is expected to be present at the Annual Meeting, with the opportunity to make a statement if such representative desires to do so, and is expected to be available to respond to appropriate questions. If the appointment of Marcum LLP is not ratified by the stockholders, the Audit Committee may appoint another independent registered public accounting firm or may decide to maintain the appointment of Marcum LLP. Notwithstanding the selection and ratification, the Board, in its discretion, may direct the appointment of a new independent registered public accounting firm at any time during the year if the Board believes that such a change would be in the best interest of the Company and its stockholders.

Vote Required for Approval

The affirmative vote of a majority of the votes cast at the Annual Meeting is required to ratify the Audit Committee’s selection of Marcum LLP as our independent registered accounting firm for fiscal 2012.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE PROPOSAL TO RATIFY THE SELECTION BY THE AUDIT COMMITTEE OF MARCUM LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2011.

Report of the Audit Committee

The Audit Committee has reviewed and discussed with our management and our independent auditors, Marcum LLP, our audited financial statements contained in our Annual Report on Form 10-K for the fiscal year ended March 31, 2010. The Audit Committee has also discussed with Marcum LLP the matters required to be discussed pursuant to Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

The Audit Committee has received and reviewed the written disclosures and the letter from our independent auditors required by Independence Standards Board Standard No. 1 “Independence Discussions with Audit Committees”, has discussed with our independent auditors such independent auditors’ independence, and has considered the compatibility of non-audit services with the auditors’ independence.

Marcum LLP, formerly Margolis & Company P.C., has served as our independent registered public accounting firm since July 3, 2007 and its selection as our independent registered public accounting firm for the fiscal year ended March 31, 2011, was ratified by our stockholders at our 2010 annual meeting of stockholders. During fiscal 2011, we engaged Deloitte & Touche LLP for corporate tax services.

On September 1, 2009, we engaged Marcum LLP as our independent registered public accountants. This engagement occurred in connection with our prior independent registered public accountants, Margolis & Company P.C., combining its practice with Marcum LLP effective September 1, 2009. The following table includes fees billed for professional audit services rendered by Marcum LLP for the audit of our annual consolidated financial statements for the fiscal year ended March 31, 2011, the fiscal year ended March 31, 2010 and review of our Form 10-Qs during fiscal 2011 and for the quarters ended September 27, 2009 and December 27, 2009 in fiscal 2010. All other services were rendered by Margolis & Company P.C. except for corporate tax services which were provided by Deloitte & Touche LLP. The fees for various types of services provided to us were billed as shown below.

	2010	2011

Marcum LLP
Audit Fees	$259,000	$243,000
Audit-Related Fees(1)	18,000	18,500
All Other Fees(2)	1,500	2,000
Deloitte & Touche LLP
Tax Fees(3)	$76,793	$128,715

(1)	The amounts reflected are the fees for the audit of the employee defined contribution plan.

(2)	The amounts reflected are the fees for the preparation of the Form 5500.

(3)	The amounts reflected were billed in fiscal 2010 and fiscal 2011 in connection with our engagement of Deloitte & Touche LLP for corporate tax services during fiscal 2010 and fiscal 2011.

The Audit Committee approved 100% of the services shown in the above categories. No hours expended on the independent auditors’ engagement to perform the audit for fiscal 2011 were attributed to work performed by persons other than employees of Marcum LLP.

The Audit Committee has adopted a procedure to pre-approve audit services and other services to be provided by our independent auditors. In fiscal 2010 and fiscal 2011, all services provided by our independent auditors were associated with our audit, and all such services were pre-approved by the Audit Committee.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended March 31, 2011, as filed with the SEC.

FREDERICK WASSERMAN, Chair
WILLIAM H. ALDERMAN
WILLIAM J. RECKER

PROPOSAL 3 — RATIFICATION OF STOCKHOLDER RIGHTS PLAN

Introduction

On July 18, 2011, the Board of Directors adopted a stockholder rights plan (the “Rights Plan”) to protect the Company and its stockholders from unsolicited attempts or inequitable offers to acquire the Company. The board of directors is submitting the Rights Plan to the stockholders for ratification at the annual meeting. If the stockholders do not ratify the Rights Plan, prior to the first anniversary of the record date with respect to the Rights Plan, the Rights Plan will automatically terminate.

Purpose of the Rights Plan

The Rights Plan is designed to protect our stockholders from unfair, abusive or coercive take-over strategies, including the acquisition of control of the Company by a bidder in a transaction or series of transactions that does not treat all stockholders equally or fairly or provide all stockholders an equal opportunity to share in the premium paid on an acquisition of control. The Rights Plan is not intended to prevent a takeover or deter fair offers for securities of the Company. To the contrary, it is designed to encourage anyone seeking to acquire control of the Company to make an offer that represents fair value to all holders of common stock and to provide the board of directors with more time to fully consider an unsolicited takeover bid, and, if appropriate, to explore other alternatives that maximize stockholder value.

The Rights Plan was not adopted, and ratification is not being recommended by the Board of Directors, in response to or in anticipation of any specific takeover bid or proposed bid or other transaction, however, the Board has recognized that there are certain concentrations of ownership of our Common Stock and deemed it to be in the best interests of the Company’s stockholders to take action which would protect the interests of the minority stockholders of the Company in a transaction involving a change in control of the Company. In addition, the Rights Plan is intended to address the Board’s concern that, in the current business environment in which we operate, a potential exists that we could be the subject of one or more unsolicited takeover attempts. In response to this concern, the Board considered various strategies to deter unfair or abusive takeover practices and, in particular, whether a stockholder rights plan would be in the best interests of the Company and its stockholders and, if so, what characteristics of such a plan would most appropriately serve those interests.

How the Rights Plan Works

The Board of Directors authorized and declared a dividend of one preferred stock purchase right (a “Right”) for each share of the Company’s common stock outstanding at the close of business on August 1, 2011, and thereafter has issued (and will continue to issue, as long as the Rights Plan is in effect) a Right with each new share of common stock. In general terms, the Rights impose a significant penalty upon any person or group that acquires beneficial ownership of 10% or more of our outstanding common stock without the prior approval of the Board of Directors. Stockholders who beneficially own 10% or more of our outstanding common stock as of the date of the Rights Agreement, dated as of July 18, 2011, by and between the Company and Computershare, N.A., as Rights Agent (the “Rights Agreement”), are exempted from the ownership threshold requirement so long as such stockholders’ beneficial ownership of the Company’s common stock does not increase.

The Rights are issued pursuant to the Rights Agreement. The following is a summary of the principal terms of the Rights Agreement. The following summary is a general description only and is qualified in its entirety by the full text of the Rights Agreement which appears as Appendix A to this proxy statement.

Summary of the Rights Plan

The Rights.  Currently, the Rights trade with, and are inseparable from, the common stock. The Rights are evidenced by the same stock certificates as the common stock (or, in the case of uncertificated shares of common stock, the same book-entry account that evidences record ownership of such shares) and not by separate Rights certificates. Rights will accompany all new shares of common stock we issue in the future, as long as the Rights Plan remains in effect.

Each Right will entitle the holder to buy one one-thousandth of a share of Series A Junior Participating Preferred Stock, par value $.01 per share (the “Preferred Stock”) at a purchase price of $14, subject to adjustment, once the Rights become exercisable. Until a Right is exercised, however, it does not give its holder any additional rights as a stockholder of the Company.

Exercisability.  The Rights become exercisable and separate from the common stock on the Distribution Date. The “Distribution Date” means the earlier of:

•	The tenth business day after public announcement that any person or group of affiliated or associated persons (an “Acquiring Person”) has become the beneficial owner of 10% or more of our common stock; or

•	The close of business on the date specified by the Board following commencement of, or public announcement of the intent of any person to commence, a tender or exchange offer that would, if consummated, result in such person becoming the beneficial owner of 10% or more of our common stock.

When calculating beneficial ownership to determine whether a person or group has become an Acquiring Person, if the person or any of that person’s affiliates or associates holds any option, warrant, convertible security, stock appreciation right or other contractual right or derivative with an exercise or conversion privilege or a settlement payment or mechanism at a price related to, or a value determined in reference to, the common stock and that increases in value as the value of the common stock increases or that provides the holder with an opportunity to profit from any increase in the value of the common stock, then that person will be deemed to beneficially own the shares of common stock in respect of such right or derivative that (i) is disclosed pursuant to a Schedule 13D under the Securities Exchange Act of 1934; or (ii) the Board determines should be deemed to represent beneficial ownership.

Issuance of Right Certificates.  After the Distribution Date, the Rights Agent will mail separate certificates evidencing the Rights to each record holder of the common stock (or, if the common stock is uncertificated, by appropriate changes to the book-entry account that evidences record ownership of such shares) at the close of business on the Distribution Date. Thereafter, the Rights will be transferable separately from the common stock. Any Rights held by an Acquiring Person are null and void and may not be exercised.

Consequences of a Person or Group Becoming an Acquiring Person.

•	Flip-In. If (i) any person becomes an Acquiring Person, (ii) any Acquiring Person or any affiliate or associates of such person merges into or combines with the Company and the Company is the surviving corporation, (iii) any Acquiring Person or any affiliate or associate of such person effects certain other transactions with the Company, or (iv) during such time as there is an Acquiring Person the Company effects certain transactions, in each case as described in the Rights Agreement, then each Right (other than Rights beneficially owned by the Acquiring Person and certain affiliated persons) will entitle the holder to purchase, for a price equal to that number of shares of common stock of the Company obtained by multiplying the then purchase price by the then number of one-one thousandths of a share of Preferred Stock and dividing the product by 75% of the market price per share on such date.

•	Flip-Over. If, after any person has become an Acquiring Person, (1) the Company is involved in a merger or other business combination in which the Company is not the surviving corporation or its common stock is exchanged for other securities or assets or (2) the Company or one or more of its subsidiaries sells or otherwise transfers assets or earning power aggregating more than 50% of the assets or earning power of the Company and its subsidiaries, taken as a whole, then each Right (other than Rights beneficially owned by the Acquiring Person and certain affiliated persons) will entitle the holder to purchase that number of shares of common stock of the surviving corporation obtained by multiplying the then purchase price by the then number of one-one thousandths of a share of Preferred Stock and dividing the product by 75% of the market price per share on such date.

Preferred Stock Provisions.  Each share of Preferred Stock, if issued:

•	will not be redeemable;

•	will entitle holders to receive, when, as and if declared by the Board of Directors, a preferential dividend payment equal to the greater of (a) $1.00 per share, or (b) an amount equal to 1,000 times the aggregate amount paid with respect to one share of Common Stock;

•	will entitle holders upon liquidation to the greater of (a) $1.00 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, or (b) an amount equal to 1,000 times the liquidation made with respect to one share of Common Stock; and

•	will entitle holders to 1,000 votes on all matters submitted to a vote of the holders of the Common Stock of the Company.

The value of a one one-thousandth interest in a share of Preferred Stock should approximate the value of one share of common stock.

Expiration.  The Rights will expire on July 18, 2014, unless earlier exchanged, redeemed or amended by the Company. In addition, the Rights Plan will automatically terminate if not approved by the stockholders of the Company within one year of the record date of the Rights Plan.

Redemption.  The Board of Directors may redeem all of the Rights at a price of $0.01 per

Right, subject to adjustment, at any time before a person or group has become an Acquiring Person.

Exchange.  At any time on or after a person or group has become an Acquiring Person (but before any person or group becomes the beneficial owner of 50% or more of the outstanding common stock), the Board of Directors may exchange all or part of the Rights (other than the Rights beneficially owned by the Acquiring Person and certain affiliated and associated persons) for shares of common stock at an exchange ratio of one share of common stock per Right.

Anti-Dilution Provisions.  The Board of Directors may adjust the purchase price of the Preferred Stock, the number and kind of shares of Preferred Stock issuable and the number of outstanding Rights to prevent dilution that may occur from a stock dividend, stock split or reclassification of the Preferred Stock.

Amendments.  As long as the Rights remain redeemable, the Board of Directors may amend the Rights Agreement without the approval of the Rights holders. After a person or group has become an Acquiring Person, the Board may not amend the Rights Agreement in any way that adversely affects the Rights holders without the approval of the Rights holders.

Vote Required for Approval

The affirmative vote of a majority of the votes cast at the Annual Meeting is required to ratify the adoption of the Stockholder Rights Plan.

THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE STOCKHOLDER RIGHTS PLAN.

PROPOSAL 4 — APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AVAILABLE FOR ISSUANCE

Our Board of Directors has approved a resolution to amend our Certificate of Incorporation to increase the authorized number of shares of common stock from 14,700,000 shares to 100,000,000 shares. The full text of the proposed amendment is set forth in the Certificate of Amendment to the Certificate of Incorporation, which is included herein as Appendix B.

Reasons for the Amendment

The primary purpose of this amendment to our Certificate of Incorporation is to make additional shares of common stock available for issuance by us. Our Board of Directors believes that it is in our best interest to increase the number of authorized shares of common stock from 14,700,000 to 100,000,000 in order to have additional shares available to meet our future business needs as they arise. As of August 17, 2011, we had 9,469,540 issued and outstanding shares of common stock along with 704,978 shares of Common Stock subject to outstanding but unexercised options or otherwise reserved for issuance under our existing equity compensation plans. Therefore, as of August 17, 2011, we had 4,525,482 shares of Common Stock available for issuance. Our Board believes that the availability of additional shares will provide us with the flexibility to issue common stock for a variety of purposes that our Board of Directors may deem advisable in the future. These purposes could include, among other things, stock splits, stock dividends, grants under employee stock plans, financing transactions such as public or private offerings of Common Stock or convertible securities, issuances under the stockholder rights plan, potential strategic transactions (including mergers, acquisitions, strategic partnerships, joint ventures, divestitures, and business combinations), as well as other general corporate transactions, although we have no present plans to use them in any such regard.

The additional shares of common stock would have rights identical to our common stock currently outstanding. Approval of the proposed amendment and any issuance of common stock would not affect the rights of the holders of our common stock currently outstanding, except for the effects incidental to increasing the outstanding number of shares of common stock, such as dilution of earnings per share, if any, and voting rights of current holders of our common stock.

If authorized, the additional shares of common stock may be issued with approval of our board of directors, but without further approval of our stockholders, unless stockholder approval is required by applicable law, rule or regulation. Under our Certificate of Incorporation, the holders of our Common Stock do not have preemptive rights with respect to future issuances of Common Stock. Thus, should our Board of Directors elect to issue additional shares of Common Stock, our existing stockholders will not have any preferential rights to purchase such shares and such issuance could have a dilutive effect on the voting power and percentage ownership of these stockholders. The issuance of additional shares of Common Stock could also have a dilutive effect on our earnings per share, if any.

Potential Anti-Takeover Effects

The increase in the number of shares of common stock authorized for issuance could, under certain circumstances, be construed as having an anti-takeover effect. For example, in the event a person seeks to effect a change in the composition of our Board of Directors or contemplates a tender offer or other transaction involving the combination of our company with another company, it may be possible for us to impede the attempt by issuing additional shares of common stock, thereby diluting the voting power of the other outstanding shares and increasing the potential cost to acquire control of our company. By potentially discouraging initiation of any such unsolicited takeover attempt, our Certificate of Incorporation may limit the opportunity for our stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The proposed amendment may also have the effect of permitting our board of directors to retain its position indefinitely and place it in a better position to resist changes that our stockholders may wish to make if they are dissatisfied with the conduct of our business.

Our Board of Directors did not propose this amendment to our Certificate of Incorporation in response to any effort known to the board to accumulate Common Stock or to obtain control of our Company by means of a merger, tender offer or solicitation in opposition to management. In addition, this proposal is not part of any plan by management to recommend a series of similar amendments to our stockholders. Finally, except as described in this proxy statement, our Board of Directors does not currently contemplate recommending the adoption of any other amendments to our Certificate of Incorporation that could be construed as affecting the ability of third parties to take over or change the control of our Company.

Vote Required for Approval

The affirmative vote of the holders of a majority of our outstanding shares of Common Stock is required to approve the foregoing amendment to our Certificate of Incorporation.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO AMEND OUR CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK THAT WE ARE AUTHORIZED TO ISSUE.

PROPOSAL 5 — APPROVAL OF 2012 INCENTIVE COMPENSATION PLAN

The Board of Directors approved the Breeze-Eastern Corporation 2012 Incentive Compensation Plan (the “2012 Plan”) on August 17, 2011, subject to approval from our stockholders at the Annual Meeting. We are asking our stockholders to approve the 2012 Plan, as we believe that its approval is essential to our continued success. The purpose of the 2012 Plan is to provide eligible officers, directors, key employees and other key individuals with an incentive to contribute to the success of the Company and to operate and manage our business in a manner that will provide for the Company’s long term growth and profitability and provide a means of obtaining, rewarding and retaining key personnel. In the judgment of the Board, awards under the 2012 Plan will be a valuable incentive and will serve to the ultimate benefit of stockholders by aligning more closely the interests of 2012 Plan participants with those of our stockholders.

If our stockholders approve the 2012 Plan, the number of shares of Common Stock reserved for issuance under the 2012 Plan will be 750,000. If our stockholders approve the 2012 Plan, we will issue further awards pursuant to the 2006 Plan until no available shares remain under the 2006 Plan.

Summary of the Plan

A description of the provisions of the 2012 Plan is set forth below. This summary is qualified in its entirety by the detailed provisions of the 2012 Plan, a copy of which is attached as Appendix C to this proxy statement.

Administration

The 2012 Plan is administered by the Board of Directors or a Committee of the Board of Directors, as determined by the Board. The members of the Committee will qualify as “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code, meet the requirements of Rule 16b-3 of the Exchange Act and comply with the independence requirements of NYSE Amex. Subject to the terms of the Plan, the Committee may select participants to receive awards, determine the types and amounts of awards and terms and conditions of awards and interpret provisions of the Plan and related award agreements. The Committee may be the Incentive & Compensation Committee of the Board of Directors or a subcommittee thereof.

Common Stock Reserved for Issuance under the Plan

The Common Stock issued or to be issued under the 2012 Plan consists of authorized but unissued shares or, to the extent permitted by applicable law, issued shares that have been reacquired by the Company. Awards will be counted against the Plan limit as one share for every one share subject to an award under the 2012 Plan. If any shares covered by an award are not purchased or are forfeited, or if an award otherwise terminates without delivery of any Common Stock, then the number of shares of Common Stock counted against the aggregate number of shares available under the 2012 Plan with respect to the award will, to the extent of any such forfeiture or termination, again be available for making awards under the 2012 Plan. The number of shares of Common Stock available for issuance under the 2012 Plan will be increased by any shares tendered or withheld or award surrendered in connection with the purchase of shares of Common Stock upon exercise of an option or any shares of Common Stock deducted from an award payment in connection with the Company’s tax withholding obligations.

Eligibility

Awards may be made under the 2012 to directors, officers, employees of or consultants to the Company or any of our affiliates, including any such employee who is an officer or director of us or of any affiliate, and to any other individual whose participation in the 2012 Plan is determined to be in the best interests of the Company by the Board.

Amendment or Termination of the Plan

The Board of Directors may terminate or amend the Plan at any time and for any reason. The 2012 Plan shall terminate in any event ten years after the date of Board approval of the Plan. Amendments will be submitted for stockholder approval to the extent required by the Internal Revenue Code or other applicable laws, rules or regulations.

Options

The 2012 Plan permits the granting of options to purchase shares of Common Stock intended to qualify as incentive stock options under the Internal Revenue Code and stock options that do not qualify as incentive stock options.

Exercise Price

The exercise price of each stock option may not be less than 100% of the fair market value of our Common Stock on the date of grant. The fair market value is generally determined as either (i) the last reported sales price before the grant or the closing price on the trading day of grant of the Common Stock, if no sales were reported as quoted on such exchange or system as reported in The Wall Street Journal or such other source as the Committee deems reliable or (ii) the arithmetic mean of the high and low prices on the trading day of the grant, as determined by the Committee in its sole and absolute discretion. In the case of certain 10% stockholders who receive incentive stock options, the exercise price may not be less than 110% of the fair market value of the Common Stock on the date of grant. An exception to these requirements is made for options that the Company grants in substitution for options held by employees of companies that the Company acquires. In such a case the exercise price is adjusted to preserve the economic value of the employee’s stock option from his or her former employer. The term of each stock option is fixed by the Committee and may not exceed 10 years from the date of grant (or five years from the date of grant in the case of certain 10% stockholders who receive incentive stock options). The Committee determines at what time or times each option may be exercised and the period of time, if any, after retirement, death, disability or termination of employment during which options may be exercised. Options may be made exercisable in installments. The exercisability of options may be accelerated by the Committee. In general, an optionee may pay the exercise price of an option by cash, certified check or, to the extent an award agreement so provides, by tendering shares of

Common Stock, or by means of a broker-assisted cashless exercise.

Transfers

Awards made under the 2012 Plan may not be sold, transferred, pledged or assigned other than by will or under applicable laws of descent and distribution. However, the Company may permit limited transfers of non-qualified options and restricted stock awards for the benefit of immediate family members of grantees to help with estate planning concerns.

Other Awards

The Committee may also award, without limitation:

•	Restricted stock, which is shares of Common Stock subject to restrictions.

•	Restricted stock units (RSUs), which are uncertificated Common Stock units subject to restrictions and deferral rules.

•	Dividend equivalent rights with respect to RSUs, which are rights entitling the recipient to receive credits for dividends that would be paid if the recipient had held a specified number of shares of Common Stock.

•	Stock appreciation rights, which are a right to receive a number of shares or, at the discretion of the Committee, an amount in cash or a combination of shares and cash, based on the increase in the fair market value of the shares underlying the right during a stated period specified by the Committee.

•	Performance-based awards, ultimately payable in Common Stock or cash, as determined by the Committee. The Committee may grant multi-year and annual incentive awards subject to achievement of specified goals tied to business criteria (described below). The Committee may specify the amount of the incentive award as a percentage of these business criteria, a percentage in excess of a threshold amount or as another amount which need not bear a strictly mathematical relationship to these business criteria. The Committee may modify, amend or adjust the terms of each award and performance goal. Awards to individuals who are covered under Section 162(m) of the Internal Revenue Code, or who the Committee designates as likely to be covered in the future, will comply with the requirement that payments to such employees qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code to the extent that the Committee so designates. Such employees include the chief executive officer and the three highest compensated executive officers (other than the chief financial officer) determined at the end of each year (the “Covered Employees”).

Effect of Certain Changes in Control

Unless an applicable award agreement provides otherwise, upon the occurrence of certain change in control transactions involving the Company, the Committee may, in its sole discretion, (i) make appropriate provision for the continuation or substitution of any awards granted under the 2012 Plan with the surviving or acquiring entity, (ii) accelerate the vesting of any awards, (iii) permit the exchange of any award for the right to participate in any employee benefit plan of any successor corporation, (iv) provide for the repurchase of any awards for an amount equal to the difference of (a) the consideration received per share for the securities underlying the award in the change in control minus (b) the per share exercise price of such securities, or (v) provide for the termination of such awards upon consummation of the change in control.

Adjustments for Stock Dividends and Similar Events

The Committee will make appropriate adjustments in outstanding awards and the number of shares available for issuance under the 2012 Plan, including the individual limitations on awards (described below), to reflect stock splits and other similar events.

Section 162(m) of the Internal Revenue Code

Section 162(m) of the Internal Revenue Code limits publicly-held companies, such as the Company, to an annual deduction for federal income tax purposes of $1 million for compensation paid to their Covered Employees. However, performance-based compensation is excluded from this limitation. The 2012 Plan is designed to permit the Committee to grant awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m).

To qualify as performance-based: (i) the compensation must be paid solely on account of the attainment of one or more pre-established, objective performance goals; (ii) the performance goal under which compensation is paid must be established by a compensation committee comprised solely of two or more directors who qualify as outside directors for purposes of the exception; (iii) the material terms under which the compensation is to be paid must be disclosed to, and subsequently approved by, stockholders of the Company in a separate vote before payment is made; and (iv) the Incentive & Compensation Committee must certify in writing before payment of the compensation that the performance goals and any other material terms were, in fact, satisfied.

In the case of compensation attributable to stock options, the performance goal requirement (summarized in (i) above) is deemed satisfied, and the certification requirement (summarized in (iv) above) is inapplicable, if the grant or award is made by the Incentive & Compensation Committee; the plan under which the option is granted states the maximum number of shares with respect to which options may be granted during a specified period to an employee; and under the terms of the option, the amount of compensation is based solely on an increase in the value of the common stock after the date of grant.

Under Section 162(m) the Internal Revenue Code, a director is an “outside director” of the Company if he or she is not a current employee of the Company; is not a former employee who receives compensation for prior services (other than under a tax-qualified retirement plan); has not been an officer of the Company; and does not receive, directly or indirectly (including amounts paid to an entity that employs the director or in which the director has at least a five percent ownership interest), remuneration from the Company in any capacity other than as a director.

The maximum number of shares of Common Stock subject to options or stock appreciation rights that can be granted under the 2012 Plan in a fiscal year to any person is 150,000.

Federal Income Tax Consequences

Incentive Stock Options

The grant of an option will not be a taxable event for the grantee or for the Company. A grantee will not recognize taxable income upon exercise of an incentive stock option (except that the alternative minimum tax may apply), and any gain realized upon a disposition of our Common Stock received pursuant to the exercise of an incentive stock option will be taxed as long-term capital gain if the grantee holds the shares of Common Stock for at least two years after the date of grant and for one year after the date of exercise (the “holding period requirement”). We will not be entitled to any business expense deduction with respect to the exercise of an incentive stock option, except as discussed below.

For the exercise of an option to qualify for the foregoing tax treatment, the grantee generally must be our employee or an employee of our subsidiary from the date the option is granted through a date within three months before the date of exercise of the option.

If all of the foregoing requirements are met except the holding period requirement mentioned above, the grantee will recognize ordinary income upon the disposition of the Common Stock in an amount generally equal to the excess of the fair market value of the Common Stock at the time the option was exercised over the option exercise price (but not in excess of the gain realized on the sale). The balance of the realized gain, if any, will be capital gain. We will be allowed a business expense deduction to the extent the grantee recognizes ordinary income, subject to our compliance with Section 162(m) of the Internal Revenue Code and to certain reporting requirements.

Non-Qualified Options

The grant of an option will not be a taxable event for the grantee or the Company. Upon exercising a non-qualified option, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the Common Stock on the date of exercise. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a non-qualified option, the grantee will have taxable capital gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares of Common Stock (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised).

If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

A grantee who has transferred a non-qualified stock option to a family member by gift will realize taxable income at the time the non-qualified stock option is exercised by the family member. The grantee will be subject to withholding of income and employment taxes at that time. The family member’s tax basis in the shares of Common Stock will be the fair market value of the shares of Common Stock on the date the option is exercised. The transfer of vested non-qualified stock options will be treated as a completed gift for gift and estate tax purposes. Once the gift is completed, neither the transferred options nor the shares acquired on exercise of the transferred options will be includable in the grantee’s estate for estate tax purposes.

In the event a grantee transfers a non-qualified stock option to his or her ex-spouse incident to the grantee’s divorce, neither the grantee nor the ex-spouse will recognize any taxable income at the time of the transfer. In general, a transfer is made “incident to divorce” if the transfer occurs within one year after the marriage ends or if it is related to the end of the marriage (for example, if the transfer is made pursuant to a divorce order or settlement agreement). Upon the subsequent exercise of such option by the ex-spouse, the ex-spouse will recognize taxable income in an amount equal to the difference between the exercise price and the fair market value of the shares of Common Stock at the time of exercise. Any distribution to the ex-spouse as a result of the exercise of the option will be subject to employment and income tax withholding at this time.

Restricted Stock

A grantee who is awarded restricted stock will not recognize any taxable income for federal income tax purposes in the year of the award, provided that the shares of Common Stock are subject to restrictions (that is, the restricted stock is nontransferable and subject to a substantial risk of forfeiture). However, the grantee may elect under Section 83(b) of the Internal Revenue Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the Common Stock on the date of the award (less the purchase price, if any), determined without regard to the restrictions. If the grantee does not make such a Section 83(b) election, the fair market value of the Common Stock on the date the restrictions lapse (less the purchase price, if any) will be treated as compensation income to the grantee and will be taxable in the year the restrictions lapse and dividends paid while the Common Stock is subject to restrictions will be subject to withholding taxes. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Restricted Stock Units

There are no immediate tax consequences of receiving an award of RSUs under the 2012 Plan. A grantee who is awarded an RSU will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such grantee at the end of the restriction period or, if later, the payment date. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Dividend Equivalent Rights

Participants who receive dividend equivalent rights with respect to RSUs will be required to recognize ordinary income in an amount distributed to the grantee pursuant to the award. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Stock Appreciation Rights

There are no immediate tax consequences of receiving an award of stock appreciation rights under the 2012 Plan. Upon exercising a stock appreciation right, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the Common Stock on the date of exercise. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Performance-Based Awards

The award of a performance-based award will have no federal income tax consequences for us or for the grantee. The payment of the award is taxable to a grantee as ordinary income. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Section 280G

To the extent payments that are contingent on a change in control are determined to exceed certain Code limitations, they may be subject to a 20% nondeductible excise tax, and the Company’s deduction with respect to the associated compensation expense may be disallowed in whole or in part.

Section 409A

The Company intends for awards granted under the 2012 Plan either to be exempt from, or to comply with, Section 409A of the Internal Revenue Code.

New Plan Benefits

Because future awards of stock options, restricted stock or other equity awards under the 2012 Plan will be made at the discretion of the Committee, no data can be provided regarding the benefits or amounts that will be received by any participant or groups of participants if the 2012 Plan is approved.

Vote Required for Approval

The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve the adoption of the Plan.
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE ADOPTION OF THE 2012 INCENTIVE COMPENSATION PLAN.

PROPOSALS FOR SUBMISSION AT NEXT ANNUAL MEETING

If a stockholder desires to submit a proposal to fellow stockholders at the Company’s annual meeting next year and wishes to have it set forth in the corresponding proxy statement and identified in the corresponding proxy form prepared by management, in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, such stockholder must notify the Company of such proposal in a writing received at its executive offices no later than May 5, 2012.

Additionally, if requested timely and properly, a stockholder may submit a proposal for consideration at the 2012 Annual Meeting of Stockholders, but not for inclusion in the Company’s Proxy Statement and proxy for the 2012 Annual Meeting of Stockholders. In order for proposals made outside of Rule 14a-8 under the Exchange Act to be considered “timely” within the meaning of Rule 14a-4(c)(1) under the Exchange Act, such proposals must be received by the Company at its executive offices not later than July 19, 2012.

ANNUAL REPORTS

A copy of our Annual Report on Form 10-K for the fiscal year ended March 31, 2011 is being mailed to each stockholder of record together with this proxy statement. The Annual Report on Form 10-K contains detailed information concerning the Company and its operations, including financial information. A copy of this report, without exhibits, will be furnished to stockholders without charge upon request in writing to Mark D. Mishler, Secretary of the Company, at Breeze-Eastern Corporation, 35 Melanie Lane, Whippany, New Jersey 07981.

If requested, we will also provide such persons with copies of any exhibit to the Annual Report on Form 10-K upon the payment of a fee limited to our reasonable expenses in furnishing such exhibits.

STOCKHOLDERS SHARING AN ADDRESS

Stockholders sharing an address with another stockholder may receive only one annual report or one set of proxy materials at that address unless they have provided contrary instructions. Any such stockholder who wishes to receive a separate copy of the annual report or a separate set of proxy materials now or in the future may write or call the Company to request a separate copy of these materials from: Mark Mishler, 35 Melanie Lane, Whippany, New Jersey 07981. We will promptly deliver a copy of the requested materials.

Similarly, stockholders sharing an address with another stockholder who have received multiple copies of the Company’s proxy materials may write to or call the above address and phone number to request delivery of a single copy of these materials.

OTHER MATTERS

The Board does not know of any matter to be acted upon at the Annual Meeting other than the matters described herein. If any other matter properly comes before the Annual Meeting, the holders of the proxies will vote thereon in accordance with their best judgment.

Appendix A

BREEZE-EASTERN CORPORATION
and
COMPUTERSHARE TRUST COMPANY, N.A.
as Rights Agent
RIGHTS AGREEMENT
effective as of July 18, 2011

A-i

EXHIBITS

Exhibit A	Certificate of Designation of Series A Junior Participating Preferred Stock of Breeze-Eastern Corporation
Exhibit B	Summary of Rights
Exhibit C	Form of Rights Certificate

A-ii

RIGHTS AGREEMENT

RIGHTS AGREEMENT, dated as of July 19, 2011 and effective as of July 18, 2011 (this “Agreement”), by and between Breeze-Eastern Corporation, a Delaware corporation (the “Company”), and Computershare Trust Company, N.A., as rights agent (the “Rights Agent”);

WHEREAS, on July 18, 2011 (the “Rights Dividend Declaration Date”), the Board of Directors of the Company authorized and declared a dividend of one preferred share purchase right (a “Right”) for each share of Common Stock (as hereinafter defined) of the Company outstanding at the Close of Business (as hereinafter defined) on the Record Date (as hereinafter defined), each Right initially representing the right to purchase one one-thousandth (subject to adjustment) of one share of Preferred Stock (as hereinafter defined), upon the terms and subject to the conditions herein set forth, and further authorized and directed the issuance of one Right (subject to adjustment) with respect to each share of Common Stock of the Company that shall become outstanding between the Record Date and the earlier of the Distribution Date and the Expiration Date (as such terms are hereinafter defined); provided, however, that Rights may be issued with respect to shares of Common Stock that shall become outstanding after the Distribution Date and prior to the Expiration Date in accordance with Section 22 hereof;

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

Section 1.  Certain Definitions.

For purposes of this Agreement, the following terms have the meanings indicated:

(a) “Acquiring Person” shall mean any Person who or which, together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of 10% or more of the shares of Common Stock of the Company then outstanding, but shall not include (i) the Company, (ii) any Subsidiary of the Company, (iii) any employee benefit plan of the Company or any Subsidiary of the Company, or any Person holding shares of Common Stock for or pursuant to the terms of any such plan to the extent, and only to the extent, of such shares of Common Stock so held, or (iv) an Exempted Person. Notwithstanding anything in this definition of “Acquiring Person” to the contrary:

(i) no Person shall become an “Acquiring Person” as the result of an acquisition of shares of Common Stock by the Company which, by reducing the number of shares of Common Stock outstanding, increases the percentage of the shares of Common Stock beneficially owned by such Person, together with all Affiliates and Associates of such Person, to 10% or more of the shares of Common Stock of the Company then outstanding; provided, however, that if a Person, together with all Affiliates and Associates of such Person, shall become the Beneficial Owner of 10% or more of the shares of Common Stock of the Company then outstanding by reason of share acquisitions by the Company and shall, after such share acquisitions by the Company, become the Beneficial Owner of any additional shares of Common Stock of the Company (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock or pursuant to a split or subdivision of the outstanding Common Stock), then such Person shall be deemed to be an “Acquiring Person” unless, upon becoming the Beneficial Owner of such additional shares of Common Stock, such Person, together with all Affiliates and

Associates of such Person, does not beneficially own 10% or more of the Common Stock then outstanding;

(ii) if the Board determines that a Person who would otherwise be an “Acquiring Person,” as defined pursuant to the foregoing provisions of this paragraph (a), has become such inadvertently (including, without limitation, because (A) such Person was unaware that it beneficially owned a percentage of the then outstanding Common Stock that would otherwise cause such Person to be an “Acquiring Person” or (B) such Person was aware of the extent of its Beneficial Ownership of Common Stock but had no actual knowledge of the consequences of such Beneficial Ownership under this Agreement), and such Person divests as promptly as practicable a sufficient number of shares of Common Stock so that such Person would no longer be an “Acquiring Person,” as defined pursuant to the foregoing provisions of this paragraph (a), then such Person shall not be deemed to be or to have become an “Acquiring Person” for any purposes of this Agreement as a result of such inadvertent acquisition unless and until such Person shall again become an “Acquiring Person”;

(iii) if, as of the date hereof or prior to the first public announcement of the adoption of this Agreement, any Person is or becomes the Beneficial Owner of 10% or more of the shares of Common Stock outstanding, such Person shall not be deemed to be or to become an “Acquiring Person” unless and until such time as such Person shall, after the first public announcement of the adoption of this Agreement, become the Beneficial Owner of additional shares of Common Stock (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock or pursuant to a split or subdivision of the outstanding Common Stock), unless upon becoming the Beneficial Owner of such additional shares of Common Stock, such Person is not then the Beneficial Owner of 10% or more of the shares of Common Stock then outstanding; and

(iv) no Person shall become an “Acquiring Person” solely as a result of any unilateral grant of any security by the Company, or through the exercise of any options, warrants, rights or similar interests (including restricted stock) granted by the Company to its directors, officers and employees; provided, however, that if a Person, who or which together with all Affiliates and Associates, shall become the Beneficial Owner of 10% or more of the shares of Common Stock of the Company then outstanding by reason of a unilateral grant of a security by the Company, or through the exercise of any options, warrants, rights or similar interests (including restricted stock) granted by the Company to its directors, officers and employees, such Person shall nevertheless be deemed to be an “Acquiring Person” if, subject to Section 1(a)(ii), such Person, together with all Affiliates and Associates, thereafter becomes the Beneficial Owner of any additional shares of Common Stock (unless upon becoming the Beneficial Owner of additional shares of Common Stock, such Person, together with all Affiliates and Associates, does not beneficially own 10% or more of the Common Stock then outstanding), except as a result of (y) a dividend or distribution paid or made by the Company on the outstanding Common Stock or a split or subdivision of the outstanding Common Stock; or (z) the unilateral grant of a security by the Company, or through the exercise of any options, warrants, rights or similar interest (including restricted stock) granted by the Company to its directors, officers and employees.

(b) “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the Exchange Act Regulations, as in effect on the date of this Agreement.

(c) A Person shall be deemed the “Beneficial Owner” of and shall be deemed to “beneficially own” and to have “beneficial ownership” of any securities:

(i) that such Person or any of such Person’s Affiliates or Associates beneficially owns, directly or indirectly (as determined pursuant to Rule 13d-3 of the Exchange Act Regulations as in effect on the date of this Agreement); provided, however, that a Person shall not be deemed the “Beneficial Owner” of, or to “beneficially own” or to have “beneficial ownership” of, any security under this subparagraph (i) as a result of an agreement, arrangement or understanding to vote such security that would otherwise render such Person the Beneficial Owner of such security, if such agreement, arrangement or understanding (A) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the Exchange Act Regulations and (B) is not also then reportable on Schedule 13D under the Exchange Act (or any comparable or successor report);

(ii) that such Person or any of such Person’s Affiliates or Associates, directly or indirectly, has (A) the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing), or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise; provided, however, that a Person shall not be deemed the “Beneficial Owner” of, or to “beneficially own” or to have “beneficial ownership” of, (x) securities tendered pursuant to a tender or exchange offer made in accordance with the Exchange Act Regulations by or on behalf of such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for purchase or exchange, or (y) securities issuable upon exercise of Rights at any time prior to the occurrence of a Triggering Event, or (z) securities issuable upon exercise of Rights from and after the occurrence of a Triggering Event if such Rights were acquired by such Person or any of such Person’s Affiliates or Associates prior to the Distribution Date or pursuant to Section 3(a) or Section 22 hereof (the “Original Rights”) or pursuant to Section 11(a) hereof in connection with an adjustment made with respect to any Original Rights; or (B) the right to vote pursuant to any agreement, arrangement, or understanding (except to the extent contemplated by the proviso to subparagraph (i) of this paragraph (c)); or

(iii) that are beneficially owned, directly or indirectly, by any other Person (or any Affiliate or Associate of such Person) with which such Person (or any of such Person’s Affiliates or Associates) has any agreement, arrangement, or understanding (whether or not in writing), for the purpose of acquiring, holding, voting (except to the extent contemplated by the proviso to subparagraph (i) of this paragraph (c)) or disposing of any such securities;

provided, however, that nothing in this paragraph (c) shall cause a Person engaged in business as an underwriter of securities to be the “Beneficial Owner” of, or to “beneficially own,” or have “beneficial ownership” of, any securities acquired through such Person’s participation in good faith in a firm commitment underwriting until the expiration of forty (40) days after the date of such acquisition;

provided further, however, that no Person who is an officer, director or employee of the Company or any Subsidiary of the Company shall be deemed, solely by reason of such Person’s status or authority as such, to be the “Beneficial Owner” of, or to “beneficially own,” any securities that are “beneficially owned” (as defined in this paragraph (c)), including, without limitation, in a fiduciary capacity, by the Company or any Subsidiary of the Company, or by any other such officer, director or employee of the Company or any Subsidiary of the Company.

Notwithstanding anything in this definition of Beneficial Ownership to the contrary, the phrase “then outstanding,” when used with reference to a Person’s Beneficial Ownership of securities of the Company, shall mean the number of such securities then issued and outstanding together with the number of such securities not then actually issued and outstanding that such Person would be deemed to beneficially own hereunder.

(d) “Board” shall mean the Board of Directors of the Company or any duly authorized committee thereof.

(e) “Book Entry” shall mean an uncertificated book entry for the Common Stock.

(f) “Business Day” shall mean any day other than a Saturday, a Sunday, or a day on which banking or trust institutions in New York City, New York are authorized or obligated by law or executive order to close.

(g) “Certificate of Incorporation” shall mean the Certificate of Incorporation of the Company, as amended, as filed with the Office of the Secretary of State of the State of Delaware (the “Secretary of State”), and together with the Certificate of Designation of the Preferred Stock of the Company adopted contemporaneously with the approval of this Agreement and attached hereto as Exhibit A (the “Certificate of Designation”), as the same may hereafter be amended or restated.

(h) “Close of Business” on any given date shall mean 5:00 P.M., New York City time, on such date; provided, however, that if such date is not a Business Day, it shall mean 5:00 P.M., New York City time, on the next succeeding Business Day.

(i) “Common Stock” when used with reference to the Company shall mean Common Stock, par value $0.01 per share, of the Company. “Common Stock” when used with reference to any Person other than the Company shall mean the class or series of capital stock (or equity interest) with the greatest voting power (in relation to any other classes or series of capital stock (or equity interest)) of such other Person or if such other Person is a Subsidiary of another Person, the Person who ultimately controls such first mentioned Person.

(j) “Distribution Date” shall mean the earlier of (i) the Close of Business on the tenth Business Day after the Stock Acquisition Date (or, if the tenth Business Day after the Stock Acquisition Date occurs before the Record Date, the Close of Business on the Record Date) and (ii) the Close of Business on the tenth Business Day (or, if such tenth Business Day occurs before the Record Date, the Close of Business on the Record Date), or such later date as may be determined by action of the Board prior to such time as any Person becomes an Acquiring Person, after the date of the commencement by any Person (other than the Company, any Subsidiary of the Company or any employee benefit plan of the Company or of any Subsidiary of the Company or any Person holding shares of Common Stock for or pursuant to the terms of any such plan) of, or of the first public announcement of the intention of any Person (other than any of the Persons referred to in the preceding parenthetical) to commence, a tender or exchange offer the consummation of which would result in such Person becoming the Beneficial Owner of 10% or more of the outstanding shares of Common Stock.

(k) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(l) “Exchange Act Regulations” shall mean the General Rules and Regulations under the Exchange Act.

(m) “Exchange Date” shall have the meaning set forth in Section 7(a) hereof.

(n) “Exchange Ratio” shall have the meaning set forth in Section 24(a) hereof.

(o) “Exempted Person” shall mean (i) the Company, (ii) any Subsidiary (as hereinafter defined) of the Company, (iii) any employee benefit plan of the Company or any of its Subsidiaries, or any entity holding shares of Common Stock which was organized, appointed or established by the Company or any Subsidiary of the Company for or pursuant to the terms of any such plan; [provided, however, that, after the date of this Agreement, any Persons in clauses (i)  — (iii) above shall cease to be an Exempted Person and shall become an Acquiring Person if they, in the aggregate, acquire Beneficial Ownership of an additional 2% or more of the outstanding Common Stock of the Company in excess of the amount beneficially owned as of the date hereof;

(p) “Expiration Date” shall have the meaning set forth in Section 7(a) hereof.

(q) “Final Expiration Date” shall have the meaning set forth in Section 7(a) hereof.

(r) “Person” shall mean any individual, firm, corporation, partnership (general or limited), limited liability company, limited liability partnership, association, unincorporated organization, trust or other legal entity and also (i) any syndicate or group deemed to be a Person under Section 13(d)(3) of the Exchange Act and Rule 13d-5(b) thereunder and (iii) any successor (by merger or otherwise) of any such firm, corporation, partnership (general or limited), limited liability company, limited liability partnership, association, unincorporated organization, trust, or other group or entity.

(s) “Preferred Stock” shall mean the Series A Junior Participating Preferred Stock, par value $1.00 per share, of the Company, having the voting rights, powers, designations, preferences and relative, participating, optional or other special rights and qualifications, limitations and restrictions set forth in the Certificate of Designation.

(t) “Principal Party” shall have the meaning set forth in Section 13(b) hereof.

(u) “Purchase Price” shall have the meaning set forth in Sections 4(a), 11(a)(ii) and 13(a) hereof.

(v) “Record Date” shall mean the Close of Business on August 1, 2011.

(w) “Redemption Date” shall have the meaning set forth in Section 7(a) hereof.

(x) “Redemption Period” shall have the meaning set forth in Section 23(a) hereof.

(y) “Right” and “Rights” shall have the meaning set forth in the Preamble hereof.

(z) “Rights Certificate” shall have the meaning set forth in Section 3(d) hereof.

(aa) “Rights Dividend Declaration Date” shall have the meaning set forth in the Preamble hereof.

(bb) “Section 11(a)(ii) Event” shall mean any event described in Section 11(a)(ii) hereof.

(cc) “Section 13 Event” shall mean any event described in clause (x), (y) or (z) of Section 13(a) hereof.

(dd) “Securities Act” shall mean the Securities Act of 1933, as amended.

(ee) “Stock Acquisition Date” shall mean the first date of public announcement (including, without limitation, the filing of any report pursuant to Section 13(d) of the Exchange Act) by the Company or an Acquiring Person that an Acquiring Person has become such.

(ff) “Subsidiary” shall mean, with reference to any Person, any other Person of which (1) a majority of the voting power of the voting securities or equity interests is beneficially owned, directly or indirectly, by such first-mentioned Person or otherwise controlled by such first-mentioned Person, or (2) an amount of voting securities or equity interests sufficient to elect at least a majority of the directors or equivalent governing body of such other Person is beneficially owned, directly or indirectly, by such first-mentioned Person, or otherwise controlled by such first-mentioned Person.

(gg) “Triggering Event” shall mean any Section 11(a)(ii) Event or any Section 13 Event.

(hh) “Trust” has the meaning set forth in Section 24(d) hereof.

(ii) “Trust Agreement” has the meaning set forth in Section 24(d) hereof.

Section 2.  Appointment of Rights Agent.

The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable, upon ten (10) days’ prior written notice to the Rights Agent. The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omissions of any such co-Rights Agent.

Section 3.  Issue of Rights Certificates.

(a) As promptly as practicable following the Record Date, the Company will send a copy of a Summary of Rights to Purchase Preferred Stock, in substantially the form attached hereto as Exhibit B and which may be appended to certificates that represent shares of Common Stock (hereinafter referred to as the “Summary of Rights”), to each record holder of Common Stock as of the Close of Business on the Record Date, at the address of such holder shown on the records of the Company.

With respect to certificates representing shares of Common Stock outstanding as of the Record Date, until the Distribution Date, the Rights will be evidenced by such certificates for shares of Common Stock registered in the names of the holders thereof, and not by separate Rights Certificates, and with respect to Book Entry shares of Common Stock outstanding as of the Record Date, until the Distribution Date, the

Rights will be evidenced by the balances indicated in the Book Entry account system of the transfer agent for the Common Stock, or in the case of certificated shares, by such certificates registered in the names of the holders thereof. Until the earlier of the Distribution Date or the Expiration Date, the transfer of any shares of Common Stock outstanding on the Record Date (whether represented by certificate(s) or evidenced by the balances indicated in the Book Entry account system of the transfer agent for the Common Stock, and, in either case, regardless of whether a copy of the Summary of Rights is submitted with the surrender or request for transfer), also shall constitute the transfer of the Rights associated with such shares of Common Stock.

(b) Rights shall be issued, without any further action, in respect of all shares of Common Stock that become outstanding (whether originally issued or delivered from the Company’s treasury) after the Record Date but prior to the earlier of the Distribution Date and the Expiration Date; provided, however, that Rights also shall be issued to the extent provided in Section 22 hereof. Confirmation and account statements sent to holders of Common Stock for Book Entry form or, in the case of certificated shares, certificates, representing such shares of Common Stock, issued after the Record Date shall bear a legend substantially in the following form:

“This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement between Breeze-Eastern Corporation (the “Company”) and Computershare Trust Company, N.A. (the “Rights Agent”) dated as of July 18, 2011 as the same may be amended from time to time (the “Rights Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights shall be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement as in effect on the date of mailing without charge after receipt of a written request therefor.

Under certain circumstances, as set forth in the Rights Agreement, Rights that are Beneficially Owned by any Person who is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such capitalized terms are defined in the Rights Agreement), or specified transferees of such Acquiring Person (or Affiliate or Associate thereof) may become null and void.”

With respect to all certificates representing shares of Common Stock containing the foregoing legend, until the earliest of the Distribution Date, the Redemption Date and the Final Expiration Date, the Rights associated with the Common Stock represented by such certificates shall be evidenced by such certificates alone and registered holders of Common Stock shall also be the registered holders of the associated Rights, and the transfer of any such certificate shall also constitute the transfer of the Rights associated with the shares of Common Stock represented by such certificates.

With respect to Common Stock in Book Entry form for which there has been sent a confirmation or account statement containing the foregoing legend, until the earliest of the Distribution Date, the Redemption Date and the Expiration Date, the Rights associated with the Common Stock shall be evidenced by such Common Stock alone and registered holders of Common Stock shall also be the registered holders of the associated Rights, and the transfer of any such Common Stock shall also constitute the transfer of the Rights associated with such shares of Common Stock.

Notwithstanding this paragraph (b), the omission of the legend or the failure to send, deliver or provide the registered owner of shares of Common Stock, a copy of the Summary of Rights shall not affect the enforceability of any part of this Agreement or the rights of any holder of the Rights.

In the event that the Company purchases or otherwise acquires any shares of Common Stock after the Record Date but prior to the Distribution Date, any Rights associated with such shares of Common Stock shall be deemed cancelled and retired so that the Company shall not be entitled to exercise any Rights associated with the shares of Common Stock that are no longer outstanding.

(c) Until the Distribution Date, the Rights shall be transferable only in connection with the transfer of the underlying shares of Common Stock (including a transfer to the Company).

(d) As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign and the Company will send or cause to be sent (and the Rights Agent, if so requested, will send) by first-class, insured, postage-prepaid mail, to each record holder of shares of Common Stock as of the Close of Business on the Distribution Date (other than any Acquiring Person or any Associate or Affiliate of an Acquiring Person), at the address of such holder shown on the records of the Company, one or more rights certificates, in substantially the form of Exhibit C hereto (the “Rights Certificate”), evidencing one Right for each share of Common Stock so held, subject to adjustment as provided herein. In the event that an adjustment in the number of Rights per share of Common Stock has been made pursuant to Section 11 hereof, at the time of distribution of the Rights Certificates, the Company shall make the necessary and appropriate rounding adjustments (in accordance with Section 14(a) hereof) so that Rights Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights. As of and after the Distribution Date, the Rights shall be evidenced solely by such Rights Certificates.

Section 4.  Form of Rights Certificate.

(a) The Rights Certificates (and the forms of election to purchase and of assignment and the certificate to be printed on the reverse thereof) shall be substantially in the form set forth in Exhibit C hereto and may have such marks of identification or designation and such legends, summaries, or endorsements printed thereon as the Company may deem appropriate, and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or any rule or regulation thereunder or with any rule or regulation of any stock exchange upon which the Rights may from time to time be listed, or to conform to usage. Subject to the provisions of this Agreement, the Rights Certificates, whenever distributed, shall be dated as of the Distribution Date and on their face shall entitle the holders thereof to purchase such number of one one-thousandths of a share of Preferred Stock as shall be set forth therein at the price set forth therein (such exercise price per one one-thousandth of a share, the “Purchase Price”), but the amount and type of securities, cash, or other assets that may be acquired upon the exercise of each Right and the Purchase Price thereof shall be subject to adjustment as provided herein.

(b) Any Rights Certificate issued pursuant hereto that represents Rights beneficially owned by (i) an Acquiring Person or any Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) that becomes a transferee after the Acquiring Person becomes such ,or (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) that becomes a transferee prior to or concurrently with the Acquiring Person becoming such and that receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person (or any such Associate or Affiliate) to holders of equity interests in such Acquiring Person (or any such Associate or Affiliate) or to any Person with whom such Acquiring Person (or any such Associate or Affiliate) has any continuing written or oral plan, agreement, arrangement, or understanding regarding the transferred Rights, shares of Common Stock, or the Company or (B) a transfer that the Board has determined in good faith to be part of a plan, agreement, arrangement, or understanding that has as a primary purpose or effect the avoidance of Section 7(e) hereof (and any Rights Certificate issued pursuant to Section 6 or Section 11 hereof upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence), shall contain upon the written direction of the Board (to the extent feasible) the following legend:

“The Rights represented by this Rights Certificate are or were beneficially owned by a Person who was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement dated as of July 18, 2011 by and between Breeze-Eastern Corporation and Computershare Trust Company, N.A. (the “Rights Agreement”)). Accordingly, this Rights Certificate and the Rights represented hereby may become null and void in the circumstances specified in Section 7(e) of the Rights Agreement.”

The Company shall instruct the Rights Agent in writing of the Rights which should be so legended.

Section 5.  Countersignature and Registration.

(a) The Rights Certificates shall be executed on behalf of the Company by its Chief Executive Officer, President, Chief Financial Officer or any Senior Vice President and by its Secretary or Assistant Secretary, shall have affixed thereto the Company’s corporate seal (or a facsimile thereof), and shall be attested by the Company’s Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Rights Certificates may be manual or by facsimile. Rights Certificates bearing the manual or facsimile signatures of the individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the countersigning of such Rights Certificates by the Rights Agent or did not hold such offices at the date of such Rights Certificates. No Rights Certificate shall be entitled to any benefit under this Agreement or be valid for any purpose unless there appears on such Rights Certificate a countersignature duly executed by the Rights Agent by manual or facsimile signature of an authorized officer, and such countersignature upon any Rights Certificate shall be conclusive evidence, and the only evidence, that such Rights Certificate has been duly countersigned as required hereunder.

(b) Following the Distribution Date, the Rights Agent shall keep or cause to be kept, at its office designated for surrender of Rights Certificates upon exercise or transfer, books for registration and transfer of the Rights Certificates issued hereunder. Such books shall show the name and address of each holder of the Rights Certificates, the number of Rights evidenced on its face by each Rights Certificate, and the date of each Rights Certificate.

Section 6.	Transfer, Split Up, Combination and Exchange of Rights Certificates; Mutilated, Destroyed, Lost or Stolen Rights Certificates.

(a) Subject to the provisions of Sections 4(b), 7(e) and 14 hereof, at any time after the Close of Business on the Distribution Date, and at or prior to the Close of Business on the Expiration Date, any Rights Certificate or Certificates (other than Rights Certificates representing Rights that have become null and void pursuant to Section 7(e) hereof, that have been redeemed pursuant to Section 23 hereof, or that have been exchanged pursuant to Section 24 hereof) may be transferred, split up, combined or exchanged for another Rights Certificate or Certificates, entitling the registered holder to purchase a like number of one one-thousandths of a share of Preferred Stock (or following a Triggering Event, Common Stock, other securities, cash, or other assets, as the case may be) as the Rights Certificate or Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Rights Certificate or Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Rights Certificate or Certificates to be transferred, split up, combined or exchanged at the office of the Rights Agent designated for such purpose. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Rights Certificate until the registered holder shall have properly completed and executed the certificate set forth in the form of assignment on the reverse side of such Rights Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) of the Rights represented by such Rights Certificate or Affiliates or Associates thereof as the Company shall reasonably request; whereupon the Rights Agent shall, subject to the provisions of Sections 4(b), 7(e) and 14 hereof, countersign and deliver to the Person entitled thereto a Rights Certificate or Rights Certificates, as the case may be, as so requested. The Company may require payment by the holder of the Rights of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Rights Certificates.

(b) If a Rights Certificate shall be mutilated, lost, stolen, or destroyed, upon request by the registered holder of the Rights represented thereby and upon payment to the Company and the Rights Agent of all reasonable expenses incident thereto, there shall be issued, in exchange for and upon cancellation of the mutilated Rights Certificate, or in substitution for the lost, stolen, or destroyed Rights Certificate, a new Rights Certificate, in substantially the form of the prior Rights Certificate, of like tenor and representing the equivalent number of Rights, but, in the case of loss, theft, or destruction, only upon receipt of evidence satisfactory to the Company and the Rights Agent of such loss, theft or destruction of such Rights Certificate and, if requested by the Company or the Rights Agent, indemnity also satisfactory to it.

Section 7.  Exercise of Rights; Purchase Price; Expiration Date of Rights.

(a) Subject to Section 7(e) hereof, the registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein including, without limitation, in the restrictions on exercisability set forth in Sections 9(c), 11(a)(iii) and 23(a) hereof) in whole or in part at any time after the Distribution Date upon surrender of the Rights Certificate, with the form of election to purchase and the certificate on the reverse side thereof duly executed, to the Rights Agent at the office of the Rights Agent designated for such purpose, together with payment of the Purchase Price for each one one-thousandth of a share of Preferred Stock (or Common Stock, other securities, cash or other assets, as the case may be) as to which the Rights are exercised, at or prior to the earliest of (i) the Close of Business on July 18, 2014 (the “Final Expiration Date”), (ii) the time at which the Rights are redeemed (the “Redemption Date”) as provided in Section 23 hereof, (iii) the time at which the Rights are exchanged (the “Exchange Date”) as provided in Section 24 hereof, or (iv) the first anniversary of the Record Date if this Rights Agreement has yet to be approved by the stockholders of the Company (the earliest of (i), (ii) and (iii) being herein referred to as the “Expiration Date”).

(b) Each Right shall entitle the registered holder thereof to purchase one one-thousandth of a share of Preferred Stock. The Purchase Price for each one one-thousandth of a share of Preferred Stock pursuant to the exercise of a Right shall initially be $14.00, and shall be subject to adjustment from time to time as provided in Sections 11 and 13 hereof and shall be payable in lawful money of the United States in accordance with paragraph (c) of this Section 7.

(c) Upon receipt of a Rights Certificate representing exercisable Rights, with the form of election to purchase and the certificate duly and properly executed, accompanied by payment, with respect to each Right so exercised, of the Purchase Price per one one-thousandth of a share of Preferred Stock (or Common Stock, other securities, cash or other assets, as the case may be) to be purchased and an amount equal to any applicable tax or charge in cash, or by certified check or cashier’s check payable to the order of the Company, the Rights Agent shall, subject to Section 18(k) hereof, thereupon promptly (i) (A) requisition from any transfer agent of the Preferred Stock certificates representing such number of one one-thousandths of a share of Preferred Stock (or fractions of shares that are integral multiples of one one-thousandth of a share of Preferred Stock) as are to be purchased and the Company shall direct its transfer agent to comply with all such requests, or (B) if the Company shall have elected to deposit the total number of shares of Preferred Stock issuable upon exercise of the Rights hereunder with a depositary agent, requisition from the depositary agent depositary receipts representing such number of one one-thousandths of a share of Preferred Stock as are to be purchased (in which case certificates for the shares of Preferred Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent), and the Company shall direct the depositary to comply with all such requests, (ii) requisition from the Company the amount of cash, if any, to be paid in lieu of fractional shares in accordance with Section 14 hereof, (iii) after receipt of such certificates or such depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, and (iv) after receipt thereof, deliver such cash, if any, to or upon the order of the registered holder of such Rights Certificate. In the event that the Company is obligated to issue Common Stock or other securities of the Company, pay cash and/or distribute other property pursuant to Section 11(a) hereof, the Company shall make all arrangements necessary so that such Common Stock, other securities, cash and/or other property are available for distribution by the Rights Agent, if and when necessary to comply with this Agreement. The payment of the Purchase Price (as such amount may be reduced pursuant to Section 11(a)(iii) hereof) may be made in cash or by certified or bank check or money order payable to the order of the Company.

(d) In case the registered holder of any Rights Certificate shall exercise less than all the Rights evidenced thereby, a new Rights Certificate evidencing the Rights remaining unexercised shall be issued by the Rights Agent and delivered to, or upon the order of, the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, subject to the provisions of Sections 6 and 14 hereof.

(e) Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of a Section 11(a)(ii) Event, any Rights beneficially owned by (i) an Acquiring Person or an Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and who receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person (or any such Associate or Affiliate) to holders of equity interests in such Acquiring Person (or any such Associate or Affiliate) or to any Person with whom the Acquiring Person (or any such Associate or Affiliate) has any continuing written or oral plan, agreement, arrangement or understanding regarding the transferred Rights, shares of Common Stock or the Company or (B) a transfer that the Board has determined in good faith to be part of a plan, agreement, arrangement or understanding that has as a primary purpose or effect the avoidance of this Section 7(e), shall be null and void without any further action, and any holder of such Rights thereafter shall have no rights or preferences whatsoever with respect to such Rights, whether under any provision of this Agreement, the Rights Certificates or otherwise (including, without limitation, rights and preferences pursuant to Sections 7, 11, 13, 23 and 24 hereof). The Company shall use reasonable efforts to ensure compliance with the provisions of this Section 7(e) and Section 4(b) hereof, but neither the Company nor the Rights Agent shall have any liability to any holder of Rights or any other Person as a result of the Company’s failure to make any determination with respect to an Acquiring Person or its Affiliates, Associates or transferees hereunder.

(f) Notwithstanding anything in this Agreement or any Rights Certificate to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder upon the occurrence of any purported exercise as set forth in this Section 7 by such registered holder unless such registered holder shall have (i) properly completed and executed the certificate following the form of election to purchase set forth on the reverse side of the Rights Certificate surrendered for such exercise, and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) of the Rights represented by such Rights Certificate or Affiliates or Associates thereof as the Company shall reasonably request.

Section 8.  Cancellation and Destruction of Rights Certificates.

All Rights Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Rights Certificates shall be issued in lieu thereof except as expressly permitted by this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any Rights Certificates acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all cancelled Rights Certificates to the Company, or shall, at the written request of the Company, destroy such cancelled Rights Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

Section 9.  Reservation and Availability of Capital Stock.

(a) The Company shall cause to be reserved and kept available out of its authorized and unissued shares of Preferred Stock (and following the occurrence of a Triggering Event, out of its authorized and unissued shares of Common Stock and/or other securities or out of its authorized and issued shares held in its treasury), the number of shares of Preferred Stock (and, following the occurrence of a Triggering Event, shares of Common Stock and/or other securities) that, as provided in this Agreement, including Section 11(a)(iii) hereof, shall be sufficient to permit the exercise in full of all outstanding Rights. Upon the occurrence of any events resulting in an increase in the aggregate number of shares of Preferred Stock (or Common Stock and/or other equity securities of the Company) issuable upon exercise of all outstanding Rights above the number then reserved, the Company shall make appropriate increases in the number of shares so reserved.

(b) So long as the shares of Preferred Stock (and following the occurrence of a Triggering Event, Common Stock and/or other securities) issuable upon the exercise of the Rights may be listed or admitted to trading on any national securities exchange, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed or admitted to trading on such exchange upon official notice of issuance upon such exercise.

(c) The Company shall use its reasonable best efforts to (i) file, as soon as practicable following the earliest date after the first occurrence of a Section 11(a)(ii) Event on which the consideration to be delivered by the Company upon exercise of the Rights has been determined in accordance with this Agreement, or as soon as is required by law following the Distribution Date, as the case may be, a registration statement on an appropriate form under the Securities Act with respect to the securities purchasable upon exercise of the Rights; (ii) cause such registration statement to become effective as soon as practicable after such filing; and (iii) cause such registration statement to remain effective (and to include a prospectus at all times complying with the requirements of the Securities Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for the securities covered by such registration statement, and (B) the Expiration Date. The Company shall also take such action as may be appropriate under, or to ensure compliance with, the securities or “blue sky” laws of the various states in connection with the exercisability of the Rights. The Company may temporarily suspend, for a period of time not to exceed ninety (90) days after the date set forth in clause (i) of the first sentence of this Section 9(c), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect, in each case with simultaneous written notice to the Rights Agent. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction (x) if the requisite qualification in such jurisdiction shall not have been obtained and until a registration statement has been declared effective or (y) if the exercise thereof shall not be permitted under applicable law.

(d) The Company shall take such action as may be necessary to ensure that all one one-thousandths of a share of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities that may be delivered upon exercise of Rights) shall be, at the time of delivery of the certificates or depositary receipts for such securities (subject to payment of the Purchase Price), duly and validly authorized and issued, fully paid and non-assessable.

(e) The Company shall pay when due and payable any and all documentary, stamp, or transfer tax, or other tax or charge, that is payable in respect of the issuance and delivery of the Rights Certificates or the issuance and delivery of any certificates or depository receipts or entries in the Book Entry account system of the transfer agent for the Preferred Stock for a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other equity securities of the Company that may be delivered upon exercise of the Rights) upon the exercise of Rights; provided, however, the Company shall not be required to pay any such tax or charge that may be payable in connection with the issuance or delivery of any of any certificates or depositary receipts or entries in the Book Entry account system of the transfer agent for the Preferred Stock for a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other equity securities of the Company as the case may be) to any Person other than the registered holder of the Rights Certificates evidencing the Rights surrendered for exercise. The Company shall not be required to issue or deliver any certificates or depositary receipts or entries in the Book Entry account system of the transfer agent for the Preferred Stock (or Common Stock and/or other equity securities of the Company as the case may be) to, or in a name other than that of, the registered holder upon the exercise of any Rights until any such tax or charge shall have been paid (any such tax or charge being payable by the holder of such Rights Certificate at the time of surrender) or until it has been established to the Company’s satisfaction that no such tax or charge is due.

Section 10.  Preferred Stock Record Date.

Each Person in whose name any certificate or entry in the Book Entry account system of the transfer agent for the Preferred Stock for a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of such fractional shares of Preferred Stock (or Common Stock and/or other securities, as the case may be) represented thereby on, and such certificate or entry in the Book Entry account system of the transfer agent for the Preferred Stock shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable transfer taxes and charges) was made; provided, however, that if the date of such surrender and payment is a date upon which the Preferred Stock (or Common Stock and/or other securities as the case may be) transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such securities (fractional or otherwise) on, and such certificate or entry in the Book Entry account system of the transfer agent for the Preferred Stock shall be dated, the next succeeding Business Day on which the Preferred Stock (or Common Stock and/or other securities as the case may be) transfer books of the Company are open and, provided further, that if delivery of a number of one one-thousandths of a share of Preferred Stock is delayed pursuant to Section 9(c) hereof, such Persons shall be deemed to have become the record holders of such number of one one-thousandths of a share of Preferred Stock only when such Preferred Stock first become deliverable. Prior to the exercise of the Rights evidenced thereby, the holder of a Rights Certificate shall not be entitled to any rights of a stockholder of the Company with respect to the securities for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

Section 11.  Adjustment of Purchase Price, Number and Kind of Shares or Number of Rights.

The Purchase Price, the number and kind of securities covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

(a) (i) In the event the Company shall at any time after the Rights Dividend Declaration Date (A) declare a dividend on the Preferred Stock payable in shares of Preferred Stock, (B) subdivide the outstanding Preferred Stock, (C) combine the outstanding Preferred Stock into a smaller number of shares or (D) issue any shares of its capital stock in a reclassification of Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a), the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares (or fractions thereof) of Preferred Stock or capital stock, as the case may be, issuable on such date upon exercise of the Rights, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive, upon payment of the Purchase Price then in effect, the aggregate number and kind of shares (or fractions thereof) of Preferred Stock or capital stock, as the case may be, which, if such Right had been exercised immediately prior to such date, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares (or fractions thereof) of capital stock of the Company issuable upon exercise of one Right. If an event occurs that would require an adjustment under both this Section 11(a)(i) and Section 11(a)(ii) hereof, the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii) hereof.

(ii) Subject to Section 23 and Section 24 hereof, in the event that any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any Person organized, appointed or established by the Company for or pursuant to the terms of any such plan), alone or together with its Affiliates and Associates, shall become an Acquiring Person, unless the event causing such Person to become an Acquiring Person is a transaction set forth in Section 13(a) hereof, then proper provision shall be made so that promptly following the Redemption Period (as defined in Section 23(a) hereof), each holder of a Right (except as provided below and in Section 7(e) hereof) shall thereafter have the right to receive, upon exercise thereof and payment of an amount equal to the then current Purchase Price in accordance with the terms of this Agreement, in lieu of a number of one one-thousandths of a share of Preferred Stock, such number of shares of Common Stock of the Company as shall equal the result obtained by (x) multiplying the then current Purchase Price by the then number of one one-thousandths of a share of Preferred Stock for which a Right was or would have been exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event, whether or not such Right was then exercisable, and (y) dividing that product (which, following such first occurrence, shall thereafter be referred to as the “Purchase Price” for each Right and for all purposes of this Agreement except to the extent set forth in Section 13 hereof) by 25% of the current per share market price of Common Stock (as determined pursuant to Section 11(d) hereof) on the date of such first occurrence (such number of shares, the “Adjustment Shares”).

(iii) The Company at its option may substitute for a share of Common Stock issuable upon the exercise of Rights in accordance with the foregoing subparagraph (ii) such number or fractions of shares of Preferred Stock having an aggregate market value equal to the current per share market price of one share of Common Stock. In the event that the number of shares of Common Stock which is authorized by the Certificate of Incorporation, but not outstanding, or reserved for issuance for purposes other than upon exercise of the Rights, is not sufficient to permit the exercise in full of the Rights in accordance with the foregoing subparagraph (ii), the Board shall, to the extent permitted by applicable law and by any agreements or instruments then in effect to which the Company is a party, (A) determine the excess of (x) the value of the Adjustment Shares issuable upon the exercise of a Right (the “Current Value”) over (y) the Purchase Price (such excess being the “Spread”), and (B) with respect to each Right (subject to Section 7(e) hereof), make adequate provision to substitute for some or all of the Adjustment Shares, upon exercise of a Right and payment of the applicable Purchase Price, (1) cash, (2) a reduction in the Purchase Price, (3) shares (or fractions of a share) of Preferred Stock or other equity securities of the Company (including, without limitation, shares, or units of shares, of Preferred Stock which the Board has deemed to have the same value as shares of Common Stock) (such shares of equity securities being herein called “common stock equivalents”), (4) debt securities of the Company, (5) other assets or (6) any combination of the foregoing, having an aggregate value equal to the Current Value, where such aggregate value has been determined by the Board based upon the advice of an investment banking firm selected by the Board; provided, however, if the Company shall not have made adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the later of (x) the first occurrence of a Section 11(a)(ii) Event and (y) the date on which the Company’s right of redemption pursuant to Section 23(a) hereof expires (the later of (x) and (y) being referred to herein as the “Section 11(a)(ii) Trigger Date”), then the Company shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, shares of Common Stock (to the extent available), and then, if necessary such number of fractions of shares of Preferred Stock (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread.

If, upon the occurrence of a Section 11(a)(ii) Event, the Board shall determine in good faith that it is likely that sufficient additional shares of Common Stock could be authorized for issuance upon exercise in full of the Rights, then if the Board so elects, the thirty-day period set forth above may be extended to the extent necessary, but not more than (ninety) 90 days after the Section 11(a)(ii) Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares (such period, as it may be extended, the “Substitution Period”). To the extent that action is to be taken pursuant to the preceding provisions of this Section 11(a)(iii), the Company (x) shall provide, subject to Section 7(e) hereof, that such action shall apply uniformly to all outstanding Rights, and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to the second sentence of this Section 11(a)(iii) and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iii), the value of the Common Stock shall be the current market price (as determined pursuant to Section 11(d) hereof) per share of the Common Stock on the Section 11(a)(ii) Trigger Date and the value of any “common stock equivalent” shall be deemed to have the same value as the Common Stock on such date. The Board may, but shall not be required to, establish procedures to allocate the right to receive shares of Common Stock upon the exercise of the Rights among holders of Rights pursuant to this Section 11(a)(iii).

(b) In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Preferred Stock entitling them (for a period expiring within forty-five (45) days after such record date) to subscribe for or purchase Preferred Stock (or shares having the same rights, privileges and preferences as the shares of Preferred Stock (“equivalent preferred stock”)) or securities convertible into Preferred Stock or equivalent preferred stock at a price per share of Preferred Stock or per share of equivalent preferred stock (or having a conversion price per share, if a security convertible into Preferred Stock or equivalent preferred stock) less than the current per share market price of the Preferred Stock (as determined pursuant to Section 11(d) hereof) on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock or equivalent preferred stock outstanding on such record date, plus the number of shares of Preferred Stock or equivalent preferred stock which the aggregate offering price of the total number of shares of Preferred Stock and/or equivalent preferred stock so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price, and the denominator of which shall be the number of shares of Preferred Stock or equivalent preferred stock outstanding on such record date, plus the number of additional shares of Preferred Stock and/or equivalent preferred stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. In case such subscription price may be paid by delivery of consideration all or part of which may be in a form other than cash, the value of such consideration shall be as determined by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights. Shares of Preferred Stock or equivalent preferred stock owned by or held for the account of the Company or any Subsidiary shall not be deemed outstanding for the purpose of such computation. Such adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price that would then be in effect if such record date had not been fixed.

(c) In case the Company shall fix a record date for a distribution to all holders of shares of Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), evidences of indebtedness, cash (other than a regular quarterly cash dividend out of the earnings or retained earnings of the Company), assets (other than a dividend payable in shares of Preferred Stock, but including any dividend payable in stock other than Preferred Stock), or subscription rights, options or warrants (excluding those referred to in Section 11(b) hereof), then, in each case, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the current per share market price (as determined pursuant to Section 11(d) hereof) of the Preferred Stock on such record date minus the fair market value (as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be binding and conclusive for all purposes on the Rights Agent and the holder of the Rights) of the portion of the cash, assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants distributable in respect of a share of Preferred Stock, and the denominator of which shall be such current per share market price (as determined pursuant to Section 11(d) hereof) of the Preferred Stock on such record date; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall be adjusted to be the Purchase Price that would have been in effect if such record date had not been fixed.

(d) (i) For the purpose of any computation under this Agreement, the “current per share market price” of any security, including the Common Stock, on any date shall be deemed to be the average of the daily closing prices per share of such security for the thirty (30) consecutive Trading Days (as such term is hereinafter defined) immediately prior to, but not including, such date; provided, however, that in the event that the current per share market price of the security is determined during a period following the announcement by the issuer of such security of (i) a dividend or distribution on such security payable in shares of such security or securities convertible into such shares (other than the Rights), or (ii) any subdivision, combination or reclassification of such security, and prior to the expiration of the requisite 30 Trading Day period, as set forth above, after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the “current per share market price” shall be appropriately adjusted to take into account ex-dividend trading. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange, NASDAQ or, if the security is not listed or admitted to trading on the New York Stock Exchange or NASDAQ, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the security is listed or admitted to trading or, if the security is not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by any system then in use or, if not so quoted, the average of the closing bid and asked price furnished by a professional market maker making a market in the security selected by the Board.

If on any such date no market maker is making a market in the security, the fair value of such shares on such date as determined in good faith by the Board shall be used. If the security is not publicly held or not listed or traded, “current market price” shall mean the fair value per share as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes. The term “Trading Day” shall mean, if the security is listed or admitted to trading on any national securities exchange, a day on which the principal national securities exchange on which such security is listed or admitted to trading is open for the transaction of business or, if such security is not so listed or admitted, a Business Day.

(ii) For the purpose of any computation under this Agreement, the “current per share market price” of the Preferred Stock shall be determined in the same manner as set forth above for the Common Stock in clause (i) of this Section 11(d) (other than the last sentence thereof). If the current per share market price of the Preferred Stock cannot be determined in the manner provided above or if the Preferred Stock is not publicly held or listed or traded in a manner described in clause (i) of this Section 11(d), the “current per share market price” of the Preferred Stock shall be conclusively deemed to be an amount equal to 1,000 (as such number may be appropriately adjusted for such events as stock splits, reverse stock splits, stock dividends or any similar transaction with respect to the Common Stock occurring after the date of this Agreement) multiplied by the current per share market price of the Common Stock. If neither the Common Stock nor the Preferred Stock is publicly held or so listed or traded, the “current per share market price” of the Preferred Stock shall mean the fair value per share as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights. For all purposes of this Agreement, the “current per share market price” of one one-thousandth of a share of Preferred Stock shall be equal to the “current per share market price” of one share of Preferred Stock divided by 1,000.

(e) Anything herein to the contrary notwithstanding, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the Purchase Price; provided, however, that any adjustments that by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest ten-thousandth of a share of Common Stock or other share or one-millionth of a share of Preferred Stock, as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three years from the date of the transaction that requires such adjustment or (ii) the Expiration Date.

(f) If, as a result of an adjustment made pursuant to Sections 11(a)(ii) or 13(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock other than Preferred Stock, thereafter the number of such other shares so receivable upon exercise of any Right and the Purchase Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Stock contained in Sections 11(a), (b), (c), (d), (e), (g), (h), (i), (j), (k), (l) and (m) hereof, and the provisions of Sections 7, 9, 10, 13 and 14 hereof with respect to the Preferred Stock shall apply on like terms to any such other shares.

(g) All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-thousandths of a share of Preferred Stock (or other securities or amount of cash or combination thereof) that may be acquired from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(h) Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and (c) hereof, each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-thousandths of a share of Preferred Stock (calculated to the nearest one-millionth of a share) obtained by (i) multiplying (x) the number of one one-thousandths of a share covered by a Right immediately prior to this adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

(i) The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in lieu of any adjustment in the number of one one-thousandths of a share of Preferred Stock that may be acquired upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one ten-thousandth of a Right) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Rights Certificates have been issued, shall be at least ten (10) days later than the date of such public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.

(j) Irrespective of any adjustment or change in the Purchase Price or the number of one one-thousandths of a share of Preferred Stock issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Purchase Price per one one-thousandth of a share and the number of one one-thousandths of a share which were expressed in the initial Rights Certificates issued hereunder.

(k) Before taking any action that would cause an adjustment reducing the Purchase Price below the then-par value, if any, of the number of one one-thousandths of a share of Preferred Stock issuable upon exercise of the Rights, the Company shall take any corporate action that may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue, such fully paid and non-assessable, number of one one-thousandths of a share of Preferred Stock at such adjusted Purchase Price.

(l) In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date of that number of one one-thousandths of a share of Preferred Stock and shares of other capital stock or securities of the Company, if any, issuable upon such exercise over and above the number of one one-thousandths of a share of Preferred Stock and shares of other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares (fractional or otherwise) or securities upon the occurrence of the event requiring such adjustment.

(m) Anything in this Section 11 to the contrary notwithstanding, prior to the Distribution Date, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that the Board shall determine that any (i) consolidation or subdivision of the Preferred Stock, (ii) issuance wholly for cash of any shares of Preferred Stock at less than the current market price, (iii) issuance wholly for cash of shares of Preferred Stock or securities that by their terms are convertible into or exchangeable for shares of Preferred Stock, (iv) stock dividends or (v) issuance of rights, options or warrants referred to in this Section 11, hereafter made by the Company to holders of its Preferred Stock shall not be taxable to such holders or shall reduce the taxes payable by such holders.

(n) The Company shall not, at any time after the Distribution Date, (i) consolidate with any other Person (other than a direct or indirect, wholly-owned Subsidiary of the Company in a transaction that complies with Section 11(o) hereof), (ii) merge with or into any other Person (other than a direct or indirect, wholly-owned Subsidiary of the Company in a transaction that complies with Section 11(o) hereof) or (iii) sell or transfer (or permit any Subsidiary to sell or transfer), in one transaction, or a series of transactions, assets or earning power aggregating more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its direct or indirect, wholly-owned Subsidiaries in one or more transactions, each of which complies with Section 11(o) hereof), if (x) at the time of or immediately after such consolidation, merger or sale there are any rights, warrants or other instruments or securities outstanding or agreements in effect that would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights or (y) prior to, simultaneously with or immediately after such consolidation, merger or sale, the stockholders or other Persons holding an equity interest in such Person that constitutes, or would constitute, the “Principal Party” for purposes of Section 13(a) hereof shall have received a distribution of, or otherwise have transferred to them, the Rights previously owned by such Person or any of its Affiliates and Associates; provided, however, this Section 11(n) shall not affect the ability of any Subsidiary of the Company to consolidate with, merge with or into, or sell or transfer assets or earning power to, any other Subsidiary of the Company.

(o) After the Distribution Date and so long as any Rights shall then be outstanding (other than Rights that have become null and void pursuant to Section 7(e) hereof), the Company shall not, except as permitted by Sections 23, 24, and 27 hereof, take (or permit any Subsidiary of the Company to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

(p) Anything in this Agreement to the contrary notwithstanding, in the event that the Company, at any time after the Rights Dividend Declaration Date and prior to the Distribution Date, shall (i) declare a dividend on the outstanding shares of Common Stock payable in shares of Common Stock, (ii) subdivide any outstanding shares of Common Stock, (iii) combine any of the outstanding shares of Common Stock into a smaller number of shares or (iv) issue any shares of its capital stock in a reclassification of the

Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) the number of Rights associated with each share of Common Stock then outstanding, or issued or delivered thereafter but prior to the Distribution Date, shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event shall equal the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately prior to such event by a fraction the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock outstanding immediately following the occurrence of such event. The adjustments provided for in this Section 11(p) shall be made successively whenever such a dividend is declared or paid or such a subdivision, combination, or reclassification is effected. If an event occurs that would require an adjustment under Section 11(a)(ii) and this Section 11(p), the adjustments provided for in this Section 11(p) shall be in addition and prior to any adjustment required pursuant to Section 11(a)(ii).

Section 12.  Certificate of Adjusted Purchase Price or Number of Shares.

Whenever an adjustment is made as provided in Section 11 or Section 13 hereof, the Company shall (a) promptly prepare a certificate setting forth such adjustment, and a brief statement of the facts and computations accounting for such adjustment, (b) promptly file with the Rights Agent, and with each transfer agent for the Preferred Stock and the Common Stock, a copy of such certificate and (c) mail a brief summary thereof to each holder of a Rights Certificate (or, if prior to the Distribution Date, each registered holder of shares of Common Stock) in accordance with Section 26 hereof. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment or statement therein contained and shall not be deemed to have knowledge of any adjustment or any such event unless and until it shall have received such a certificate.

Section 13.  Consolidation, Merger or Sale or Transfer of Assets or Earning Power.

(a) Subject to Section 23 hereof, at any time after a Person has become an Acquiring Person, in the event that, directly or indirectly,

(x) the Company shall consolidate with, or merge with and into, any other Person (other than a direct or indirect, wholly-owned Subsidiary of the Company in a transaction that complies with Section 11(o) hereof), and the Company shall not be the continuing or surviving entity of such consolidation or merger,

(y) any Person (other than a direct or indirect, wholly-owned Subsidiary of the Company in a transaction that complies with Section 11(o) hereof) shall consolidate with, or merge with or into, the Company, and the Company shall be the continuing or surviving entity of such consolidation or merger and, in connection with such consolidation or merger, all or part of the outstanding shares of Common Stock shall be converted into or exchanged for stock or other securities of any other Person (or the Company) or cash or any other property, or

(z) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer) to any Person or Persons (other than the Company or any of its direct or indirect, wholly-owned Subsidiaries in one or more transactions, each of which complies with Section 11(o)

hereof), in one or more transactions, assets or earning power aggregating 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole),

(any such event described in (x), (y), or (z) being herein referred to as a “Section 13 Event”), then, and in each such case, proper provision shall be made so that:

(i) each holder of a Right, except as provided in Section 7(e) hereof, shall, upon the expiration of the Redemption Period (as defined in Section 23(a) hereof), thereafter have the right to receive, upon the exercise of the Right at the then current Purchase Price in accordance with the terms of this Agreement, and in lieu of a number of one one-thousandth shares of Preferred Stock, such number of validly authorized and issued, fully paid, non-assessable and freely tradable shares of Common Stock of the Principal Party (as hereinafter defined), which shares shall not be subject to any liens, encumbrances, rights of first refusal, transfer restrictions or other adverse claims, as shall be equal to the result obtained by

(1) multiplying such then current Purchase Price by the number of one one-thousandths of a share of Preferred Stock for which such Right is exercisable immediately prior to the first occurrence of a Section 13 Event (or, if a Section 11(a)(ii) Event has occurred prior to the first occurrence of a Section 13 Event, multiplying the number of one one-thousandths of a share of Preferred Stock for which a Right would be exercisable hereunder but for the first occurrence of such Section 11(a)(ii) Event by the Purchase Price that would be in effect hereunder but for such first occurrence), and

(2) dividing that product (which, following the first occurrence of a Section 13 Event, shall be the “Purchase Price” for each Right and for all purposes of this Agreement) by 50% of the then current per share market price (as determined pursuant to Section 11(d) hereof) of the shares of Common Stock of such Principal Party on the date of consummation of such Section 13 Event (or the fair market value on such date of other securities or property of the Principal Party, as provided for herein);

(ii) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such Section 13 Event, all the obligations and duties of the Company pursuant to this Agreement;

(iii) the term “Company” shall thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of Section 11 hereof shall apply only to such Principal Party following the first occurrence of a Section 13 Event;

(iv) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of shares of its Common Stock) in connection with the consummation of any such transaction as may be necessary to ensure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be possible, to its shares of Common Stock thereafter deliverable upon the exercise of the Rights; and

(v) the provisions of Section 11(a)(ii) hereof shall be of no further effect following the first occurrence of any Section 13 Event, and the Rights that have not theretofore been exercised shall thereafter become exercisable in the manner described in this Section 13.

(b) “Principal Party” shall mean

(i) in the case of any transaction described in clause (x) or (y) of the first sentence of Section 13(a) hereof, (A) the Person (including the Company as successor thereto or as the surviving entity) that is the issuer of any securities or other equity interests into which shares of Common Stock of the Company are converted in such merger or consolidation, or, if there is more than one such issuer, the issuer of Common Stock that has the highest aggregate current market price (as determined pursuant to Section 11(d) hereof) and (B) if no securities or other equity interests are so issued, the Person (including the Company as successor thereto or as the surviving entity) that is the other constituent party to such merger or consolidation, or, if there is more than one such Person, the Person that is a constituent party to such merger or consolidation, the Common Stock of which has the highest aggregate current market price (as determined pursuant to Section 11(d) hereof); and

(ii) in the case of any transaction described in clause (z) of the first sentence of Section 13(a) hereof, the Person that is the party receiving the largest portion of the assets or earning power transferred pursuant to such transaction or transactions, or, if each Person that is a party to such transaction or transactions receives the same portion of the assets or earning power transferred pursuant to such transaction or transactions or if the Person receiving the largest portion of the assets or earning power cannot be determined, whichever Person that has received assets or earning power pursuant to such transaction or transactions, the Common Stock of which has the highest aggregate current market price (as determined pursuant to Section 11(d) hereof);

provided, however, that in any such case: (1) if the Common Stock of such Person is not at such time and has not been continuously over the preceding twelve (12) month period registered under Section 12 of the Exchange Act, and such Person is a direct or indirect Subsidiary of another Person the Common Stock of which is and has been so registered, “Principal Party” shall refer to such other Person; (2) if the Common Stock of such Person is not and has not been so registered and such Person is a Subsidiary, directly or indirectly, of more than one Person, the Common Stocks of two or more of which are and have been so registered, “Principal Party” shall refer to whichever of such Persons is the issuer of the Common Stock having the highest aggregate market value; and (3) if the Common Stock of such Person is not and has not been so registered and such Person is owned, directly or indirectly, by a joint venture formed by two or more Persons that are not owned, directly or indirectly, by the same Person, the rules set forth in (1) and (2) above shall apply to each of the chains of ownership having an interest in such joint venture as if such party were a Subsidiary of both or all of such joint venturers, and the Principal Parties in each such chain shall bear the obligations set forth in this Section 13 in the same ratio as their direct or indirect interests in such Person bear to the total of such interests.

(c) The Company shall not consummate any Section 13 Event unless the Principal Party shall have a sufficient number of authorized shares of its Common Stock that have not been issued (or reserved for issuance) or that are held in its treasury to permit the exercise in full of the Rights in accordance with this Section 13 and unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in paragraphs

(a) and (b) of this Section 13 and further providing that, as soon as practicable after the date of any such Section 13 Event, the Principal Party, at its own expense, shall:

(i) (A) prepare and file on an appropriate form a registration statement under the Securities Act, with respect to the Rights and the securities that may be acquired upon exercise of the Rights on an appropriate form, (B) use its best efforts to cause such registration statement to become effective as soon as practicable after such filing and remain effective (and to include a prospectus at all times complying with the requirements of the Securities Act) until the Expiration Date, and (C) take such action as may be required to ensure that any acquisition of such securities that may be acquired upon exercise of the Rights complies with any applicable state security or “Blue Sky” laws as soon as practicable following the execution of such agreement;

(ii) deliver to holders of the Rights historical financial statements for the Principal Party and each of its Affiliates that comply in all respects with the requirements for registration on Form 10 (or any successor form) under the Exchange Act;

(iii) use its best efforts to obtain any and all necessary regulatory approvals as may be required with respect to the securities that may be acquired upon exercise of the Rights; and

(iv) use its best efforts, if such Common Stock of the Principal Party shall be listed or admitted to trading on the New York Stock Exchange, NASDAQ or on another national securities exchange, to list or admit to trading (or continue the listing of) the Rights and the securities that may be acquired upon exercise of the Rights on the New York Stock Exchange, NASDAQ or on such securities exchange, or if the securities of the Principal Party that may be acquired upon exercise of the Rights shall not be listed or admitted to trading on the New York Stock Exchange, NASDAQ or a national securities exchange, to cause the Rights and the securities that may be acquired upon exercise of the Rights to be authorized for quotation on any other system then in use.

(d) In case the Principal Party that is to be a party to a transaction referred to in this Section 13 has at the time of such transaction, or immediately following such transaction shall have, a provision in any of its authorized securities or in its certificate or articles of incorporation or by-laws or other instrument governing its affairs, or any other agreements or arrangements, which provision would have the effect of (i) causing such Principal Party to issue, in connection with, or as a consequence of, the consummation of a transaction referred to in this Section 13, shares of Common Stock of such Principal Party at less than the then current per share market price (as determined pursuant to Section 11(d) hereof) or securities exercisable for, or convertible into, Common Stock of such Principal Party at less than such then current per share market price (other than to holders of Rights pursuant to this Section 13), (ii) providing for any special payment, tax or similar provisions in connection with the issuance of the Common Stock of such Principal Party pursuant to the provisions of this Section 13 or (iii) otherwise eliminating or substantially diminishing the benefits intended to be afforded by the Rights in connection with, or as a consequence of, the consummation of a transaction referred to in this Section 13, then, in such event, the Company shall not consummate any such transaction unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing that the provision in question of such Principal Party shall have been cancelled, waived or amended, or that the authorized securities shall be redeemed, so that the applicable provision will have no effect in connection with, or as a consequence of, the consummation of such transaction.

(e) The provisions of this Section 13 shall similarly apply to successive mergers or consolidations or sales or other transfers. In the event that a Section 13 Event shall occur at any time after the occurrence of a Section 11(a)(ii) Event, the Rights that have not theretofore been exercised shall thereafter become exercisable in the manner described in Section 13(a) hereof.

Section 14.  Fractional Rights; Fractional Shares; Waiver.

(a) The Company shall not be required to issue fractions of Rights except prior to the Distribution Date as provided in Section 11(p) hereof, or to distribute Rights Certificates that evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the Persons to which such fractional Rights would otherwise be issuable, an amount in cash equal to such fraction of the market value of a whole Right. For purposes of this Section 14(a), the market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date that such fractional Rights would have been otherwise issuable. The closing price of the Rights for any day shall be the last sale price, or, in case no such sale takes place on such day, the average of the high bid and low asked prices, in either case as reported by the New York Stock Exchange or, if the Rights are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading, or such other system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board. If on any such date no such market maker is making a market in the Rights, the fair value of the Rights on such date as determined in good faith by the Board shall be used. In the event the Rights are listed or admitted to trading on a national securities exchange, the closing price for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the high bid and low asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to the national securities exchange on which the Rights are listed or admitted to trading.

(b) The Company shall not be required to issue fractions of shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock) upon exercise of the Rights or to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock). In lieu of fractional shares of Preferred Stock that are not integral multiples of one one-thousandth of a share of Preferred Stock, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one one-thousandth of a share of Preferred Stock. For purposes of this Section 14(b), the current market value of one one-thousandth of a share of Preferred Stock shall be one one-thousandth of the closing price of a share of Preferred Stock (as determined pursuant to Section 11(d)(ii) hereof) for the Trading Day immediately prior to the date of such exercise.

(c) Following the occurrence of one of the events specified in Section 11 hereof giving rise to the right to receive Common Stock, common stock equivalents or other securities upon the exercise of a Right, the

Company shall not be required to issue fractions of shares of Common Stock, common stock equivalents or other securities upon exercise of the Rights or to distribute certificates which evidence fractional shares of Common Stock, common stock equivalents or other securities. In lieu of fractional shares of Common Stock, common stock equivalents or other securities, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one share of Common Stock, common stock equivalents or other securities. For purposes of this Section 14(c), the current market value of one share of Common Stock shall be the closing price of one share of Common Stock (as determined pursuant to Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of such exercise.

(d) The holder of a Right, by the acceptance of the Right, expressly waives such holder’s right to receive any fractional Rights or any fractional shares upon exercise of a Right, except as permitted by this Section 14.

Section 15.  Rights of Action.

All rights of action in respect of this Agreement, other than the rights of action vested in the Rights Agent pursuant to Sections 18 and 19 hereof, are vested in the respective registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of shares of the Common Stock); and any registered holder of a Rights Certificate (or, prior to the Distribution Date, any registered holder of shares of the Common Stock), without the consent of the Rights Agent or of the holder of any other Rights Certificate (or, prior to the Distribution Date, any registered holder of shares of the Common Stock), may, in such holder’s own behalf and for such holder’s own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company or any other Person to enforce, or otherwise act in respect of, such holder’s right to exercise the Rights evidenced by such Rights Certificate in the manner provided in such Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and shall be entitled to specific performance of the obligations hereunder, and injunctive relief against actual or threatened violations of the obligations hereunder of any Person subject to this Agreement.

Section 16.  Agreement of Rights Holders.

Every holder of a Right, by accepting such Right, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(a) prior to the Distribution Date, the Rights will be evidenced by the balances indicated in the Book Entry account system of the transfer agent for the Common Stock registered in the names of the holders of Common Stock (which Common Stock shall also be deemed to represent certificates for Rights) or, in the case of certificated shares, the certificates for the Common Stock registered in the names of the holders of the Common Stock (which certificates for shares of Common Stock shall also constitute certificates for Rights) and each Right shall be transferable only in connection with the transfer of the Common Stock;

(b) after the Distribution Date, the Rights Certificates shall be transferable only on the registry books of the Rights Agent if surrendered at the office of the Rights Agent designated for such purposes, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates duly completed and executed;

(c) subject to Section 6(a) and Section 7(f) hereof, the Company and the Rights Agent may deem and treat the Person in whose name a Rights Certificate (or, prior to the Distribution Date, the associated balance indicated in the Book Entry account system of the transfer agent for the Common Stock, or in the case of certificated shares, by the associated Common Stock certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificates or the associated balance indicated in the Book Entry account system of the transfer agent for the Common Stock, or in the case of certificated shares, by the associated Common Stock certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to the last sentence of Section 7(e) hereof, shall be affected by any notice to the contrary; and

(d) notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or any other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree, judgment or ruling (whether interlocutory or final) issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, the Company shall use its best efforts to have any such order, decree, judgment or ruling lifted or otherwise overturned as promptly as practicable.

Section 17.  Rights Certificate Holder Not Deemed a Stockholder.

No holder, as such, of any Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the shares of Preferred Stock or any other securities of the Company that may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or, except as provided in Section 25 hereof, to receive notice of meetings or other actions affecting stockholders, or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Rights Certificate shall have been exercised in accordance with the provisions hereof.

Section 18.  Duties of Rights Agent.

The Rights Agent undertakes only the duties and obligations imposed by this Agreement, upon the following terms and conditions, by all of which the Company and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

(a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the advice or opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to, and the Rights Agent shall incur no liability for or in respect of, any action taken, suffered or omitted by the Rights Agent in good faith and in accordance with such advice or opinion.

(b) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of an Acquiring Person and the determination of “current per share market price”) be proved or established by the Company prior to the Rights Agent taking, suffering or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof be specified herein) may be deemed to be conclusively proved and established by a certificate signed by any one of the Chief Executive Officer, President, Chief Financial Officer or any Senior Vice President of the Company and delivered to the Rights Agent, and such certificate shall be full authorization to the Rights Agent, and the Rights Agent shall incur no liability, for or in respect of any action taken, suffered or omitted in good faith by it under the provisions of this Agreement in reliance upon such certificate.

(c) The Rights Agent shall be liable hereunder to the Company or any other Person only for its own gross negligence, bad faith, or willful misconduct.

(d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Rights Certificates or be required to verify the same (except as to its countersignature thereof), but all such statements and recitals are and shall be deemed to have been made by the Company only.

(e) The Rights Agent shall not have any responsibility for the validity of this Agreement or the execution and delivery hereof (except the due execution and delivery hereof by the Rights Agent) or for the validity or execution of any Rights Certificate (except its countersignature thereon); nor shall it be responsible for any breach by the Company of any covenant or failure by the Company to satisfy conditions contained in this Agreement or in any Rights Certificate; nor shall it be responsible for any change in the exercisability of the Rights (including Rights becoming void pursuant to Section 7(e) hereof) or any adjustment in the terms of the Rights required under the provisions of Sections 11, 13, 23, or 24 hereof or for the manner, method, or amount of any such change or adjustment or the ascertaining of the existence of facts that would require any such change or adjustment (except with respect to the exercise of Rights evidenced by Rights Certificates after receipt by the Rights Agent of the certificate describing any such adjustment contemplated by Section 12); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of the Common Stock, the Preferred Stock or any other securities to be issued pursuant to this Agreement or any Rights Certificate or as to whether any shares of Preferred Stock or any other securities will, when so issued, be validly authorized and issued, fully paid and non-assessable.

(f) The Company shall perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further acts, instruments and assurances as may reasonably be required by the Rights Agent for the performance by the Rights Agent of its duties under this Agreement.

(g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any one of the Chief Executive Officer, President, Chief Financial Officer or any Senior Vice President of the Company, and to apply to such officers for advice or instructions in connection with its duties, and such instructions shall be full authorization to the Rights Agent, and the Rights Agent shall not be liable for or in respect of any action taken, suffered, or omitted by it in good faith in accordance with instructions of any such officer.

(h) The Rights Agent and any stockholder, affiliate, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though the Rights Agent were not the Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent or any such stockholder, affiliate, director, officer or employee from acting in any other capacity for the Company or for any other Person.

(i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct; provided, however, that the Rights Agent exercised reasonable care in the selection and continued employment thereof.

(j) No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights hereunder if the Rights Agent shall have reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

(k) If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate attached to the form of assignment or form of election to purchase, as the case may be, has not been properly completed, has not been signed or indicates an affirmative response to clause 1 and/or 2 thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

Section 19.  Concerning the Rights Agent.

(a) The Company agrees to pay to the Rights Agent such compensation as shall be agreed in writing between the Company and the Rights Agent for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and expenses and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent, its officers, employees, agents and directors for, and to hold each of them harmless against, any loss, liability or expense, incurred without negligence, bad faith or willful misconduct on the part of the Rights Agent, for any action taken, suffered or omitted by the Rights Agent or such other indemnified party in connection with the acceptance and administration of this Agreement and the exercise of its duties hereunder, including, but not limited to, the costs and expenses of defending against any claim (whether asserted by the Company, a holder of Rights, or any other Person) of liability hereunder. The indemnity provided for hereunder shall survive the expiration of the Rights and the termination of this Agreement.

(b) The Rights Agent shall be authorized and protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement or the exercise of its duties hereunder in reliance upon any Rights Certificate or certificate for shares of Preferred Stock or any balance indicated in the Book Entry account system of the transfer agent or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement or other paper or document believed by it to be genuine and to be signed and executed by the proper person or persons.

Section 20.  Merger or Consolidation or Change of Name of Rights Agent.

(a) Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any Person succeeding to the corporate trust or stockholder services businesses of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any document or any further act on the part of any of the parties hereto; provided, however, that such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Rights Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of a predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

(b) In case at any time the name of the Rights Agent shall be changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

Section 21.  Change of Rights Agent.

The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon thirty (30) days’ prior notice in writing mailed to the Company, and, in the event that the Rights Agent or one of its Affiliates is not also the transfer agent for the Company, to each transfer agent of the Preferred Stock and the Common Stock, by registered or certified mail, in which case the Company shall give or cause to be given written notice to the registered holders of the Rights Certificates by first-class mail. In the event the transfer agency relationship in effect between the Company and the Rights Agent terminates, the Rights Agent will be deemed to have resigned automatically and be discharged from its duties under this Agreement as of the effective date of such termination, and the Company shall be responsible for sending any required notice. The Company may remove the Rights Agent or any successor Rights Agent upon thirty (30) days’ prior notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock and the Preferred Stock by registered or certified mail, and to the registered holders of the Rights Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Rights Certificate (who shall, with such notice, submit his Rights Certificate for inspection by the Company), then any registered holder of any Rights Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (a) a Person organized and doing business under the laws of the United States or any state of the United States, in good standing, is authorized under such laws to exercise corporate trust, stock transfer, or stockholder services powers, is subject to supervision or examination by federal or state authorities, and has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50,000,000 or (b) an Affiliate of a Person described in clause (a) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock and the Preferred Stock, and mail a notice thereof in writing to the registered holders of the Rights Certificates by first-class mail. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent.

Section 22.  Issuance of New Rights Certificates.

Notwithstanding any of the provisions of this Agreement or the Rights Certificates to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by the Board to reflect any adjustment or change made in accordance with the provisions of this Agreement in the Purchase Price or the number or kind or class of shares or other securities or property that may be acquired under the Rights Certificates. In addition, in connection with the issuance or sale of shares of Common Stock following the Distribution Date (other than upon exercise of a Right) and prior to the redemption or the Expiration Date, the Company (a) shall, with respect to shares of Common Stock so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, or upon the exercise, conversion or exchange of securities hereinafter issued by the Company, and (b) may, in any other case, if deemed necessary or appropriate by the Board, issue Rights Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Rights Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Rights Certificate would be issued, and (ii) no such Rights Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

Section 23.  Redemption.

(a) The Board may, within its sole discretion, at any time during the period commencing on the Rights Dividend Declaration Date and ending on the earlier of (i) the Close of Business on the tenth Business Day following the Stock Acquisition Date (or, if the Stock Acquisition Date shall have occurred prior to the Record Date, the Close of Business on the tenth Business Day following the Record Date), or (ii) the Close of Business on the Final Expiration Date (the “Redemption Period”), cause the Company to redeem all, but not less than all, of the then outstanding Rights at a redemption price of $[0.01] per Right, as such amount may be appropriately adjusted to reflect any stock split, reverse stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price, as adjusted, being hereinafter referred to as the “Redemption Price”); provided, however, that, if the Board authorizes redemption of the Rights on or after the time a Person becomes an Acquiring Person, then such authorization shall require the concurrence of two-thirds of the authorized number of members of the Board. Notwithstanding anything contained in this Agreement to the contrary, the Rights shall not be exercisable after the first occurrence of a Section 11(a)(ii) Event or a Section 13 Event until such time as the Company’s right of redemption hereunder has expired. The redemption of the Rights by the Board pursuant to this paragraph (a) may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. The Company may, at its option, pay the Redemption Price in cash, shares of Common Stock (based on the current per share market price (as determined pursuant to Section 11(d) hereof) of the Common Stock at the time of redemption) or any other form of consideration deemed appropriate by the Board.

(b) Immediately upon the action of the Board ordering the redemption of the Rights, pursuant to paragraph (a) of this Section 23 (or such later time as the Board may establish for the effectiveness of such redemption), and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right held. The Company shall promptly give (i) written notice to the Rights Agent of any such redemption and (ii) public notice of any such redemption; provided, however, that the failure to give, or any defect in, any such notice shall not affect the validity of such redemption. Within ten (10) days after such action of the Board ordering the redemption of the Rights, the Company shall mail a notice of redemption to all the holders of the then outstanding Rights at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock. Any notice that is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made. Neither the Company nor any of its Affiliates or Associates may redeem, acquire, or purchase for value any Rights at any time in any manner other than that specifically set forth in this Section 23 or in Section 24 hereof, or other than in connection with the purchase of shares of Common Stock or the conversion or redemption of shares of Common Stock in accordance with the applicable provisions of the Certificate of Incorporation prior to the Distribution Date.

Section 24.  Exchange.

(a) The Board may, at its option, at any time after any Person becomes an Acquiring Person, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become null and void pursuant to the provisions of Section 7(e) hereof) for shares of Common Stock at an exchange ratio of one share of Common Stock per each outstanding Right, as appropriately adjusted to reflect any stock split, reverse stock split, stock dividend or similar transaction occurring after the date hereof (such exchange ratio being hereinafter referred to as the “Exchange Ratio”). Notwithstanding the foregoing, the Board shall not be empowered to effect such exchange at any time after any Acquiring Person, together with all Affiliates and Associates of such Acquiring Person, becomes the Beneficial Owner of 50% or more of the shares of Common Stock then outstanding. The exchange of the Rights by the Board may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. From and after the occurrence of an event specified in Section 13(a) hereof, any Rights that theretofore have not been exchanged pursuant to this Section 24(a) shall thereafter be exercisable only in accordance with Section 13 and may not be exchanged pursuant to this Section 24(a).

(b) Immediately upon the action of the Board ordering the exchange of any Rights pursuant to paragraph (a) of this Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of shares of Common Stock equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give (i) written notice to the Rights Agent of any such exchange and (ii) public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice that is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the shares of Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights that will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights that have become null and void pursuant to the provisions of Section 7(e) hereof) held by each holder of Rights.

(c) If there are not sufficient shares of Common Stock issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with this Section 24, the Company shall take all such action as may be necessary to authorize additional shares of Common Stock for issuance upon exchange of the Rights. If the Company, after good faith effort, is unable to take all such action as may be necessary to authorize such additional shares of Common Stock, the Company shall substitute common stock equivalents (as defined in Section 11(a)(iii) hereof) for shares of Common Stock for Common Stock exchangeable for Rights, at the initial rate of one common stock equivalent for each share of Common Stock, as appropriately adjusted to reflect stock splits, reverse stock splits, reverse stock split, stock dividends, and other similar transactions after the date hereof.

(d) Upon declaring an exchange pursuant to this Section 24, or as promptly as reasonably practicable thereafter, the Company may implement such procedures as it deems appropriate, in its sole discretion, for the purpose of ensuring that the Common Stock (or such other consideration) issuable upon an exchange pursuant to this Section 24 is not received by holders of Rights that have become null and void pursuant to Section 7(e). Before effecting an exchange pursuant to this Section 24, the Board may direct the Company to enter into a Trust Agreement in such form and with such terms as the Board shall then approve (the “Trust Agreement”). If the Board so directs, the Company shall enter into the Trust Agreement and the Company shall issue to the trust created by the Trust Agreement (the “Trust”) all or a portion (as designated by the Board) of the shares of Common Stock and other securities, if any, distributable pursuant to the Exchange, and all stockholders entitled to distribution of such shares or other securities (and any dividends or distributions made thereon after the date on which such shares or other securities are deposited in the Trust) shall be entitled to receive a distribution of such shares or other securities (and any dividends or distributions made thereon after the date on which such shares or other securities are deposited in the Trust) only from the Trust and solely upon compliance with all relevant terms and provisions of the Trust Agreement. Prior to effecting an exchange and registering shares of Common Stock (or other such securities) in any Person’s name, including any nominee or transferee of a Person, the Company may require (or cause the trustee of the Trust to require), as a condition thereof, that any holder of Rights provide evidence, including, without limitation, the identity of the Beneficial Owners thereof and their Affiliates and Associates (or former Beneficial Owners thereof and their Affiliates and Associates) as the Company shall reasonably request in order to determine if such Rights are null and void. If any Person shall fail to comply with such request, the Company shall be entitled conclusively to deem the Rights formerly held by such Person to be null and void pursuant to Section 7(e) and not transferable or exerciseable or exchangeable in connection herewith. Any shares of Common Stock or other securities issued at the direction of the Board in connection herewith shall be validly issued, fully paid, and nonassessable shares of Common Stock or of such other securities (as the case may be), and the Company shall be deemed to have received as consideration for such issuance a benefit having a value that is at least equal to the aggregate par value of the shares so issued.

Section 25.  Notice of Certain Events.

(a) In case the Company shall propose, at any time after the Distribution Date, (i) to pay any dividend payable in stock of any class or series to the holders of Preferred Stock or to make any other distribution to the holders of Preferred Stock (other than a regular quarterly cash dividend out of earnings or retained earnings of the Company); (ii) to offer to the holders of Preferred Stock rights or warrants to subscribe for or to purchase any additional shares of Preferred Stock or shares of stock of any class or any other securities, rights or options; (iii) to effect any reclassification of Preferred Stock (other than a reclassification involving only the subdivision of outstanding shares of Preferred Stock); (iv) to effect any consolidation or merger into or with any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof), or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with Section 11(o) hereof); or (v) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to each registered holder of a Rights Certificate, to the extent feasible, and to the Rights Agent in accordance with Section 26 hereof, a written notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution or winding up is to take place and the date of participation therein by the holders of the shares of Preferred Stock if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least ten (10) days prior to the record date for determining holders of the shares of Preferred Stock for purposes of such action and, in the case of any such other action, at least ten (10) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the shares of Preferred Stock, whichever shall be the earlier; provided, however, that no such action shall be taken pursuant to this Section 25(a) that will or would conflict with any provision of the Certificate of Incorporation; provided further, that no such notice shall be required pursuant to this Section 25 if any Subsidiary of the Company effects a consolidation or merger with or into, or effects a sale or other transfer of assets or earning power to, any other Subsidiary of the Company.

(b) In case any Section 11(a)(ii) Event shall occur, then, in any such case, (i) the Company shall, as soon as practicable thereafter, give to each registered holder of a Rights Certificate, to the extent feasible, and to the Rights Agent in accordance with Section 26 hereof, a written notice of the occurrence of such event, which notice shall describe such event and the consequences of such event to holders of Rights under Section 11(a)(ii) hereof, and (ii) all references in paragraph (a) of this Section 25 to Preferred Stock shall be deemed thereafter to refer to Common Stock and/or, if appropriate, to any other securities that may be acquired upon exercise of a Right.

(c) In case any Section 13 Event shall occur, then the Company shall, as soon as practicable thereafter, give to each registered holder of a Rights Certificate, to the extent feasible, and to the Rights Agent in accordance with Section 26 hereof, a written notice of the occurrence of such event, which notice shall describe such event and the consequences of such event to holders of Rights under Section 13(a) hereof.

Section 26.  Notices.

All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing and shall be sufficiently given or made if sent by overnight delivery service or first class mail, postage prepaid, addressed (until another address is filed in writing with the other party), if to the Company, at its address at:

Breeze-Eastern Corporation
35 Melanie Lane
Whippany, New Jersey 07981
Attention: Chief Executive Officer

With a copy to:

Fox Rothschild LLP
997 Lenox Drive, Building 3
Lawrenceville, NJ 08543

And if to the Rights Agent, at its address at:

Computershare Trust Company, N.A.
250 Royall Street
Canton, Massachusetts 02021
Attention: Client Services

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Rights Certificate (or, if prior to the Distribution Date, the registered holder of any shares of Common Stock) shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company or the Rights Agent, as the case may be.

Section 27.  Supplements and Amendments.

Except as otherwise provided in this Section 27, the Company, by action of the Board, may from time to time and in its sole and absolute discretion, and the Rights Agent shall if the Company so directs, supplement or amend this Agreement in any respect without the approval of any holders of Rights, including, without limitation, in order to (a) cure any ambiguity, (b) correct or supplement any provision contained herein that may be defective or inconsistent with any other provisions herein, (c) shorten or lengthen any time period hereunder, (d) otherwise change, amend, or supplement any provisions hereunder in any manner that the Company may deem necessary or desirable; provided, however, that from and after such time as any Person becomes an Acquiring Person, this Agreement shall not be supplemented or amended in any manner that would adversely affect the interests of the holders of Rights (other than Rights that have become null and void pursuant to Section 7(e) hereof) as such or cause this Agreement to become amendable other than in accordance with this Section 27. Without limiting the foregoing, the Company, by action of the Board, may at any time before any Person becomes an Acquiring Person amend this Agreement to make the provisions of this Agreement inapplicable to a particular transaction by which a Person might otherwise become an Acquiring Person or to otherwise alter the terms and conditions of this Agreement as they may apply with respect to any such transaction. Upon the delivery of a certificate from an appropriate officer of the Company that states that the proposed supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent shall execute such supplement or amendment.

Notwithstanding anything contained in this Agreement to the contrary, the Rights Agent may, but shall not be obligated to, enter into any supplement or amendment that affects the Rights Agent’s own rights, duties, obligations or immunities under this Agreement.

Prior to the Distribution Date, the interests of the holders of Rights shall be deemed coincident with the interests of the holders of Common Stock.

Section 28.  Successors.

All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 29.  Determinations and Actions by the Board.

Except as otherwise specifically provided herein, the Board shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board or to the Company hereunder, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power (a) to interpret the provisions of this Agreement, and (b) to make all determinations deemed necessary or advisable for the administration of this Agreement (including, without limitation, a determination to redeem or not redeem the Rights in accordance with Section 23, to exchange or not exchange the rights in accordance with Section 24, to amend or not amend this Agreement in accordance with Section 27). All such actions, calculations, interpretations, and determinations (including, for purposes of clause (ii) below, all omissions with respect to the foregoing) that are done or made by the Board shall (i) be final, conclusive, and binding on the Company, the Rights Agent, the holders of the Rights, and all other parties, and (ii) not subject the Board or any member thereof to any liability to the holders of the Rights.

Section 30.  Benefits of this Agreement.

Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of shares of the Common Stock of the Company) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of shares of Common Stock of the Company).

Section 31.  Severability.

If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board determines in its good faith judgment that severing the invalid language from this Agreement would materially and adversely affect the purpose or effect of this Agreement, the right of redemption set forth in Section 23 hereof shall be reinstated and shall not expire until the Close of Business on the tenth Business Day following the date of such determination by the Board.

Section 32.  Governing Law.

This Agreement, each Right, and each Rights Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

Section 33.  Counterparts.

This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same instrument. A signature to this Agreement transmitted electronically shall have the same authority, effect, and enforceability as an original signature.

Section 34.  Descriptive Headings.

The headings contained in this Agreement are for descriptive purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 35.  Force Majeure.

Notwithstanding anything to the contrary contained herein, the Rights Agent shall not be liable for any delays or failures in performance resulting from acts beyond its reasonable control including, without limitation, acts of God, Terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunction of computer facilities or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war, or civil unrest.

[Signature Page To Follow On Next Page]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, all as of the date first above written.

Breeze-Eastern Corporation

By:
Name:

Title:

COMPUTERSHARE TRUST COMPANY, N.A.
as Rights Agent

By:
Name:

Title:

Appendix B

CERTIFICATE OF AMENDMENT TO

CERTIFICATE OF INCORPORATION OF

BREEZE-EASTERN CORPORATION

Breeze-Eastern Corporation, a Delaware corporation (the “Corporation”), does hereby certify that:

FIRST:  This Certificate of Amendment (this “Certificate of Amendment”) amends the provisions of the Corporation’s Certificate of Incorporation (the “Certificate of Incorporation”).

SECOND:  The terms and provisions of this Certificate of Amendment have been duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware and shall become effective upon filing with the Delaware Secretary of State.

THIRD:  The first sentence of Article FOURTH of the Certificate of Incorporation is hereby deleted in its entirety and replaced with the following:

“FOURTH.  The total number of the shares of stock which the Corporation shall have authority to issue is 100,300,000, consisting of 100,000,000 shares of common stock, $.01 par value per share, and 300,000 shares of preferred stock, $1.00 par value per share (the “Preferred Stock”).”

IN WITNESS WHEREOF, this Certificate of Amendment to Certificate of Incorporation has been executed by a duly authorized officer of the Corporation this   day of          , 2011.

BREEZE-EASTERN CORPORATION

By:
D. Michael Harlan, Jr.
Chief Executive Officer

B-1

Appendix C

BREEZE-EASTERN CORPORATION

2012 INCENTIVE COMPENSATION PLAN

1. Purpose and Eligibility.  The purpose of this 2012 Incentive Compensation Plan (the “Plan”) of Breeze-Eastern Corporation, a Delaware corporation (the “Company”) is to provide Options (as hereinafter defined), Restricted Stock Awards (as hereinafter defined), Restricted Stock Units (as hereinafter defined) and other equity interests in the Company (each, an “Award”) to (a) employees, officers, directors, consultants and advisors of the Company and its Parents and Subsidiaries, and (b) any other Person who is determined by the Board to have made (or is expected to make) contributions to the Company. Any person to whom an Award has been granted under the Plan is called a “Participant.” Additional definitions are contained in Section 11.

2. Administration.

a. Administration by Board of Directors.  The Plan will be administered by the Board of Directors of the Company (the “Board”). The Board, in its sole discretion, shall have the authority to grant and amend Awards, to adopt, amend and repeal rules relating to the Plan and to interpret and correct the provisions of the Plan and any Award. The Board shall have authority, subject to the express limitations of the Plan, (i) to construe and determine the respective Award Agreements (as hereinafter defined), Awards and the Plan, (ii) to prescribe, amend and rescind rules and regulations relating to the Plan and any Awards, (iii) to determine the terms and provisions of the respective Award Agreements and Awards, which need not be identical, (iv) to initiate an Option Exchange Program as provided in Section 8(o) hereof, and (v) to make all other determinations in the judgment of the Board necessary or desirable for the administration and interpretation of the Plan. The Board may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award Agreement or Award in the manner and to the extent it shall deem expedient to carry the Plan, any Award Agreement or Award into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be final and binding on all interested persons. Neither the Company nor any member of the Board shall be liable for any action or determination relating to the Plan.

b. Appointment of Committee.  Notwithstanding any provision of this Plan to the contrary, to the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a “Committee”). If so delegated, all references in the Plan to the “Board” shall mean such Committee or the Board.

c. Delegation to Executive Officers.  Notwithstanding any provision of this Plan to the contrary, to the extent permitted by applicable law, the Board may delegate to one or more executive officers of the Company the power to grant Awards and exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the maximum number of Awards to be granted and the maximum number of shares issuable to any one Participant pursuant to Awards granted by such executive officers

d. Applicability of Rule 16b-3.  Notwithstanding any provision of this Plan to the contrary, if, or at such time as, the Common Stock is or becomes registered under Section 12 of the Exchange Act (as hereinafter defined), or any successor statute, the Plan shall be administered in a manner consistent with Rule 16b-3 promulgated thereunder, as it may be amended from time to time, or any successor rules (“Rule 16b-3”), such that all subsequent grants of Awards hereunder to Reporting Persons (as hereinafter defined) shall be exempt under such rule. The provisions of the Plan which make express reference to Rule 16b-3 or which are required in order for certain option transactions to qualify for exemption under Rule 16b-3 shall apply only to such persons as are required to file reports under Section 16(a) of the Exchange Act (a “Reporting Person”).

e. Applicability of Section 162(m).  Those provisions of the Plan which are required by or make express reference to Section 162(m) of the Code or any regulations thereunder, or any successor section of the Code or regulations thereunder (“Section 162(m)”) shall apply only upon the Company’s becoming a company that is subject to Section 162(m). Notwithstanding any provisions in this Plan to the contrary, whenever the Board is authorized to exercise its discretion in the administration or amendment of this Plan or any Award hereunder or otherwise, the Board may not exercise such discretion in a manner that would cause any outstanding Award that would otherwise qualify as performance-based compensation under Section 162(m) to fail to so qualify under Section 162(m).

3. Stock Available for Awards.

a. Number of Shares.  Subject to adjustment under Section 3(c) and the applicable provisions of Section 8, the aggregate number of shares of Common Stock of the Company, par value per share of $0.01 (the “Common Stock”) that may be issued pursuant to the Plan is as follows: (i) all Awards: 750,000 shares of Common Stock; (ii) Incentive Stock Options (as hereinafter defined): 30% of the number of shares of Common Stock set forth in clause (i); and (iii) all other Awards: 70% of the number of shares of Common Stock set forth in clause (i). If any Award expires, or is terminated, surrendered or forfeited, in whole or in part, the unissued Common Stock covered by such Award shall again be available for the grant of Awards of the same type under the Plan. If an Award granted under the Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject to such Award shall again be available for subsequent Awards under the Plan, and if shares of Common Stock issued pursuant to the Plan are repurchased by, or are surrendered or forfeited to, the Company at no more than the price paid for such shares, such shares of Common Stock shall again be available for the grant of Awards under the Plan. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

b. Per-Participant Limit.  Subject to adjustment under Section 3(c) and the applicable provisions of Section 8, no Participant may be granted Awards during any one Fiscal Year (as hereinafter defined)to purchase more than 150,000 shares of Common Stock.

c. Adjustment to Common Stock.  Subject to the applicable provisions of Section 8, in the event of any stock split, reverse stock split, stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off, split-up, or other similar change in capitalization or similar event, (i) the number and class of shares available for issuance under Section 3(a) hereof, (ii) the number and class of securities, vesting schedule and exercise price per share subject to each outstanding Option, (iii) the repurchase price per security subject to repurchase, and (iv) the terms of each other outstanding Award shall be adjusted by the Company (or substituted Awards may be made, if applicable) to the extent the Board shall determine, in good faith, that such an adjustment (or substitution) is necessary to prevent the dilution of a Participant’s Award. Any such adjustment to outstanding Awards will be effected in a manner that precludes the enlargement of rights and benefits under such Awards, and, in the case of an Incentive Stock Option, in a manner that complies with the requirements of Treasury Regulation Section 1.424-1(a) and (e), if and as applicable.

4. Stock Options.

a. General.  The Board may grant options to purchase Common Stock (each, an “Option”) and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option and the shares of Common Stock issued upon the exercise of each Option, including, but not limited to, vesting provisions, repurchase provisions and restrictions relating to applicable federal or state securities laws. Each Option will be evidenced by a Stock Option Agreement, consisting of a Notice of Stock Option Award and a Stock Option Award Agreement, in substantially the form as Exhibit A attached hereto (collectively, a “Stock Option Agreement”).

b. Incentive Stock Options.  An Option that the Board intends to be an incentive stock option (an “Incentive Stock Option”) as defined in Section 422 of the Code, as amended, or any successor statute (“Section 422”), shall be granted only to an employee of the Company or any Parent or Subsidiary thereof and shall be subject to and shall be construed consistently with the requirements of Section 422 and regulations thereunder. The Board and the Company shall have no liability if an Option or any part thereof that is intended to be an Incentive Stock Option does not qualify as such. An Option or any part thereof that does not qualify as an Incentive Stock Option is referred to herein as a “Nonstatutory Stock Option” or “Nonqualified Stock Option.” For avoidance of doubt, all employees of the Company or any Parent or Subsidiary thereof shall be eligible to receive Awards of Incentive Stock Options.

c. Dollar Limitation.  For so long as the Code shall so provide, Options granted to any employee under the Plan (and any other incentive stock option plans of the Company) which are intended to qualify as Incentive Stock Options shall not qualify as Incentive Stock Options to the extent that such Options, in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate Fair Market Value (as hereinafter defined) (determined as of the respective date or dates of grant) of more than $100,000. The amount of Incentive Stock Options which exceed such $100,000 limitation shall be deemed to be Nonqualified Stock Options. For the purpose of this limitation, unless otherwise required by the Code or regulations of the Internal Revenue Service or determined by the Board, Options shall be taken into account in the order granted, and the Board may designate that portion of any Incentive Stock Option that shall be treated as Nonqualified Option in the event that the provisions of this paragraph apply to a portion of any Option. The designation described in the preceding sentence may be made at such time as the Committee considers appropriate, including after the issuance of the Option or at the time of its exercise.

d. Exercise Price.  The Board shall establish the exercise price (or determine the method by which the exercise price shall be determined) at the time each Option is granted and specify the exercise price in the applicable Stock Option Agreement; provided, however, that in no event may the per share exercise price of an Option be less than the Fair Market Value of the underlying shares of Common Stock on the date such Option is granted; and provided further, however, that, except as provided in Section 3(c) hereof, in no event may the Board adjust the exercise price of an Option such that it ever is less than the Fair Market Value of the underlying shares of Common Stock on the date such Option is granted. In the case of an Incentive Stock Option granted to a Participant who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, then the exercise price shall be no less than 110% of the Fair Market Value of the Common Stock on the date of grant. In the case of a grant of an Incentive Stock Option to any other Participant, the exercise price shall be no less than 100% of the Fair Market Value of the Common Stock on the date of grant.

e. Duration of Options.  Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable Stock Option Agreement; provided, that the term of any Incentive Stock Option may not be more than ten (10) years from the date of grant. In the case of an Incentive Stock Option granted to a Participant who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be no longer than five (5) years from the date of grant.

f. Exercise of Option.  Options may be exercised only by delivery to the Company of a written notice of exercise signed by the proper person together with payment in full as specified in Section 4(g) and the Stock Option Agreement for the number of shares for which the Option is exercised.

g. Payment Upon Exercise.  Common Stock purchased upon the exercise of an Option shall be paid for by one or any combination of the following forms of payment as permitted by the Board in its sole and absolute discretion:

i. by check payable to the order of the Company;

ii. only if the Common Stock is then publicly traded, by delivery of an irrevocable and unconditional undertaking by a creditworthy broker, selected by the Participant, to deliver promptly to the Company sufficient funds to pay the exercise price, or delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price; or

iii. to the extent explicitly provided in the applicable Stock Option Agreement, by delivery of shares of Common Stock owned by the Participant valued at Fair Market Value; or

iv. payment of such other lawful consideration as the Board may determine.

Except as otherwise expressly set forth in a Stock Option Agreement, the Board shall have no obligation to accept consideration other than cash and in particular, unless the Board so expressly provides, in no event will the Company accept the delivery of shares of Common Stock that have not been owned by the Participant at least six months prior to the exercise. The fair market value of any shares of the Company’s Common Stock or other non-cash consideration which may be delivered upon exercise of an Option shall be determined in such manner as may be prescribed by the Board.

h. Acceleration, Extension, Etc.  The Board may, in its sole discretion, and in all instances subject to any relevant tax and accounting considerations which may adversely impact or impair the Company, (i) accelerate the date or dates on which all or any particular Options or Awards granted under the Plan may be exercised, or (ii) extend the dates during which all or any particular Options or Awards granted under the Plan may be exercised or vest.

5. Restricted Stock Awards.

a. Grants.  The Board may grant Awards to Participants of restricted shares of Common Stock, subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price from the Participant in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award (each, a “Restricted Stock Award”).

b. Terms and Conditions.  The Board shall determine the terms and conditions of any such Restricted Stock Award. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). As soon as reasonably practicable after the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or, if the Participant has died, to the beneficiary designated by a Participant, in a manner determined by the Board, to receive amounts due or exercise rights of the Participant in the event of the Participant’s death (the “Designated Beneficiary”). In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant’s estate. Each Restricted Stock Award shall be evidenced by a Restricted Stock Award Agreement in substantially the form approved by the Board (“Restricted Stock Award Agreement”).

c. Section 83(b) Election.  Each Restricted Stock Award Agreement shall be accompanied by a Code Section 83(b) election form in substantially the form approved by the Board (“Section 83(b) Election Form”). Nothing contained herein shall be construed by any party as a recommendation or any advice whatsoever by the Company, or any Parent or Subsidiary thereof, the Board or the Committee regarding the tax treatment of any Restricted Stock Award under the Plan. Without in any way limiting the generality of the foregoing, the decision as to whether to make an election under Code Section 83(b) shall be the sole responsibility of the Participant.

6. Restricted Stock Units.

a. Grants.  The Board may grant an Award to any Participant of a right to a fully vested share of Common Stock (each, an “RSU Share”) and, if applicable, notional cash dividends with respect thereto, at such future time and upon such terms as specified by the Board in the agreement (“RSU Agreement”) evidencing such Award (each, a “Restricted Stock Unit”).

b. Terms and Conditions.  Restricted Stock Units issued under the Plan may have restrictions which lapse based upon the service of a Participant, or based upon such other criteria, including, without limitation, performance criteria, that the Board or Committee may determine to be appropriate. Until distribution of the RSU Share and, if applicable, notional dividends with respect thereto, in accordance with the terms of the RSU Agreement, the right, under an applicable RSU Agreement, to receive such RSU

Share and, if applicable, notional dividends with respect thereto shall constitute either (i) an unfunded promise to pay a future benefit that constitutes deferred compensation under Section 409A of the Code and the 409A Regulations or (ii) an arrangement exempt from Section 409A of the Code and the 409A Regulations, as the Participant elects. Distribution of an RSU Share underlying a Restricted Stock Unit shall take the form of a stock certificate issued to the Participant or, if the Participant has died, to the Designated Beneficiary. For avoidance of doubt, (i) the grant of a Restricted Stock Unit shall not result in the issuance of a stock certificate to, or in the name of, or for the benefit of, a Participant; and (ii) a Participant who has been granted a Restricted Stock Unit shall not be entitled to vote or receive actual dividends (if any) on the RSU Shares underlying such Restricted Stock Units until certificates for such RSU Shares are issued. In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant’s estate. Until an RSU Share vests, in accordance with the vesting schedule established by the Board or Committee, it shall remain subject to forfeiture.

7. Other Stock-Based Awards.  The Board shall have the right to grant other Awards based upon the Common Stock having such terms and conditions as the Board may determine, including, without limitation, the grant of shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of stock appreciation rights, phantom stock awards or stock units. Any grant of stock appreciation rights or similar awards requiring an exercise event shall be subject to the rules regarding issuance at Fair Market Value applicable to grants of Options set forth in the first sentence of Section 4d hereof.

8. General Provisions Applicable to Awards.

a. Transferability of Awards.  Except as the Board may otherwise determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant; provided, however, except as the Board may otherwise determine or provide in an Award, that Nonstatutory Stock Options and Restricted Stock Awards may be transferred pursuant to a qualified domestic relations order (as defined in Employee Retirement Income Security Act of 1974, as amended) or to a grantor-retained annuity trust or a similar estate-planning vehicle in which the trust is bound by all provisions of the Stock Option Agreement and Restricted Stock Award, which are applicable to the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

b. Documentation.  Each Award under the Plan shall be evidenced by a written instrument in such form as the Board shall determine or as executed by an officer of the Company pursuant to authority delegated by the Board. For purposes of this Plan, a Stock Option Agreement, a Restricted Stock Award Agreement and an RSU Agreement each constitute an Award Agreement. Each Award may contain terms and conditions in addition to those set forth in the Plan, provided that such terms and conditions do not contravene the provisions of the Plan or applicable law.

c. Board Discretion.  The terms of each type of Award need not be identical, and the Board need not treat Participants uniformly.

d. Additional Award Provisions.  The Board may, in its sole discretion, include additional provisions in any Award Agreement under the Plan, including without limitation restrictions on transfer, repurchase rights, commitments to pay cash bonuses, to make, arrange for or guaranty loans or to transfer other property to Participants upon exercise of Awards, or transfer other property to Participants upon exercise of Awards, or such other provisions as shall be determined by the Board; provided that such additional provisions shall not be inconsistent with any other term or condition of the Plan or applicable law.

e.  Termination of Status.  The Board shall determine the effect on an Award of the disability (as defined in Code Section 22(e)(3)), death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant’s legal representative, conservator, guardian or Designated Beneficiary, may exercise rights under the Award, subject to applicable law and the provisions of the Code related to Incentive Stock Options.

f. Change of Control of the Company.

i. Unless otherwise expressly provided in the applicable Award Agreement, in connection with the occurrence of a Change Control (as defined below), the Board shall, in its sole discretion as to any outstanding Award (including any portion thereof; on the same basis or on different bases, as the Board shall specify), take one or any combination of the following actions:

A. make appropriate provision for the continuation of such Award by the Company or the assumption of such Award by the surviving or acquiring entity and by substituting on an equitable basis for the shares then subject to such Award either (x) the consideration payable with respect to the outstanding shares of Common Stock in connection with the Change of Control, (y) shares of stock of the surviving or acquiring corporation or (z) such other securities as the Board deems appropriate, the Fair Market Value of which shall not materially differ from the Fair Market Value of the shares of Common Stock subject to such Award immediately preceding the Change of Control (as determined by the Board in its sole discretion);

B. accelerate the date of exercise or vesting of such Award;

C. permit the exchange of such Award for the right to participate in any stock option or other employee benefit plan of any successor corporation;

D. provide for the repurchase of the Award for an amount equal to the difference of (i) the consideration received per share for the securities underlying the Award in the Change of Control minus (ii) the per share exercise price of such securities. Such amount shall be payable in cash or the property payable in respect of such securities in connection with the Change of Control. The value of any such property shall be determined by the Board in its discretion; or

E. provide for the termination of such Award immediately prior to the consummation of the Change of Control; provided that no such termination will be effective if the Change of Control is not consummated.

F. For the purpose of this Agreement, a “Change of Control” shall mean:

(a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% of the then outstanding shares of voting stock of the Company (the “Voting Stock”); provided, however, that any acquisition by the Company or its subsidiaries, or any employee benefit plan (or related trust) of the Company or its subsidiaries of more than 50% of the Voting Stock shall not constitute a Change of Control; and provided, further, that any acquisition by a corporation with respect to which, following such acquisition, more than 50% of the then outstanding shares of common stock of such corporation, is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners of the Voting Stock immediately prior to such acquisition in substantially the same proportion as their ownership, immediately prior to such acquisition, of the Voting Stock, shall not constitute a Change of Control; and provided, further, that the acquisition of more than 50% of the Voting Stock pursuant to a transaction, the primary purpose of which was to effect an equity financing of the Company, shall not constitute a Change of Control; or

(b) Individuals who, as of the Effective Date, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute a majority of the members of the Board; provided that any individual who becomes a director after the Effective Date whose election or nomination for election by the Company’s Shareholders was approved by a majority of the members of the Incumbent Directors (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened “election contest” relating to the election of the Directors of the Company (as such terms are used in Rule 14a11 under the Exchange Act), “tender offer” (as such term is used in Section 14(d) of the Exchange Act) or a proposed Merger (as defined below) shall be deemed to be members of the Incumbent Directors; or

(c) The consummation of (i) a reorganization, merger or consolidation (any of the foregoing, a “Merger”), in each case, with respect to which the individuals and entities who were the beneficial owners of the Voting Stock immediately prior to such Merger do not, following such Merger, beneficially own, directly or indirectly, more than 50% of the then outstanding shares of common stock of the corporation resulting from the Merger (the “Resulting Corporation”) as a result of the individuals’ and entities’ shareholdings in the Company immediately prior to the consummation of the Merger and without regard to any of the individual’s and entities’ shareholdings in the Resulting Corporation immediately prior to the consummation of the Merger, (ii) a complete liquidation or dissolution of the Company or (iii) the sale or other disposition of all or substantially all of the assets of the Company, excluding a sale or other disposition of assets to a subsidiary of the Company.

Notwithstanding the foregoing, any Award Agreement may provide for a different definition of Change of Control, including, without limitation, one necessary to comply with the 409A Regulations, if applicable.

g. Dissolution or Liquidation.  In the event of the proposed dissolution or liquidation of the Company, the Board shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Board in its sole discretion may provide for a Participant to have the right to exercise his or her Award until fifteen (15) days prior to such transaction as to all of the shares of Common Stock covered by the Option or Award, including shares as to which the Option or Award would not otherwise be exercisable, which exercise may in the sole discretion of the Board, be made subject to and conditioned upon the consummation of such proposed transaction. In addition, the Board may provide that any

Company repurchase option applicable to any shares of Common Stock purchased upon exercise of an Option or Award shall lapse as to all such shares of Common Stock, provided the proposed dissolution and liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Award will terminate upon the consummation of such proposed action.

h. Assumption of Options Upon Certain Events.  In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Awards under the Plan in substitution for stock and stock-based awards issued by such entity or an affiliate thereof. The substitute Awards shall be granted on such terms and conditions as the Board considers appropriate in the circumstances.

i. Parachute Payments and Parachute Awards.  Notwithstanding the provisions of Section 8(f), if, in connection with a Change of Control described therein, a tax under Section 4999 of the Code would be imposed on the Participant (after taking into account the exceptions set forth in Sections 280G(b)(4) and 280G(b)(5) of the Code), then the number of Awards which shall become exercisable, realizable or vested as provided in such Section shall be reduced (or delayed), to the minimum extent necessary, so that no such tax would be imposed on the Participant (the Awards not becoming so accelerated, realizable or vested, the “Parachute Awards”); provided, however, that if the “aggregate present value” of the Parachute Awards would exceed the tax that, but for this sentence, would be imposed on the Participant under Section 4999 of the Code in connection with the Change of Control, then the Awards shall become immediately exercisable, realizable and vested without regard to the provisions of this sentence. For purposes of the preceding sentence, the “aggregate present value” of an Award shall be calculated on an after-tax basis (other than taxes imposed by Section 4999 of the Code) and shall be based on economic principles rather than the principles set forth under Section 280G of the Code and the regulations promulgated thereunder. All determinations required to be made under this Section 8(i) shall be made by the Company.

j. Amendment of Awards.  The Board may amend, modify or terminate any outstanding Award including, but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant’s consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

k. Conditions on Delivery of Stock.  The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

l. Acceleration.  The Board may at any time provide that any Options shall become immediately exercisable in full or in part, that any Restricted Stock Awards or Restricted Stock Units shall be free of some or all restrictions, or that any other stock-based Awards may become exercisable in full or in part or free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be, despite the fact that the foregoing actions may (i) cause the application of Sections 280G and 4999 of the Code if a Change of Control of the Company occurs, or (ii) disqualify all or part of the Option as an Incentive Stock Option.

m. Time of Granting Awards.  The grant of an Award shall, for all purposes, be the date on which the Company completes the corporate action relating to the grant of such Award and all conditions to the grant have been satisfied, provided that, except as provided in the Treasury Regulations applicable to Incentive Stock Options, conditions to the grant, exercise or vesting of an Award shall not defer the date of grant. Notice of a grant shall be given to each Participant to whom an Award is so granted within a reasonable time after the determination has been made.

n. Participation in Foreign Countries.  The Board shall have the authority to adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its Subsidiaries may operate to assure the viability of the benefits from Awards granted to Participants performing services in such countries and to meet the objectives of the Plan.

9. Withholding.  The Company shall have the right to deduct from payments of any kind otherwise due to the optionee or recipient of an Award any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of Options under the Plan or the purchase of shares subject to the Award. Subject to the prior approval of the Company, which may be withheld by the Company in its sole discretion, the optionee or recipient of an Award may elect to satisfy such obligation, in whole or in part, (a) by causing the Company to withhold shares of Common Stock otherwise issuable pursuant to the exercise of an Option (subject to any tax considerations applicable to Incentive Stock Options) or the purchase of shares subject to an Award or (b) by delivering to the Company shares of Common Stock already owned by the optionee or Award recipient of an Award. The shares so delivered or withheld shall have a Fair Market Value of the shares used to satisfy such withholding obligation as shall be determined by the Company as of the date that the amount of tax to be withheld is to be determined. An optionee or recipient of an Award who has made an election pursuant to this Section may only satisfy his or her withholding obligation with shares of Common Stock which are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

10. Forfeiture if Engagement or Employment Terminated for Cause.  If the employment or engagement of any Participant is terminated “for Cause”, the Award may terminate, upon a determination of the Board, on the date of such termination and the Option shall thereupon not be exercisable to any extent whatsoever, the Company shall have the right to repurchase any shares of Common Stock subject to a Restricted Stock Award whether or not such shares have vested and any Restricted Stock Units shall be forfeited, as applicable. For purposes of this Section 10, “for Cause” shall be defined as follows: (i) if the Participant has executed an employment agreement, the definition of “cause” contained therein, if any, shall govern, or (ii) conduct, as determined by the Board, involving one or more of the following: (a) gross misconduct or inadequate performance by the Participant which is injurious to the Company; or (b) the commission of an act of embezzlement, fraud or theft, which results in economic loss, damage or injury to the Company; or (c) the unauthorized disclosure of any trade secret or confidential information of the Company (or any client, customer, supplier or other third party who has a business relationship with the

Company) or the violation of any noncompetition or nonsolicitation covenant or assignment of inventions obligation with the Company; or (d) the commission of an act which constitutes unfair competition with the Company or which induces any customer or prospective customer of the Company to breach a contract with the Company or to decline to do business with the Company; or (e) the indictment of the Participant for a felony or serious misdemeanor offense, either in connection with the performance of his or her obligations to the Company or which shall adversely affect the Participant’s ability to perform such obligations; or (f) the commission of an act of fraud or breach of fiduciary duty which results in loss, damage or injury to the Company; or (g) the failure of the Participant to perform in a material respect his or her employment, consulting or advisory obligations without proper cause. In making such determination, the Board shall act fairly and in utmost good faith. The Board may in its discretion waive or modify the provisions of this Section at a meeting of the Board with respect to any individual Participant with regard to the facts and circumstances of any particular situation involving a determination under this Section.

11. Miscellaneous.

a. Definitions.

i. “Company”, for purposes of eligibility under the Plan, shall include any present or future subsidiary corporations of Breeze-Eastern Corporation, as defined in Section 424(f) of the Code (a “Subsidiary”), and any present or future parent corporation of Breeze-Eastern Corporation, as defined in Section 424(e) of the Code. For purposes of Awards other than Incentive Stock Options, the term “Company” shall include any other business venture in which the Company has a direct or indirect significant interest, as determined by the Board in its sole discretion.

ii. “Code” means the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.

iii. “Effective Date” means the date the Plan is adopted by the Board.

iv. “Employee” for purposes of eligibility under the Plan shall include a person to whom an offer of employment has been extended by the Company.

v. “Exchange Act” means the Securities Exchange Act of 1934, as amended.

vi. “Fair Market Value” means (A) if, at the time an Award is granted under the Plan, the Company’s Common Stock is readily tradable on an established securities market, “Fair Market Value” shall mean either the last reported sales price for such stock before the grant or the closing price on the trading day of the grant, if no sales were reported as quoted on such exchange or system as reported in The Wall Street Journal or such other source as the Board deems reliable, or (ii) the arithmetic mean of the high and low prices for such stock on the trading day of the grant, as determined by the Board at the time of the grant; and (B) if, at the time an Award is granted under the Plan, the Company’s Common Stock is not readily tradable on an established securities market, the Fair Market Value of a share of Common Stock shall be the fair market value as determined in accordance with the reasonable valuation factors set forth in the 409A Regulations, without regard to any lapse restrictions as defined in Treasury

Regulation Section 1.83-3(i), taking into account all available information material to the value of the Company. Such factors shall include, but not be limited to, as applicable, the following:

A. the value of tangible and intangible assets of the Company;

B. the present value of anticipated future cash flows of the Company;

C. the market value of stock or equity interests in similar corporations and other entities engaged in trades or businesses similar to those engaged in by the Company (which market value can be readily determined through nondiscretionary, objective means);

D. recent arm’s length transactions involving the sale or transfer of the Company’s Common stock;

E. control premiums;

F. discounts for lack of marketability;

G. whether the valuation method is used for other purposes that have a material effect on the Company, its stockholders or its creditors; and

H. consistent use of a valuation method to determine the value of the Company’s stock or assets for other purposes. A calculated value shall be deemed unreasonable if it is based upon a valuation that occurred more than twelve (12) months prior to such date or if it fails to reflect information available after the date of the calculation that may materially affect the value of the Company.

The same valuation method shall apply to all Awards of the same type granted under the Plan on a particular grant date.

vii. “Fiscal Year” means the 12-consecutive-month period beginning on April 1 and ending on the immediately following March 31.

viii. “Option Exchange Program” means a program whereby an outstanding Option whose Fair Market Value as of a given date is less than the exercise price thereof as of its grant date (an “Underwater Option”) is exchanged for an Option of equivalent economic value, determined as of the date of the exchange (the “Exchange Date”), to the value of the Underwater Option, with such determination to be based upon the Fair Market Value of the underlying shares of Common Stock of such new Option as of the Exchange Date.

ix. “Person” shall have the meaning ascribed thereto in Section 13(d) and 14(d) of the Exchange Act.

x. “409A Regulations” means the final United States Department of Treasury regulations issued under Section 409A on April 17, 2007, as modified from time to time.

xi. “Securities Act” means the Securities Act of 1933, as amended.

b. No Right To Employment or Other Status.  No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan.

c. No Rights As Stockholder.  Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder thereof; provided, however, that unless otherwise provided in the applicable Restricted Stock Award Agreement, the Participant shall have the right to vote and receive dividends or other distributions paid on Restricted Stock Award shares, subject to any restrictions deemed appropriate by the Board, including, without limitation, the achievement of specific performance goals.

d. Compliance with Law.  The Company shall not be required to sell or issue any shares of Common Stock under any Award if the sale or issuance of such shares would constitute a violation by the Participant, any other individual exercising an Option, or the Company of any provision of any law or regulation of any governmental authority, including, without limitation, any federal or state securities laws or regulation. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any share subject to an Award up on any security exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares hereunder, no shares of Common Stock may be issued or sold to the Participant or any other individual exercising an Option pursuant to such Award unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way effect the date of termination of the Award. Any determination in this connection by the Board shall be final, binding and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares of Common Stock pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes that a Option shall not be exercised until the shares of Common Stock covered by such Option are registered or exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned up on the effectiveness of such registration or availability of such an exemption. It is the intent of the Company that (i) the Plan and any Award made thereunder be exempt from the requirements of Section 409A of the Code by virtue of any applicable exemption under the 409A Regulations, including, without limitation, the exemption for Incentive Stock Options set forth in Treasury Regulation Section 1.409A-1(b)(5)(ii), the exemption for Nonstatutory Options set forth in Treasury Regulation Section 1.409A-1(b)(5)(i)(A), the exemption for stock appreciation rights set forth in Treasury Regulation Section 1.409A-1(b)(5)(i)(B) and the exemption for Restricted Stock Awards set forth in Treasury Regulation Section 1.409A-1(b)(6), and shall be construed by all parties accordingly. If, at any time, an Award is subject to Section 409A of the Code, the applicable Award Agreement shall comply with all applicable requirements thereof.

e. Effective Date and Term of Plan.  The Plan shall become effective on the date on which it is adopted by the Board. No Awards shall be granted under the Plan after the completion of ten years from the date on which the Plan was adopted by the Board, but Awards previously granted may extend beyond that date.

f. Amendment of Plan.  The Board may amend, suspend or terminate the Plan or any portion thereof at any time.

g. No Trust or ERISA Plan Created.  Nothing contained herein shall be deemed to create a trust of any kind or create any fiduciary relationship. To the extent that any Person acquires a right to receive payments from the Company under this Plan that constitute deferred compensation under the 409A Regulations, such right shall be no greater than the right of any unsecured general creditor of the Company. Further, no provision of this Plan shall be construed as subjecting the Plan, or any portion thereof, to any provisions of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), it being the express intention of the Company that this Plan be so construed.

h. Governing Law.  The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, without regard to any applicable conflicts of law principles.

Approvals

Adopted by the Board of Directors on:

Approved by the Stockholders on:

EXHIBIT A

BREEZE-EASTERN CORPORATION 2012 EQUITY INCENTIVE PLAN
NOTICE OF STOCK OPTION AWARD

Unless otherwise defined herein, the terms defined in the Breeze-Eastern Corporation 2012 Equity Incentive Plan shall have the same defined meanings in this Notice of Stock Option Award and the attached Stock Option Award Terms, which is incorporated herein by reference (together, the “Stock Option Award Agreement”). Terms not defined herein shall have their respective meanings in the Plan.

Participant (the “Participant”)

«Name»

Grant

The undersigned Participant has been granted an Option to purchase Common Stock of Breeze-Eastern Corporation (the “Company”), subject to the terms and conditions of the Plan and this Stock Option Award Agreement, as follows:

Date of Grant	«Grant_Date»	Total Number of Shares Granted	«Shares_Granted»

Vesting Commencement Date	«Vesting_Date»	Type of Option	☐ Incentive Stock Option

Exercise Price per Share	$«Exercise_Price»		☐ Non-Statutory Option

Total Exercise Price	$«Total_Exercise_Price»	Term/Expiration Date	«Expiration_Date»

Vesting Schedule:

This Option shall be exercisable, in whole or in part, according to the following vesting schedule:

Number of Months (or years) of Service	% of Grant (or # of Shares) Vested

Vesting of this Option shall cease upon termination of service, employment or otherwise (the “Relationship”) of the Participant with the Company.

1

Participant	Company

Signature	By:

Print Name	Title

2

BREEZE-EASTERN CORPORATION 2012 EQUITY INCENTIVE PLAN
STOCK OPTION AWARD TERMS

1. Grant of Option.  The Board hereby grants to the Participant named in the Notice of Stock Option Grant an option (the “Option”) to purchase the number of Shares set forth in the Notice of Stock Option Award, at the exercise price per Share set forth in the Notice of Stock Option Grant (the “Exercise Price”), and subject to the terms and conditions of the 2012 Equity Incentive Plan (the “Plan”), which is incorporated herein by reference. In the event of a conflict between the terms and conditions of the Plan and this Stock Option Award Agreement, the terms and conditions of the Plan shall prevail. For avoidance of doubt, any reference in the Plan to an exception under a Stock Option Award Agreement to any provision of the Plan, including, without limitation, any provision of the Plan relating to a Change of Control, shall be deemed not to be in conflict with any such exception under a Stock Option Award Agreement.

If designated in the Notice of Stock Option Grant as an Incentive Stock Option (“ISO”), this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. Nevertheless, to the extent that it exceeds the $100,000 limitation rule of Code Section 422(d), this Option shall be treated as a Nonstatutory Stock Option (“NSO”).

2. Exercise of Option.

a. Right to Exercise.  This Option may be exercised during its term in accordance with the Vesting Schedule set out in the Notice of Stock Option Award and with the applicable provisions of the Plan and this Award Agreement.

b. Method of Exercise.  This Option shall be exercisable by delivery of an exercise notice in the form attached as Annex A (the “Exercise Notice”) which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, the Participant’s agreement to such other representations and agreements as may be required by the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Shares being exercised. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by payment of the aggregate Exercise Price.

No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise complies with applicable laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Participant on the date on which the Option is exercised with respect to such Shares.

3. Termination.  This Option shall be exercisable for three months after Participant ceases to be an employee; provided, however, if the Relationship is terminated by the Company for Cause, the Option shall terminate immediately. Upon Participant’s death or Disability, this Option may be exercised for twelve (12) months after the Relationship ceases. In no event may Participant exercise this Option after the Term/Expiration Date as provided above.

4. Restrictions on Exercise.  This Option may not be exercised until such time as the Plan has been approved by the stockholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable law.

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5. Non-Transferability of Option.  This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Participant only by Participant. The terms of the Plan and this Stock Option Award Agreement shall be binding upon the executors, committees, heirs, successors and assigns of the Participant.

6. Term of Option.  This Option may be exercised only within the Term set out in the Notice of Stock Option Award which Term may not exceed ten (10) years from the Date of Grant, and may be exercised during such Term only in accordance with the Plan and the terms of this Stock Option Award Agreement.

7. United States Tax Consequences.  Set forth below is a brief summary as of the date of this Option of some of the United States federal tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE PARTICIPANT SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

a. Exercise of ISO.  If this Option qualifies as an Incentive Stock Option, there will be no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment to the alternative minimum tax for federal income tax purposes and may subject the Participant to the alternative minimum tax in the year of exercise.

b. Exercise of Nonstatutory Stock Option.  There may be a regular federal income tax liability upon the exercise of a Nonstatutory Stock Option. The Participant will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If the Participant is an employee or a former employee, the Company will be required to withhold from the Participant’s compensation or collect from the Participant and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

c. Disposition of Shares.  In the case of a Nonstatutory Stock Option, if Shares are held for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. In the case of an Incentive Stock Option, if Shares transferred pursuant to the Option are held for at least one year after exercise and for at least two years after the Date of Grant, any gain realized on disposition of the Shares will also be treated as long-term capital gain for federal income tax purposes. If Shares purchased under an Incentive Stock Option are disposed of within one year after exercise or two years after the Date of Grant, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the difference between the Exercise Price and the lesser of (1) the Fair Market Value of the Shares on the date of exercise, or (2) the sale price of the Shares. Any additional gain will be taxed as capital gain, short-term or long-term depending on the period that the Incentive Stock Option Shares were held.

d. Notice of Disqualifying Disposition of Incentive Stock Option Shares.  If this Option is an Incentive Stock Option, and if the Participant sells or otherwise disposes of any of the Shares acquired pursuant to the Incentive Stock Option on or before the later of (1) the date two years after the Date of Grant, or (2) the date one year after the date of exercise, the Participant shall immediately notify the Company in writing of

2

such disposition. The Participant agrees that the Participant may be subject to income tax withholding by the Company on the compensation income recognized by the Participant.

e. Withholding.  Pursuant to applicable federal, state, local or foreign laws, the Company may be required to collect income or other taxes on the grant of this Option, the exercise of this Option, the lapse of a restriction placed on this Option or the Shares issued upon exercise of this Option, or at other times. The Company may require, at such time as it considers appropriate, that the Participant pay the Company the amount of any taxes which the Company may determine is required to be withheld or collected, and the Participant shall comply with the requirement or demand of the Company. In its discretion, the Company may withhold Shares to be received upon exercise of this Option or offset against any amount owed by the Company to the Participant, including compensation amounts, if in its sole discretion it deems this to be an appropriate method for withholding or collecting taxes.

8. Entire Agreement; Governing Law.  The Plan is incorporated herein by reference. The Plan and this Stock Option Award Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified (except as provided herein and in the Plan) adversely to the Participant’s interest except by means of a writing signed by the Company and Participant. This agreement is governed by the internal substantive laws but not the choice of law rules of the State of Delaware.

9. No Guarantee of Continued Service.  PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING IN THE RELATIONSHIP AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING ENGAGED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE THE RELATIONSHIP AT ANY TIME, WITH OR WITHOUT CAUSE.

Participant acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Participant has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan or this Option. Participant further agrees to notify the Company upon any change in the residence address indicated below.

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ANNEX A

BREEZE EASTERN CORPORATION. 2012 EQUITY INCENTIVE PLAN
EXERCISE/NOTICE

Breeze-Eastern Corporation

[Insert Address]

Attention: [President]

1. Exercise of Option.  Effective as of today,          , 201  , the undersigned (“Participant”) hereby elects to exercise Participant’s option to purchase           shares of the Common Stock (the “Shares”) of Breeze-Eastern Corporation (the “Company”) under and pursuant to the 2012 Equity Incentive Plan (the “Plan”) and the Stock Option Award Agreement dated          , 201   (the “Award Agreement”).

2. Delivery of Payment.  Purchaser herewith delivers to the Company the full purchase price of the Shares, as set forth in the Award Agreement, which purchase price is as follows:

Shares Exercised	Per Share Exercise Price	Aggregate Exercise Price

3. Representations of Participant.  Participant acknowledges that Participant has received, read and understood the Plan and the Award Agreement and agrees to abide by and be bound by their terms and conditions.

4. Rights as Stockholder.  Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Shares shall be issued to the Participant as soon as practicable after the Option is exercised. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 3(c) of the Plan.

5. Tax Consultation.  Participant understands that Participant may suffer adverse tax consequences as a result of Participant’s purchase or disposition of the Shares. Participant represents that Participant has consulted with any tax consultants Participant deems advisable in connection with the purchase or disposition of the Shares and that Participant is not relying on the Company for any tax advice.

6. Successors and Assigns.  The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Participant and his or her heirs, executors, Committees, successors and assigns.

7. Interpretation.  Any dispute regarding the interpretation of this Agreement shall be submitted by Participant or by the Company forthwith to the Committee which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Committee shall be final and binding on all parties.

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8. Governing Law; Severability.  This Agreement is governed by the laws of the state of Delaware without regard to any principles in respect of conflicts of laws.

9. Entire Agreement.  The Plan and Award Agreement are incorporated herein by reference. This Agreement, the Plan, the Award Agreement (including all exhibits) and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and Participant.

[Signatures appear on next page.]

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Submitted by:	Accepted by:

PARTICIPANT	COMPANY

Signature	By

Print Name	Title

Address:	Address:

Date Received

3

BREEZE-EASTERN CORPORATION
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF BREEZE-EASTERN CORPORATION FOR THE ANNUAL MEETING OF STOCKHOLDERS
          The undersigned revokes all previous proxies and constitutes and appoints D. Michael Harlan and Mark D. Mishler, and each of them, his or her true and lawful agent and proxy with full power of substitution in each, to represent and to vote on behalf of the undersigned all of the shares of common stock of Breeze-Eastern Corporation (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at 35 Melanie Lane, Whippany, New Jersey 07981, at 10:00 a.m., local time, on October 6, 2011, and at any adjournment(s) or postponement(s) thereof, upon the following proposals more fully described in the Notice of Annual Meeting of Stockholders and Proxy Statement for the Annual Meeting (receipt of which is hereby acknowledged).
          This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR proposals 1, 2, 3, 4 and 5 which have been proposed by our Board of Directors, and in the proxies’ discretion, upon other matters as may properly come before the Annual Meeting.
(continued and to be signed on reverse side)

Please Detach and Mail In the Envelope Provided

1.	☒ Please mark your votes as indicated in this example. ELECTION OF DIRECTORS.
			FOR	WITHHELD
			☐	☐
Nominees:
	VOTE FOR all the nominees listed; except vote withheld from the following nominee(s) (if any):	01 William H. Alderman
02 Robert J. Kelly
03 William J. Recker
04 Russell M. Sarachek
05 William M. Shockley
06 Frederick Wasserman
07 D. Michael Harlan, Jr

			FOR	AGAINST	ABSTAIN
2.	RATIFYING THE APPOINTMENT OF MARCUM LLP AS OUR INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING MARCH 31, 2012		☐	☐	☐
			FOR	AGAINST	ABSTAIN
3.	APPROVING THE ADOPTION OF THE STOCKHOLDER RIGHTS PLAN ADOPTED BY THE BOARD OF DIRECTORS		☐	☐	☐
			FOR	AGAINST	ABSTAIN
4.	APPROVING THE AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE TO 100,000,000 SHARES		☐	☐	☐
			FOR	AGAINST	ABSTAIN
5.	APPROVING OUR 2012 INCENTIVE COMPENSATION PLAN		☐	☐	☐
IN HIS OR HER DISCRETION, THE PROXY IS AUTHORIZED TO VOTE UPON OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

☐	I WILL ATTEND THE ANNUAL MEETING.
PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

Signature of Stockholder	Signature of Stockholder		Dated:	,	2011

IF HELD JOINTLY
     Note: This proxy must be signed exactly as the name appears hereon. When shares are held by joint tenants, both should sign. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signer is a partnership, please sign in partnership name by authorized person.